As filed with the Securities and Exchange Commission on February 26, 2021

Registration Nos. 033-47507

811-06652

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 85	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 87	☒

ABERDEEN INVESTMENT FUNDS

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200, Philadelphia, PA 19103

(Address of Principal Executive Offices)

Registrant’s Telephone Number:

(866) 667-9231

Lucia Sitar, Esq.

c/o Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copy to:

Jay G. Baris, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ABERDEEN INVESTMENT FUNDS

PROSPECTUS

February 26, 2021

Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund) Class A – BJBIX ■ Institutional Class – JIEIX
Aberdeen Global Equity Impact Fund Class A – JETAX ■ Institutional Class – JETIX
Aberdeen Total Return Bond Fund Class A – BJBGX ■ Institutional Class – JBGIX
Aberdeen Global High Income Fund Class A – BJBHX ■ Institutional Class – JHYIX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Summary – Aberdeen International Sustainable Leaders Fund

Aberdeen International Sustainable Leaders Fund

(formerly, Aberdeen Select International Equity Fund)

Objective

The Aberdeen International Sustainable Leaders Fund (the “International Sustainable Leaders Fund” or the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Sustainable Leaders Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Class Shares
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses[1]	0.66%	0.53%
Total Annual Fund Operating Expenses	1.71%	1.33%
Less: Amount of Fee Waiver/Expense Reimbursement	0.33%	0.20%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[2]	1.38%	1.13%

[1]	The Fund owes an uncertain amount of tax liability relating to the receipt of payments on tax reclaims from some European jurisdictions in an amount that is subject to negotiations with the Internal Revenue Service. Upon final determination of the Internal Revenue Service, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Fund’s expenses, net asset value and performance may be materially adversely affected.

[2]	Aberdeen Investment Funds and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract pursuant to which the Adviser will waive fees and reimburse expenses so that the Fund’s operating expenses do not exceed 1.10% for Institutional Class and 1.35% for Class A shares of the Fund, which may not be terminated before February 28, 2022 without approval from the Independent Trustees. This expense limitation excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser; provided, however, that any reimbursements must be paid on a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in effect at the time fees were limited or expenses were paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the International Sustainable Leaders Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$140	$507	$897	$1,992
Institutional Class shares	$115	$402	$710	$1,584

Portfolio Turnover

The International Sustainable Leaders Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Strategies

The International Sustainable Leaders Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing primarily in equity securities of foreign companies that the Adviser deems to have sound and improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

Summary - Aberdeen International Sustainable Leaders Fund     1

Summary – Aberdeen International Sustainable Leaders Fund

In pursuing the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation and which takes into consideration the sustainability of the business in its broadest sense and the company’s ESG performance. The Adviser’s stock analysts work closely with dedicated ESG specialists who sit within each regional investment team and provide industry-leading expertise and insight at the company level. In addition, engagement with company management is a key part of the Adviser’s research process and ongoing stewardship program.

The Adviser will identify stocks for their long-term, fundamental value based on quality and price. With respect to “quality”, the Adviser will assign each company a proprietary overall quality rating and also an ESG-quality rating ranging from 1 to 5 (1 indicating leaders and 5 indicating laggards) – enabling the Fund’s investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 3 or better by the Adviser on both the overall quality rating and ESG-quality rating.

In the overall quality filter, the Adviser seeks to determine whether the company has good growth prospects and a balance sheet that supports expansion. In the ESG-quality filter, the Adviser evaluates the ownership structures, governance and management quality of the companies as well as potential environmental and social risks that the companies may face.

Examples of areas under scope when assessing a company’s ESG quality include the following:

•	Board Diversity
•	Capital Allocation
•	Capital Return
•	Carbon Emissions
•	Climate Risks
•	Corporate Governance
•	Corporate Strategy
•	Cyber Security
•	Deforestation
•	Diversity Issues
•	Employee Safety
•	ESG Disclosures
•	Human Rights
•	Labor Management
•	Market Communication
•	Remuneration
•	Succession Planning
•	Waste Management
•	Water Management

In order for a company to be considered an emerging or sustainable leader (that is, to be rated at least a 3 on the Adviser’s ESG-quality rating), at a minimum, ESG risks must be considered as principal business risks, the company must have initiatives in place to address the most material ESG risks facing such company, the company must have some key-performance-indicators/targets related to its most material ESG risks, disclosure must be in line with regulatory requirements, ESG teams must be present, and the company must have good governance and a track record of treating minority shareholders fairly as well as only minor or no related party transactions.

Binary exclusions are also applied to exclude a defined list of unacceptable activities. The Fund will not invest in companies that, based on MSCI data, have:

●	failed to uphold one or more principles of the UN Global Compact;
●	an industry tie to controversial weapons;
●	a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;
●	a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;
●	a revenue contribution of 10% or more from the extraction of unconventional oil and gas; or
●	a revenue contribution from thermal coal extraction.

In carrying out its assessments of ESG quality, the Adviser’s equity analysts incorporate internal data sources, including a proprietary quantitative house score, external sources (e.g. MSCI reports), thematic expertise from the Adviser’s central ESG team and regional expertise from the Adviser’s on-desk ESG analysts. The Adviser relies heavily on its own in-depth research and analysis over third party ESG ratings.

The Fund will measure compliance with its principal investment strategies at the time of investment except that compliance with binary exclusions is tested as frequently as MSCI data is updated, which is currently quarterly. If a company no longer meets the Adviser’s ESG criteria, the Adviser intends, but is not required, to sell such security.

Summary - Aberdeen International Sustainable Leaders Fund     2

Summary – Aberdeen International Sustainable Leaders Fund

As a non-fundamental policy, under normal circumstances, the International Sustainable Leaders Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive a majority of their earnings or revenue from, a number of countries around the world other than the U.S. that meet the Adviser’s sustainability criteria. For purposes of the 80% policy, a company is considered to be outside the U.S. if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of, or has its principal office in, a country outside the U.S.;
●	the company has its principal securities trading market in a country outside the U.S.; and/or
●	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

Under normal circumstances, a number of countries around the world will be represented in the Fund’s portfolio, some of which may be considered to be emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

Principal Risks

The International Sustainable Leaders Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Sub-adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

Sustainable Investing Risk – The Fund’s Sustainable Leaders strategy may result in performance that differs from the performance of other funds that do not pursue an ESG strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable and appropriate, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Summary - Aberdeen International Sustainable Leaders Fund     3

Summary – Aberdeen International Sustainable Leaders Fund

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk – A magnification of the risks that apply to foreign securities. These risks are greater for securities of companies, municipalities or governments in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Large-Cap Securities Risk - Securities issued by large cap companies subject the Fund to the risk that those securities may underperform securities issued by companies with smaller capitalizations or the market as a whole.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk - The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the Prospectus.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Performance

The bar chart and table below can help you evaluate potential risks of the International Sustainable Leaders Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World ex USA Index (net dividends), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

The Fund changed its principle investment strategy effective December 1, 2020. Performance information for periods prior to December 1, 2020 reflects the Fund’s previous principle investment strategy. On that date, the Fund changed its name from Aberdeen Select International Equity Fund to Aberdeen International Sustainable Leaders Fund to reflect the new principle investment strategy.

Summary - Aberdeen International Sustainable Leaders Fund     4

Summary – Aberdeen International Sustainable Leaders Fund

Aberdeen Standard Investments Inc. (the “Adviser”) and Aberdeen Asset Managers Limited (“AAML”) became adviser and sub-adviser of the Fund, respectively, on May 22, 2013. Performance prior to this date reflects the performance of an unaffiliated adviser.

Performance shown reflects the Fund's receipt of payment of Article 63 EU Tax Reclaims related to prior years (2005-2008). The receipt of these extraordinary payments on various dates beginning December 16, 2016 effectively increased the Fund's performance for all periods that include these payments in a manner that may not recur in the future, and the Fund’s performance was significantly higher for those periods than it would have been had the Fund not received payment of the Article 63 EU Tax Reclaims.

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 18.66% - 2nd quarter 2020

Lowest Return: (24.53)% - 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Years	10 Years
Class A shares (inception date: 10/4/93) – Before Taxes	17.06%	11.18%	3.04%
Class A shares – After Taxes on Distributions	16.77%	10.14%	2.12%
Class A shares – After Taxes on Distributions and Sale of Shares	10.10%	8.36%	1.92%
Institutional Class shares (inception date: 11/17/99) – Before Taxes	17.37%	11.46%	3.30%
MSCI All Country World ex USA Index (net dividends) (reflects deductions for expenses and taxes)	10.65%	8.93%	4.92%

Investment Adviser

Aberdeen Standard Investments Inc. serves as the International Sustainable Leaders Fund’s investment adviser and AAML serves as the Fund’s sub-adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Joanna McIntyre, CFA®	Investment Director	2019
Victoria MacLean, CFA®	Investment Director	2020

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

Summary - Aberdeen International Sustainable Leaders Fund     5

Summary – Aberdeen International Sustainable Leaders Fund

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary - Aberdeen International Sustainable Leaders Fund     6

Summary – Aberdeen Global Equity Impact Fund

Aberdeen Global Equity Impact Fund

Objective

The Aberdeen Global Equity Impact Fund (the “Global Equity Impact Fund” or the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Global Equity Impact Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Class Shares
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses[1]	0.87%	0.81%
Total Annual Fund Operating Expenses	1.92%	1.61%
Less Fee Waiver/Expense Reimbursement	0.51%	0.45%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[2]	1.41%	1.16%

[1]	The Fund owes an uncertain amount of tax liability relating to the receipt of payments on tax reclaims from some European jurisdictions in an amount that is subject to negotiations with the Internal Revenue Service. Upon final determination of the Internal Revenue Service, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Fund’s expenses, net asset value and performance may be materially adversely affected.

[2]	Aberdeen Investment Funds and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract pursuant to which the Adviser will waive fees and reimburse expenses so that the Fund’s operating expenses do not exceed 1.10% for Institutional Class and 1.35% for Class A shares of the Fund, which may not be terminated before February 28, 2022 without approval from the Independent Trustees. This expense limitation excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser; provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or paid the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in effect at the time fees were limited or expenses were paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global Equity Impact Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$144	$554	$989	$2,202
Institutional Class shares	$118	$464	$834	$1,873

Portfolio Turnover

The Global Equity Impact Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Global Equity Impact Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.).

Summary – Aberdeen Global Equity Impact Fund     7

Summary – Aberdeen Global Equity Impact Fund

The Fund invests in securities of companies that aim to create positive measurable environmental and/or social impacts.

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

Under normal market conditions, the Fund will invest significantly (at least 40% -- unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in non-U.S. companies. A company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of, or has its principal office in, a country outside the U.S.;
●	the company has its principal securities trading market in a country outside the U.S.; and/or
●	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Under normal market conditions, the Fund invests in securities from at least three different countries. The Fund may also invest in companies of emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. In addition, the Fund may invest in securities of any market capitalization. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Adviser selects investments for the Fund based on an evaluation of the important factors that drive a company’s share price, as well as the company’s environmental and social impact practices. The Adviser employs a fundamental, bottom-up equity investment style. The style recognizes that the market is not efficient at pricing the fundamentals that drive a company’s share price when the company undergoes or faces a material change; therefore, the investment team focuses on securing and analyzing information about the fast-changing corporate prospects of companies, concentrating on the most important factors that drive the market price of the investment. Once an investment opportunity has been identified, the Adviser then assesses the company’s ability to deliver positive outcomes for the environment and society in nine areas or “pillars”: circular economy (i.e. optimal reuse of resources), sustainable energy, food and agriculture, water and sanitation, health and social care, financial inclusion, sustainable real estate and infrastructure, education and employment, and impact leaders (i.e. companies that help others achieve sustainable development goals). The Adviser generally aligns its impact assessment to the United Nations Sustainable Development Goals.

Principal Risks

The Global Equity Impact Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Sub-adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

Impact Investing Risk – In implementing the Fund’s ESG (Environmental, Social and Governance) investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance.  For this reason, the Fund’s ESG strategy could cause it to perform differently compared to funds that do not have such strategy.  ESG investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.

Summary – Aberdeen Global Equity Impact Fund     8

Summary – Aberdeen Global Equity Impact Fund

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk – A magnification of the risks that apply to foreign securities. These risks are greater for securities of companies, municipalities or governments in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Large-Cap Securities Risk – Securities issued by large cap companies subject the Fund to the risk that those securities may underperform securities issued by companies with smaller capitalizations or the market as a whole.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the Prospectus.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Performance

The bar chart and table below can help you evaluate potential risks of the Global Equity Impact Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World Index (net dividends), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

Summary – Aberdeen Global Equity Impact Fund     9

Summary – Aberdeen Global Equity Impact Fund

The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 reflects the Fund’s previous investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Select International Equity Fund II to Aberdeen Global Equity Impact Fund.

Aberdeen Standard Investments Inc. (the “Adviser”) and Aberdeen Asset Managers Limited (“AAML”) became adviser and sub-adviser of the Fund, respectively, on May 22, 2013. Performance prior to this date reflects the performance of an unaffiliated adviser.

Performance shown reflects the Fund's receipt of payment of Article 63 EU Tax Reclaims related to prior years (2005-2009). The receipt of these extraordinary payments on various dates beginning February 1, 2017 effectively increased the Fund's performance for all periods that include these payments in a manner that may not recur in the future, and the Fund’s performance was significantly higher for those periods than it would have been had the Fund not received payment of the Article 63 EU Tax Reclaims.

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 23.68% - 2nd quarter 2020

Lowest Return: -24.29% - 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2020

	1 Year	5 Years	10 Years
Class A shares (inception date: 5/4/05) – Before Taxes	29.67%	13.66%	4.56%
Class A shares – After Taxes on Distributions	29.47%	12.82%	3.81%
Class A shares – After Taxes on Distributions and Sales of Shares	17.56%	10.49%	3.23%
Institutional Class shares (inception date: 5/4/05) – Before Taxes	30.05%	13.98%	4.84%
MSCI All Country World Index (net dividends) (reflects deductions for expenses and taxes)	16.25%	12.26%	9.13%

Investment Adviser

Aberdeen Standard Investments Inc. serves as the Global Equity Impact Fund’s investment adviser and AAML serves as the Fund’s sub-adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Dominic Byrne, CFA®	Head of Global Equities	2019
Sarah Norris	Investment Director	2019

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary – Aberdeen Global Equity Impact Fund     10

Summary – Aberdeen Total Return Bond Fund

Aberdeen Total Return Bond Fund

Objective

The Aberdeen Total Return Bond Fund (the “Total Return Bond Fund” or the “Fund”) seeks to provide total return, which is derived from capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Total Return Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Class Shares
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.43%	0.39%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.04%	0.75%
Less: Amount of Fee Waiver/Expense Reimbursement	0.34%	0.30%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement [2,3]	0.70%	0.45%

[1]	“Acquired Fund Fees and Expenses” are incurred indirectly by the Fund as a result of its investments in one or more funds, including exchange traded funds (ETFs), and these fees and expenses are not subject to the Fund’s fee waiver/expense reimbursement contract.

[2]	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s complete prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

[3]	Aberdeen Investment Funds and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract pursuant to which the Adviser will waive fees and reimburse expenses so that the Fund’s operating expenses do not exceed 0.69% for Class A shares and 0.44% for Institutional Class shares of the Fund, which may not be terminated before February 28, 2022 without approval from the Independent Trustees. This expense limitation excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser; provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or paid the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in effect at the time fees were limited or expenses were paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Total Return Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Total Return Bond Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$72	$297	$541	$1,240
Institutional Class shares	$46	$210	$387	$902

Portfolio Turnover

The Total Return Bond Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 269% of the average value of its portfolio.

Summary – Aberdeen Total Return Bond Fund     11

Summary – Aberdeen Total Return Bond Fund

Principal Strategies

The Total Return Bond Fund seeks to achieve its goal by investing primarily in a diversified portfolio of investment grade fixed income securities issued or guaranteed by the U.S. or foreign governments or their agencies, instrumentalities or political subdivisions; supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the “World Bank”), municipalities; and corporations in developed and emerging markets.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, including any fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes, in investment grade bonds (i.e., fixed income securities).

The Fund normally invests in investment grade bonds rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” or better by Standard & Poor’s Rating Service (“S&P”), or a comparable investment grade rating by a nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. Although the Fund typically invests in investment grade bonds, it may continue to hold a security that has been downgraded below investment grade (i.e., “junk bonds”).

The Fund may invest in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“Municipal Bonds”). The Fund may also invest in bonds issued by corporations in developed and emerging markets. The Fund may invest in restricted securities and private placements including securities issued under Rule 144A and/or Regulation S (“Regulation S Securities”).

The Fund will invest less than 25% of its total assets, as measured at the time of purchase, in securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions.

The Fund will not purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer (other than U.S. Government securities).

The strategy is primarily focused on U.S. Dollar-denominated securities. However, the Fund may invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund will invest less than 40% of its total assets, as measured at the time of purchase, in any one country other than the United States.

The Fund invests in mortgage-backed and other asset-backed securities, including to be announced (“TBA”) instruments and corporate assets such as credit card receivables and automobile loan receivables. As of October 31, 2020, the Fund had 0.08% of its net assets invested in government-sponsored mortgage-backed securities, and an additional 26.3% of its net assets in other asset-backed securities.

The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. Although ESG investing is not a principal strategy of the Fund, the Adviser considers and assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer. The Adviser seeks to provide the appreciation component of total return by selecting debt securities at prices that the Adviser expects to benefit from anticipated changes in economic and market conditions.

In managing the Fund’s investments, the Adviser will seek to construct an investment portfolio with a duration of no less than zero years in absolute terms and no more than one year above the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. As of October 31, 2020, the duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.68 years.

To achieve its investment goal the Fund uses derivatives under certain market conditions. As of October 31, 2020, the Fund had 0.21% of its net assets invested in derivatives excluding spot foreign exchange contracts. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund expects that derivative instruments will primarily include the purchase and sale of futures contracts, forward contracts, non- deliverable forwards and swaps (including credit default swaps).

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Summary – Aberdeen Total Return Bond Fund     12

Summary – Aberdeen Total Return Bond Fund

Principal Risks

The Total Return Bond Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first four risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Fixed Income Securities Risk – Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

Asset-Backed Securities Risk– Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk (including Options, Futures and Swaps) – To the extent that derivatives are used for speculative purposes rather than to hedge, the Fund can be exposed to increased risks. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

Other Derivatives Risks – Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Emerging Markets Risk – A magnification of the risks that apply to foreign securities. These risks are greater for securities of companies, municipalities or governments in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Summary – Aberdeen Total Return Bond Fund     13

Summary – Aberdeen Total Return Bond Fund

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. If the Fund incurs losses from foreign currencies or foreign currency hedge positions, the Fund’s distributions could constitute a return of capital to shareholders for federal income tax purposes.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Interest Rate Risk - The Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund's net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Mortgage-Related Securities Risk – The Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Municipal Securities Risk – The Fund may invest in municipal bonds which may be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal Bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal Bond will fall when interest rates rise and will rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds. Changes in the financial health of a municipality or other issuer, or an insurer of municipalities, may make it difficult to pay interest and principal when due and may affect the overall municipal securities market. Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued. Undervalued Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal Bonds, the Fund will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on Municipal bonds. The Fund will not independently review the basis for those tax opinions. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal Bonds are subject to credit or default risk.

Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Summary – Aberdeen Total Return Bond Fund     14

Summary – Aberdeen Total Return Bond Fund

Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default.  A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly. Sovereign debt risk is increased for emerging market issuers.

Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the Prospectus.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Performance

The bar chart and table below can help you evaluate potential risks of the Total Return Bond Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The table compares the Fund’s average annual total returns to the returns of the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

Aberdeen Standard Investments Inc. (the “Adviser”) became the adviser of the Fund on May 22, 2013. However, the portfolio management team from Artio Global Management LLC, the predecessor adviser to the Fund, was employed by the Adviser as of that date and continues to manage the Fund.

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 6.15% - 2nd quarter 2020

Lowest Return: -3.32% - 2nd quarter 2013

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Summary - Aberdeen Total Return Bond Fund     15

Summary – Aberdeen Total Return Bond Fund

Average Annual Total Returns
as of December 31, 2020

	1 Year	5 Years	10 Years
Class A shares (inception date: 7/1/92) – Before Taxes	10.53%	5.07%	4.07%
Class A shares – After Taxes on Distributions	7.34%	3.48%	2.63%
Class A shares – After Taxes on Distributions and Sales of Shares	6.45%	3.25%	2.57%
Institutional Class shares (inception date: 11/17/99) – Before Taxes	10.78%	5.31%	4.33%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	7.51%	4.44%	3.84%

Investment Adviser

Aberdeen Standard Investments Inc. serves as the Total Return Bond Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Lynn Chen, CFA®	Head of Total Return Bond	2002*
Svetlin Krastev, CFA®	Investment Director	2004*
Michael Waggaman	Investment Director	2006*

*Includes predecessor adviser

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.

Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary - Aberdeen Total Return Bond Fund     16

Summary – Aberdeen Global High Income Fund

Aberdeen Global High Income Fund

Objective

The Aberdeen Global High Income Fund (the “Global High Income Fund” or the “Fund”) seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Global High Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Class Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.55%	0.45%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.47%	1.12%
Less: Amount of Fee Waiver/Expense Reimbursement	0.45%	0.35%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[2,3]	1.02%	0.77%

[1]	“Acquired Fund Fees and Expenses” are incurred indirectly by the Fund as a result of its investments in one or more funds, including exchange traded funds (ETFs), and these fees and expenses are not subject to the Fund’s fee waiver/expense reimbursement contract.

[2]	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s complete prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

[3]	Aberdeen Investment Funds and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract pursuant to which the Adviser will waive fees and reimburse expenses so that the Fund’s operating expenses do not exceed 1.00% for Class A shares and 0.75% for Institutional Class shares of the Fund, which may not be terminated before February 28, 2022 without approval from the Independent Trustees. This limit excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser; provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or paid the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in effect at the time the fees were limited or expenses were paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global High Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global High Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$104	$421	$760	$1,719
Institutional Class shares	$79	$321	$583	$1,332

Portfolio Turnover

The Global High Income Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Summary - Aberdeen Global High Income Fund     17

Summary – Aberdeen Global High Income Fund

Principal Strategies

The Global High Income Fund seeks to achieve its goal by investing primarily in high income producing instruments, rated at the time of purchase below “BBB–” by Standard & Poor’s Rating Service (“S&P”), or below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”), or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. The Fund may invest in securities rated in the lowest ratings category or in default (i.e., “junk bonds”). Although the Fund typically invests in high income debt securities, the Fund may also invest in investment grade debt.

The Fund normally invests in a diversified portfolio of high income producing securities. The strategy is primarily directed toward U.S. Dollar denominated debt rated below investment grade (i.e., “junk bonds”) and the Fund ordinarily invests at least 60% of its net assets in U.S. Dollar denominated securities. However, the Fund may purchase securities denominated in foreign currencies.

The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. Although ESG investing is not a principal strategy of the Fund, the Adviser considers and assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer. The Fund seeks to invest in securities of issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations. In addition, the Fund may invest in U.S. and non-U.S. Dollar denominated securities issued by foreign public or private sector entities, including those based in the emerging markets.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, municipalities, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance.

The Fund invests in fixed income securities, debt instruments convertible into common stock, preferred stock and swaps.

The Fund invests in financial instruments issued by corporations, banks, governments, government entities and supranational organizations.

The Fund ordinarily invests in no fewer than three different countries outside the U.S. Under normal market conditions, the Fund will invest at least 40% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. issuers. However, the Fund may invest a lesser amount of its assets in securities of non-U.S. issuers when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets plus any borrowings for investment purposes, in securities of non-U.S. issuers.  An issuer is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of or has its principal place of business in a country outside the U.S.;
●	the company has its principal securities trading market in a country outside the U.S.; and/or
●	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made, or services performed in a country outside the U.S.

The Fund may invest in debt securities of any maturity. The Fund may invest in restricted securities and private placements including securities issued under Rule 144A and/or Regulation S (“Regulation S Securities”).

The Fund may invest in debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in preferred stocks, asset-backed securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may invest in, enter into, or acquire participation in, delayed funding loans and revolving credit facilities.

The Fund may invest up to 20% of its net assets in global equity securities. The Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or over-the-counter (“OTC”).

Summary – Aberdeen Global High Income Fund     18

Summary – Aberdeen Global High Income Fund

To achieve its investment goal, the Fund uses derivatives under certain market conditions. As of October 31, 2020, the Fund had 0.10% of its net assets invested in derivatives excluding spot foreign exchange contracts. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund expects that derivative instruments will include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants, and structured notes. In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

Principal Risks

The Global High Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Fixed Income Securities Risk – Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. If the Fund incurs losses from foreign currencies or foreign currency hedge positions, the Fund’s distributions could constitute a return of capital to shareholders for federal income tax purposes.

Asset-Backed Securities Risk – Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Bank Loan Risk – There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations.  In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.

Summary – Aberdeen Global High Income Fund     19

Summary – Aberdeen Global High Income Fund

Credit Default Swap Risk – Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they may increase credit risk since the Fund may have exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited including, without limitation, as a result of general market conditions or Dodd-Frank and regulations thereunder, and these changes could adversely affect the Fund. Additionally, to the extent the Fund sells protection under credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default or similar event of the referenced debt obligation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk (including Options, Futures and Swaps) – Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

Other Derivatives Risks – Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Emerging Markets Risk – A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies, municipalities or governments in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Illiquid Securities Risk – Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Summary – Aberdeen Global High Income Fund     20

Summary – Aberdeen Global High Income Fund

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund's portfolio holdings. These procedures and tests take into account the Fund's investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Interest Rate Risk - The Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund's net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

LIBOR Risk — The risk that potential changes related to the use of the London Interbank Offered Rate (‘‘LIBOR’’) could adversely affect financial instruments that reference LIBOR as a benchmark interest rate. While some instruments may contemplate a scenario when LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments provide for an alternative rate, and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions.

Private Placements and Other Restricted Securities Risk – Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default.  A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly. Sovereign debt risk is increased for emerging market issuers. The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Summary – Aberdeen Global High Income Fund     21

Summary – Aberdeen Global High Income Fund

If the value of the Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the Prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Global High Income Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The table compares the Fund’s average annual total returns to the returns of the ICE BofA Merrill Lynch Global High Yield Constrained Index (hedged), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

Aberdeen Standard Investments Inc. (the “Adviser”) became the adviser of the Fund on May 22, 2013. Prior to May 22, 2013, the Fund’s adviser was Artio Global Management LLC, which was acquired by the Adviser’s parent company on May 21, 2013.

Annual Total Returns – Class A Shares

(Years Ended Dec. 31)

Highest Return: 12.44% - 2nd quarter 2020

Lowest Return: -15.45% - 1st quarter 2020

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2020

	1 Year	5 Years	10 Years
Class A shares (inception date: 12/17/02) – Before Taxes	5.32%	6.56%	4.70%
Class A shares – After Taxes on Distributions	3.35%	4.27%	2.13%
Class A shares – After Taxes on Distributions and Sales of Shares	3.06%	4.00%	2.50%
Institutional Class shares (inception date: 1/30/03) – Before Taxes	5.61%	6.84%	4.97%
ICE BofA Merrill Lynch Global High Yield Constrained Index (hedged) (reflects no deductions for expenses or taxes)	6.48%	8.47%	7.08%

Investment Adviser

Aberdeen Standard Investments Inc. serves as the Global High Income Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Ben Pakenham	Head of Euro High Yield	2016
Erlend Lochen	Head of North American Fixed Income and Global High Yield	2019
George Westervelt, CFA®	Head of US High Yield Research	2019
Matthew Kence	Investment Director	2019
Arthur Milson	Investment Director	2019

Summary – Aberdeen Global High Income Fund     22

Summary – Aberdeen Global High Income Fund

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary – Aberdeen Global High Income Fund     23

Fund Details

Additional Information about Principal Strategies

Aberdeen International Sustainable Leaders Fund

The Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation and which takes into consideration the sustainability of the business in its broadest sense and the company’s ESG performance. The Adviser identifies stocks for their long-term, fundamental value based on quality and price.

In the price filter, the Adviser assesses the value of a company by reference to financial ratios, and estimates the value of the company relative to its market price and the valuations of other potential investments. The Adviser may sell a security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

With respect to “quality”, the Adviser assigns each company a proprietary overall quality rating and also an ESG-quality rating ranging from 1 to 5 (1 indicating leaders and 5 indicating laggards) – enabling the Fund’s investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 3 or better by the Adviser on both the overall quality rating and ESG-quality rating. In the overall quality filter, the Adviser seeks to determine whether the company has good growth prospects and a balance sheet that supports expansion. In the ESG-quality filter, the Adviser evaluates the ownership structures, governance and management quality of the companies as well as potential environmental and social risks that the companies may face. The Adviser’s stock analysts work closely with dedicated ESG specialists who sit within each regional investment team and provide industry-leading expertise and insight at the company level. In addition, engagement with company management is a key part of the Adviser’s research process and ongoing stewardship program.

In connection with the Fund’s Sustainable Leaders strategy, binary exclusions are also applied to exclude a defined list of unacceptable activities. The Fund will not invest in companies that, based on MSCI data, have:

●	failed to uphold one or more principles of the UN Global Compact;
●	an industry tie to controversial weapons (cluster munitions, landmines, biological/chemical weapons, depleted uranium weapons, blinding laser weapons, incendiary weapons and/or non-detectable fragments);
●	a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;
●	a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;
●	a revenue contribution of 10% or more from the extraction of unconventional oil and gas; or
●	a revenue contribution from thermal coal extraction.

In carrying out its assessments of ESG Quality, the Adviser’s equity analysts incorporate internal data sources, including a proprietary quantitative house score, external sources (e.g. MSCI reports), thematic expertise from the Adviser’s central ESG team and regional expertise from the Adviser’s on-desk ESG analysts. The Adviser relies heavily on its own in-depth research and analysis and on-desk expertise over third party ESG ratings, which are widely used in the market.

The Fund will measure compliance with its principal investment strategies at the time of investment, except that compliance with binary exclusions is tested as frequently as MSCI data is updated, which is currently quarterly. If a company no longer meets the Adviser’s ESG criteria, the Adviser intends, but is not required, to sell such security.

Aberdeen Global Equity Impact Fund.

The Adviser employs a fundamental, bottom-up investment process, based on firsthand research and disciplined company evaluation. The style recognises that the market is not efficient at pricing the fundamentals that drive a company’s share price when they undergo or face material change; therefore the investment team focus on securing and analysing information about the fast-changing corporate prospects of companies, concentrating on the most important factors that drive the market price of the investment. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. Although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the fundamental investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

Once investment opportunities have been identified using the process described above, the investment team then assess the companies’ ability to deliver intentional positive outcomes for the environment and society and seeks to build a diversified portfolio which will maximise these outcomes. The Fund generally aligns its impact assessment to the United Nations Sustainable Development Goals.

Fund Details     24

Fund Details

Aberdeen Total Return Bond Fund. The Adviser will select investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. The Adviser examines the material risks of each investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors, and ESG risks. The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer. Fixed income securities denominated in currencies other than the U.S. Dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. Dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Aberdeen Global High Income Fund. The Adviser employs a fundamental, bottom-up investment process, based on first-hand research involving an evaluation of issuers and securities. The Adviser utilizes internally developed macro views on the global economy and specific regions when constructing portfolios. The Adviser evaluates securities for potential purchase only after it determines that the issuer is fundamentally sound. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors, and ESG risks. The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer. Following a thorough research review, the Adviser evaluates the security’s valuation relative to other potential alternatives. Similarly, the Adviser will sell investments that achieve full valuation or that have deteriorated to an extent where the Adviser believes them no longer to be sound. The Adviser will replace sold investments with securities it believes are more attractive. There is continuous dialogue and sharing of research and information among all of the investment management professionals at the firm, including portfolio managers, research analysts and traders.

Split Ratings. In the event that a security receives different ratings from different Nationally Recognized Statistical Rating Organizations (“NRSROs”), for the Total Return Bond Fund, the Adviser treats the security as being rated in the highest rating category received from an NRSRO. This strategy could result in the Total Return Bond Fund purchasing assets in securities that have a below investment grade rating from one or more NRSROs. For the Global High Income Fund, in the event that a security receives different ratings from different NRSROs, the Adviser treats the security as being rated the average of the ratings received from the NRSROs. This strategy could result in the Global High Income Fund holding a portion of its assets in securities that have received an investment-grade rating from one or more NRSROs.

Investment Objectives. The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Derivatives. To the extent that a Fund invests in derivatives with an underlying asset with economic characteristics similar to the investments included in the investment policies described under “Principal Strategies” of such Fund’s “Summary” section above, the market value or notional value of such derivative, depending on the exposure provided by the type of derivative, would be included to meet the applicable investment policy, except for 80% policies required by Rule 35d-1 with respect to which market value would be included.

80% Policies. If the Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund or Aberdeen Total Return Bond Fund change their 80% investment policies, they will notify shareholders at least 60 days before the change and, if necessary, will change the name of the respective Fund.

Additional Information about EU Tax Reclaims

The Aberdeen International Sustainable Leaders Fund and Aberdeen Global Equity Impact Fund received payments on tax reclaims from some European jurisdictions related to prior years (2005-2009) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). In the tax years for which the Fund filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid to foreign jurisdictions. The receipt by the Funds of the tax reclaims from these jurisdictions also results in a tax liability to the Funds to offset the tax benefits that shareholders received in the past in the form of deductions or credits in prior years relating to such reclaimed amounts. Based on information available as of the date of this Prospectus, an estimated tax amount has been accrued and is reflected within each Fund’s net asset value and performance. Furthermore, upon final determination of the Internal Revenue Service, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Fund’s expenses, net asset value and performance may be materially adversely impacted. The precise amount of the tax remains uncertain as the matter remains unsettled with the Internal Revenue Service.

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Performance shown for periods after December 16, 2016 for the Aberdeen International Sustainable Leaders Fund and after February 1, 2017 for the Aberdeen Global Equity Impact Fund reflect the Funds’ receipt of various payments of Article 63 EU Tax Reclaims related to the prior years. Prior to this receipt there was no certainty that the Funds would receive any amounts, and thus each Fund’s performance previously did not reflect any anticipated receipt of these payments. The receipt of these extraordinary payments effectively increased each Fund's performance for all periods that include payments in a manner that may not recur in the future, and the Fund’s performance was significantly higher for those periods than it would have been had the Fund not received payment of the Article 63 EU Tax Reclaims.

Aberdeen International Sustainable Leaders Fund. With respect to the performance shown in “Performance” in the Fund’s Summary Section, which reflects the receipt of the payment of Article 63 EU Tax Reclaims, for Class A, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 16.90%, 8.78%, and 1.92%, respectively, for the 1-year, 5-year, and 10-year periods ended December 31, 2020. For Institutional Class, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 17.30%, 9.02%, and 2.16%, respectively, for the 1-year, 5-year, and 10-year periods ended December 31, 2020. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.

The Aberdeen International Sustainable Leaders Fund has Article 63 EU Tax Reclaims outstanding related to prior years (2005-2015). Consistent with U.S. GAAP accrual requirements, the Fund has recognized the Article 63 EU Tax Reclaims when a payment has been received, and has not recorded a receivable amount for any outstanding Article 63 EU Tax Reclaims because there is limited historical precedent for U.S. funds collecting reclaims of this magnitude and the total amount of the reclaims that the Fund may receive in the future is uncertain. Any additional amounts to which the Fund may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of the Fund at that time. In addition, Article 63 EU Tax Reclaims amounts received will be subject to tax. The Internal Revenue Service has not yet determined the amount of taxes that the Fund must pay on these amounts. For tax accounting purposes, interest payments received on these payments (if any) are treated as income and will be distributed in due course. Additionally, fluctuations in the value of foreign currencies may affect the Fund’s tax liability, because the Internal Revenue Service may require the Fund to pay any taxes owed on interest payments on Article 63 EU Tax Reclaims amounts in U.S Dollars based on the foreign currency exchange rate with the applicable jurisdiction that was in effect at the time the Article 63 EU Tax Reclaims amounts were received by the Fund. As of December 31, 2020, the total amount of reclaims filed for which no payments have been received by the Fund in the countries that may be affected by the European courts’ decisions (namely, The Netherlands, Spain, Germany, France, Poland, and Sweden) represents approximately 7.8% of net assets of the Fund before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims. These amounts net of estimated taxes (but excluding the impact of interest or tax on such interest) represent 4.5% of net assets of the Fund. Receipt by the Fund of these amounts would make the Fund’s performance seem higher than it would be as a result of the performance of its portfolio investments.

Aberdeen Global Equity Impact Fund. With respect to the performance shown in “Performance” in the Fund’s Summary Section, which reflects the receipt of the payment of Article 63 EU Tax Reclaims, for Class A, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 30.52%, 12.55%, and 4.05%, respectively, for the 1-year, 5-year, and 10-year periods ended December 31, 2020. For Institutional Class, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 30.81%, 12.87%, and 4.33%, respectively, for the 1-year, 5-year, and 10-year periods ended December 31, 2020. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.

The Aberdeen Global Equity Impact Fund has Article 63 EU Tax Reclaims outstanding related to prior years (2005-2015). Consistent with U.S. GAAP accrual requirements, the Fund has recognized the Article 63 EU Tax Reclaims when a payment has been received, and has not recorded a receivable amount for any outstanding Article 63 EU Tax Reclaims because there is limited historical precedent for U.S. funds collecting reclaims of this magnitude and the total amount of the reclaims that the Fund may receive in the future is uncertain. Any additional amounts to which the Fund may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of each fund at that time. In addition, Article 63 EU Tax Reclaims amounts received will be subject to tax. The Internal Revenue Service has not yet determined the amount of taxes that the Fund must pay on these amounts. For tax accounting purposes, interest payments received on these payments (if any) are treated as income and will be distributed in due course. Additionally, fluctuations in the value of foreign currencies may affect the Fund’s tax liability, because the Internal Revenue Service may require the Fund to pay any taxes owed on interest payments on Article 63 EU Tax Reclaims amounts in U.S Dollars based on the foreign currency exchange rate with the applicable jurisdiction that was in effect at the time the Article 63 EU Tax Reclaims amounts were received by the Fund. As of December 31, 2020, the total amount of reclaims filed for which no payments have been received by the Fund in the countries that may be affected by the European courts’ decisions (namely, The Netherlands, Spain, Germany, France, and Sweden) represents approximately 10.2% of net assets of the Fund before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims. These amounts net of estimated taxes (but excluding the impact of interest or tax on such interest) represent 5.8% of net assets of the Fund. Receipt by the Fund of these amounts would make the Fund’s performance seem higher than it would be as a result of the performance of its portfolio investments.

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Additional Information about Investments, Investment Techniques and Risks

The principal investments and principal risks of each Fund are disclosed in each Fund’s Summary section. The table below and the paragraphs that follow show more information about the Funds’ principal investment strategies and risks relating to each Fund. A “✓”in the table indicates that the Fund may invest in the corresponding instrument or be exposed to the corresponding risk. The order of the below investments, investment techniques and risks does not indicate their significance. The Statement of Additional Information also contains information on additional investments in which each Fund may invest to a lesser degree and additional risks to which each Fund may be subject.

	International Sustainable Leaders Fund	Global Equity Impact Fund	Total Return Bond Fund	Global High Income Fund
Asset-Backed Securities Risk			✓	✓
Bank Loan Risk				✓
Credit Default Swap Risk				✓
Cybersecurity Risk	✓	✓	✓	✓
Derivatives Risk (including Options, Futures and Swaps)			✓	✓
Emerging Markets Risk	✓	✓	✓	✓
Equity Securities Risk	✓	✓
Fixed Income Securities Risk			✓	✓
Foreign Currency Exposure Risk	✓	✓	✓	✓
Foreign Securities Risk	✓	✓	✓	✓
High-Yield Bonds and Other Lower-Rated Securities Risk				✓
Illiquid Securities Risk				✓
Impact Investing Risk		✓
Interest Rate Risk			✓	✓

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Issuer Risk	✓	✓	✓	✓
Large-Cap Securities Risk	✓	✓
LIBOR Risk				✓
Management Risk	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓
Mid-Cap Securities Risk	✓	✓
Mortgage-Related Securities Risk			✓
Municipal Securities Risk			✓
Portfolio Turnover Risk			✓
Private Placements and Other Restricted Securities Risk				✓
Sector Risk	✓	✓	✓	✓
Small-Cap Securities Risk	✓	✓
Sovereign Debt Risk			✓	✓
Sustainable Investing Risk	✓
Valuation Risk	✓	✓		✓
Variable and Floating Rate Securities Risk			✓	✓

Asset-Backed Securities Risk – Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

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Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Asset-backed securities may also be structured as pools of assets whose cash flows are “passed through” to the holders of the securities via monthly payments of interest and principal, similar to mortgage-backed securities (referred to as “Other Asset-Backed Securities”). A Fund may invest in a variety of Other Asset-Backed securities which may be subject to additional risks.

At times, instability in the markets for fixed income securities, particularly Other Asset-Backed Securities, may significantly decrease the liquidity of portfolios that invest in Other Asset-Backed Securities. In the event of redemptions, a Fund that invests in Other Asset-Backed Securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can impact a Fund’s performance.

Bank Loan Risk – Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns. In addition, bank loans may take longer than seven days to settle, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders. Additionally, in certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself and common law fraud protections under applicable state law.

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Delayed Funding Loans and Revolving Credit Facilities Risk – Delayed funding loans and revolving credit facilities are borrowings in which a Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and illiquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.

Credit Default Swap Risk – Aberdeen Total Return Bond and Aberdeen Global High Income Funds (the “fixed income Funds”) may buy or sell credit default swaps. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to a Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund may have exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market or a Fund’s use of swaps could be disrupted or limited as a result of changes in legislation or regulation, and these changes could adversely affect the Fund. As a seller in a credit default swap contract, the Fund pays the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. The Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk (including Options, Futures and Swaps) – A Fund may invest in financial derivative instruments and/or utilize techniques and instruments for hedging and/or investment purposes, efficient portfolio management and/or to manage foreign exchange risks, or for other purposes, as set out below. Derivatives are financial instruments, whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500® Index or the prime lending rate or other reference asset).

Derivatives include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes.

Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures and options on futures are exchange-traded contracts that enable a Fund to hedge against or speculate on future changes in currency values, interest rates, stock indexes, or other reference assets. Futures obligate a Fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. Futures contracts are traded through regulated exchanges and are “marked to market” daily.

Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

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Fund Details

Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period or the right to a cash-settlement payment. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. Non-deliverable forwards are prevalent in some countries where forward contract trading has been banned or constrained by the government.

A swap is an agreement between two parties to exchange the proceeds of certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. Interest rate swaps involve the exchange by a Fund with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement.

Warrants are securities that give the holder the right, but not the obligation, to purchase securities from an issuer at a fixed price within a certain time frame. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500® Index) and commodities.

Derivatives may be used for a wide variety of purposes, including, but not limited to, the following:

(i)	to manage a Fund’s interest rate, credit and currency exposure;

(ii)	as a substitute for taking a position in the underlying asset (where a Fund’s Adviser or Sub-adviser, as the case may be, believes that a derivative exposure to the underlying asset represents better value than a direct exposure);

(iii)	to gain an exposure to the composition and performance of a particular index;

(iv)	hedging and/or investment purposes; and

(v)	to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

In addition to the use of financial derivatives instruments, a Fund may also employ other techniques for efficient portfolio management, such as reverse repurchase transactions. In complying with its minimum and maximum investment restrictions, a Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

Without limiting the generality of the foregoing, a Fund’s Adviser or Sub-adviser may alter the currency exposure of the Fund, solely through the use of derivative contracts (without buying or selling underlying transferable securities or currencies). The base currency of each Fund is U.S. Dollars. Performance may be strongly influenced by movements in currency rates because a Fund may have exposure to a particular currency that is different from the value of the securities denominated in that currency held by the Fund. Furthermore, a Fund’s portfolio may be fully or partially hedged back to the base currency if, in the opinion of the Fund’s Adviser, this is believed to be appropriate.

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Derivatives, to the extent used for exposure purposes instead of hedging, often involve leverage, and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Fixed income derivatives are subject to interest rate risk. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

●	the other party to the derivatives contract may fail to fulfill its obligations;

●	their use may reduce liquidity or present mispricing or valuation complexity and make a Fund harder to value, especially in declining markets;

●	a Fund may need to sell portfolio securities at an inopportune time to satisfy margin or payment obligations under derivatives transactions;

●	a Fund may suffer disproportionately heavy losses relative to the amount invested; and

●	changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk – To the extent that a derivative or practice is not used to hedge a specific risk, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, a Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any, the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

Regulations requiring clearing of certain swaps and posting and collection of margin for uncleared swaps will reduce, but not eliminate counterparty risk.

Regulatory Risk – The derivatives markets are heavily regulated in the United States and in other jurisdictions. The regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2022.

In addition, regulations adopted by prudential regulators that are now in effect will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

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In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other transactions that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, Funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022.

The U.S. Commodity Futures Trading Commission (the “CFTC”) and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Fund, and the limits may constrain the ability of a Fund to use such contracts.

Emerging Markets Risk – The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed and less accessible than other emerging markets.

Equity Securities Risk – Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of a Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

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Fund Details

Fixed Income Securities Risk – Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the Statement of Additional Information (“SAI”). Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity.

Fixed income securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Call and Redemption Risk. Some bonds allow the issuer to call a bond for redemption before it matures. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other less favorable features.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and/or interest payments when due and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, or the market’s perception of an issuer’s creditworthiness may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

The credit quality and liquidity of the Fund’s investments in municipal obligations, if any, and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Extension Risk. Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Inflation Risk. Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from the Fund.

Interest Rate Risk. Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration. A Fund with a shorter duration will generally earn less income and, during periods of declining interest rates, may provide lower total returns than funds with longer durations.

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Prepayment Risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Foreign Currency Exposure Risk – Funds that invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact a Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Not all Funds hedge currency risk. In addition, the Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, a Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund’s hedge. Certain Funds may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which a Fund’s holdings are denominated (see “Non-Hedging Foreign Currency Trading Risk” for more detail). Losses on such transactions may not be offset by gains from other Fund assets.

A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. Dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the U.S., or otherwise adversely affect the Fund's operations.

Foreign Securities Risk – The Funds use various criteria to determine which country is deemed to have issued the securities in which the Funds invest. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities.  Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by a Fund are significantly impacted by non-U.S. activities.  Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

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Fund Details

●	political and economic instability;

●	the impact of currency exchange rate fluctuations;

●	reduced information about issuers;

●	higher transaction costs;

●	less stringent regulatory and accounting standards; and

●	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Emerging Markets Risk” above.

Europe- Recent Events Risk. A number of countries in Europe have experienced severe economic and financial difficulties in the past decade. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom left the European Union on January 31, 2020 (“Brexit”). The ongoing negotiations surrounding the future relationship between the UK and the EU following UK's exit have yet to provide clarity on what the outcome will be for the UK, Europe, and the worldwide economy. During a prescribed period (the “Transition Period”), which ended on December 31, 2020, certain transitional arrangements were in effect, such that the United Kingdom continued to be treated, in most respects, as if it were still a member of the European Union, and generally remained subject to European Union law. On December 24, 2020, the European Union and the United Kingdom reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the European Union and the United Kingdom, including the European Union-United Kingdom Trade and Cooperation Agreement (the “TCA”). The TCA is limited in its scope primarily to the trade of goods, transport, energy links and fishing; in particular the TCA does not make any meaningful provision for the financial services sector. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. The TCA has been provisionally applied since January 1, 2021 but cannot formally enter into force until ratified by the European Parliament. In the event that the European Parliament does not ratify the TCA before February 28, 2021, the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules. Even under the TCA, many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. A Fund may face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to potential volatility in exchange rates and interest rates. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Asian Risk. The Fund may invest its assets in Asian securities, and therefore may be subject to general economic and political conditions in Asia. The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries and are subject to the risks described above under “Emerging Markets Risk”. Many countries in Asia have historically experienced political uncertainty, corruption, military intervention, social unrest and natural disasters. Additional factors relating to Asia that an investor in a Fund should consider include the following:

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Fund Details

●	Investing in Asian companies could be adversely affected by major hostilities in the area. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject a Fund to increased volatility and substantial declines in value.

●	Many Asian countries are dependent on the economies of the United States and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on a Fund’s investment portfolio and share price.

●	Most of the securities markets of Asia have substantially less volume than markets in the U.S., and equity and debt securities of most companies in Asia are less liquid and more volatile than equity and debt securities of U.S. companies of comparable size.

●	Asia has historically depended on oil for most of its energy requirements. Certain Asian countries are highly dependent on imported oil. In the past, oil prices have had a major impact on the Asian economy.

●	The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.

For a more detailed analysis and explanation of the specific risks of investing in Asia, please see “Emerging Markets Securities - Asian Risk” in the SAI.

China Interbank Bond Market.  To the extent permitted by their principal investment strategies, the Funds may transact in the China Interbank Bond Market (“CIBM”) when buying or selling portfolio securities for the Fund.  The China bond market is made up of the CIBM and the exchange listed bond market. The CIBM was established in 1997 and was limited to domestic participants, but access to the market has since been expanded to foreign institutional investors. To the extent permissible by the relevant regulations or authorities, a Fund may invest in the CIBM through CIBM Direct or Bond Connect. Under the CIBM Direct regime, foreign institutional investors have direct access to bonds traded on the CIBM, subject to the relevant rules established by the People’s Bank of China (“PBOC”) (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged to make the filing on behalf of the relevant Fund and conduct trading and settlement agency services for the Fund. PBOC will exercise on-going supervision on the onshore settlement agent and the Fund’s trading under the CIBM Direct Rules and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or Aberdeen Standard Investments (Asia) Limited in the event of any incompliance with the CIBM Direct Rules. The CIBM Direct Rules are relatively new and are still subject to continuous evolvement, which may adversely affect the Fund’s capability to invest in the CIBM.

Bond Connect is a trading and settlement link program developed by the PBOC and the Hong Kong Monetary Authority (“HKMA”) with a view to establish mutual bond market access between mainland China and Hong Kong. Trading through Bond Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. A Fund’s investments in securities via Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance.

Currently, approximately 90% of bond trading activity in the People’s Republic of China (“PRC”, which for the purpose of this Prospectus, exclude Hong Kong, Macau, and Taiwan) takes place in the CIBM, and the main products traded in this market include government bonds, central bank papers, policy bank bonds and non-financial firms’ medium-term notes.

Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in prices of debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of the PRC bonds may be large, and Funds transacting in the CIBM may therefore incur significant trading and realization costs and may even suffer losses when selling such investments. To the extent that a Fund transacts in the CIBM, it may also be exposed to risks associated with settlement procedures and default of counterparties. The CIBM is also subject to regulatory risks. For more information, please see “Foreign Securities (including Developing Countries)” in the SAI.

Hong Kong Risk. Investment in Hong Kong issuers may subject a Fund to legal, regulatory, and political risks, specific to Hong Kong. Hong Kong is closely tied to China, economically and politically, following the UK's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption. By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020 China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on certain Hong Kong officials for cracking down on pro-democracy protests. There is no guarantee that additional protests will not arise in the future or whether the United States will respond to such protests with additional sanctions. Further, any changes in the Chinese economy, trade regulations, or control over Hong Kong may have an adverse impact on Hong Kong's economy and thereby impact a Fund.

High-Yield Bonds and Other Lower-Rated Securities Risk – A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. A Fund’s investments in lower-rated securities may involve the following specific risks:

–	greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

–	wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

–	greater risk of loss due to declining credit quality.

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A Fund may incur expenses to the extent necessary to seek recovery upon issuer default or to negotiate new terms with a defaulting issuer.

Illiquid Securities Risk – Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset.

A Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and conditions.

Securities that lack liquidity may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Funds to ensure that it has sufficient liquidity to meet redemption requests.

Impact Investing Risk – In implementing the Fund’s ESG investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance.  For this reason, the Fund may underperform other funds that do not implement an ESG strategy.  ESG investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.

Interest Rate Risk – Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Large-Cap Securities Risk – Securities issued by large cap companies subject a Fund to the risk that those securities may underperform securities issued by companies with smaller capitalizations or the market as a whole. Large cap companies may be unable to respond as quickly as smaller- and mid-sized companies can to new competitive pressures and may lack the growth potential of those securities. Historically, large cap companies do not recover as quickly as smaller companies do from market declines.

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Fund Details

LIBOR Risk — The risk that potential changes related to the use of the London Interbank Offered Rate (‘‘LIBOR’’) could adversely affect financial instruments that reference LIBOR as a benchmark interest rate. While some instruments may contemplate a scenario when LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments provide for an alternative rate, and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions.

Management Risk – Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds, and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or Sub-adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent a Fund from purchasing a security expected to appreciate in value.

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

●	corporate earnings;

●	production;

●	management;

●	sales; and

●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect a Fund's investments.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact a Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

In addition, the ongoing negotiations surrounding the future relationship between the UK and the EU following UK's exit have yet to provide clarity on what the outcome will be for the UK, Europe, and the worldwide economy. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK TCA, which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the transition period that expired on December 31, 2020. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA has been provisionally applied since January 1, 2021 but cannot formally enter into force until ratified by the European Parliament. In the event that the European Parliament does not ratify the TCA before February 28, 2021, the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules. Even under the TCA, many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU.

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Fund Details

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to a Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to a Fund. Standard Life Aberdeen plc has detailed contingency plan in place to seek to manage the consequences of Brexit on a Fund and to avoid the effect of any disruption on a Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot be assured that a Fund will not be adversely impacted by Brexit despite these preparations. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected by such events.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Funds, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile security prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Mortgage-Related Securities Risk – Mortgage-related securities, sometimes referred to as mortgage-backed securities, are pools of residential or commercial mortgages whose cash flows are “passed through” to the holders of the securities via monthly payments of interest and principal. A Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Because of prepayment risk and extension risk, mortgage-related securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

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Fund Details

The Funds generally will invest in fixed or floating rate mortgage-backed securities which include, but are not limited to, U.S. Government agency securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and non-agency issued securities. The Funds may purchase securities on a when issued, to be announced, delayed delivery, delayed settlement, or forward commitment basis. The Funds may also utilize grantor trusts and senior classes of real estate investment conduits or other legal structures, including collateralized mortgage obligations (“CMOs”), as well as Interest Only (“IO”) or Principal Only (“PO”) instruments in combination with each other or with MBS pass-throughs to synthetically create pass-through equivalents. MBS pass-through roll proceeds may be re-invested in short duration instruments with an effective duration of 1 year or less including a short duration mutual fund or a pooled fund.

At times instability in the markets for fixed income securities, particularly mortgage-related securities may significantly decrease the liquidity of portfolios that invest in mortgage-backed securities. In the event of redemptions, a Fund that invests in mortgage-related securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can impact the Fund’s performance.

Municipal Securities Risk – Municipal bonds are securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds. Under certain market conditions, the Adviser may purchase Municipal bonds that the Adviser perceives are undervalued. Undervalued Municipal bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal bonds, the Fund will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on Municipal bonds. The Fund will not independently review the basis for those tax opinions. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity, bonds, pre-refunded municipal securities and auction rate securities.

Portfolio Turnover Risk– A Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of a Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

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Fund Details

Private Placements and Other Restricted Securities Risk – Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the SEC pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market. Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.

Sector Risk – To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk – In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.

Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited recourse to compel payment in the event of a default.  A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly. The following describes principal risk factors to which investments in sovereign debt are subject:

Economic Risk — The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

Political Risk — The risks associated with the general political and social environment of instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.

Repayment Risk — A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt services as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

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Fund Details

Sustainable Investing Risk – The International Sustainable Leaders Fund’s Sustainable Leaders strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. In evaluating an issuer, the Adviser utilizes information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess an issuer’s business practices with respect to the environment, social responsibility and corporate governance.

Valuation Risk – The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.

Variable and Floating Rate Securities Risk – A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective benchmark, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

In 2017, the UK Financial Conduct Authority (“FCA”), which regulates the LIBOR administrator, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other reference rates after 2021. It now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months).To the extent that LIBOR contracts do not terminate before that date, and that new LIBOR contracts, there is a risk that potential changes related to the use of LIBOR could adversely affect financial instruments that reference LIBOR as a benchmark interest rate. While some instruments may contemplate a scenario when LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments provide for an alternative rate, and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions. The SAI contains more information on the Funds’ investments and strategies and can be requested using the address and telephone numbers on the back of this Prospectus.

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Fund Details

Other Information

Commodity Pool Operator Exclusion – The Adviser has claimed an exclusion from the definition of “commodity pool operator” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 for each Fund and therefore the Funds and the Adviser (with respect to the Funds) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules. The Funds will have to reaffirm annually their eligibility for this exclusion. The Adviser intends to continue to operate each Fund in a manner to maintain its exclusion under CFTC Rule 4.5.

Portfolio Holdings Disclosure – Each Fund posts on the Funds’ internet site, https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature, substantially all of its securities holdings as of the end of each month. Such portfolio holdings generally are available no earlier than 7 business days after the end of the previous month for equity funds and 15 business days after the end of the previous month for the fixed income Funds. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

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Fund Management

Investment Adviser

The Adviser, a Delaware corporation formed in 1993, began serving as the investment adviser to each Fund on May 22, 2013. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a direct wholly-owned subsidiary of Standard Life Aberdeen plc, which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. Standard Life Aberdeen plc manages or administers approximately $632.4 billion in assets as of June 30, 2020. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market. The asset management business of Standard Life Aberdeen plc operates under the name and is herein referred to collectively as Aberdeen Standard Investments (“ASI”).

In rendering investment advisory services, the Adviser, and Sub-adviser, described below, may use the resources of investment advisor subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Funds, as associated persons of the Adviser. No remuneration is paid by the Funds with regards to the MOU.

Sub-adviser

Aberdeen International Sustainable Leaders Fund and Aberdeen Global Equity Impact Fund

AAML, a Scottish Company, began serving as Sub-adviser to the above-listed Funds on May 22, 2013. AAML’s registered office is located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1YG. AAML is responsible for the day-to-day management of each of the Aberdeen International Sustainable Leaders Fund and Aberdeen Global Equity Impact Fund. AAML is an affiliate of the Adviser and wholly owned by Aberdeen PLC.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2020.

Management Fees

Each Fund pays the Adviser a management fee based on its average daily net assets. With respect to each Fund that has a Sub-adviser, the Adviser pays the Sub-adviser from the management fee it receives.

The total annual advisory fees each Fund owes the Adviser before any expense waiver(s) are applied (as a percentage of its average daily net assets) are as follows:

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2020
Aberdeen International Sustainable Leaders Fund
Of the first $500 million in average daily net assets	0.80%	0.80%
On the next $1.5 billion of average daily net assets	0.78%
On average daily net assets over $2 billion	0.75%

Aberdeen Global Equity Impact Fund
Of the first $500 million in average daily net assets	0.80%	0.80%
On the next $1.5 billion of average daily net assets	0.78%
On average daily net assets over $2 billion	0.75%

Aberdeen Total Return Bond Fund
On all assets	0.35%	0.35%

Aberdeen Global High Income Fund
Of the first $5 billion in average daily net assets	0.65%	0.65%
On the next $2.5 billion of average daily net assets	0.63%
On the next $2.5 billion of average daily net assets	0.60%
On average daily net assets over $10 billion	0.59%

The Adviser has contractually agreed to reimburse the Total Return Bond Fund for certain expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of the Fund’s business) that exceed the annual rate of 0.69% and 0.44% of the average daily net assets of the Class A shares and Institutional Class shares, respectively.

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Fund Management

The Adviser has contractually agreed to reimburse the Global High Income Fund for certain expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of the Fund’s business) that exceed the annual rate of 1.00% and 0.75% of the average daily net assets of the Class A shares and Institutional Class shares, respectively.

The Adviser has contractually agreed to reimburse the International Sustainable Leaders Fund and Global Equity Impact Fund for certain expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of the Funds’ business) that exceed the annual rate of 1.10% of the average daily net assets of Institutional Class shares and 1.35% for Class A shares of each Fund.

The contractual reimbursement agreements with respect to each Fund may not be terminated without approval from the Independent Trustees until the earlier of (a) the termination of the Advisory Agreement or (b) the end of February, 2022.

The Funds are authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser; provided, however, that any reimbursements must be paid within not more than three fiscal years after the year in which the Adviser limited the fees or paid the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses were paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Effective as of May 21, 2013, the Adviser agreed to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets. This waiver may be terminated at any time by the Funds’ Board.

The total fee paid by the Funds for advisory services for the fiscal year ended October 31, 2020 is shown in the table below.

Fund	Class A Shares Fee after waiver(s) (as a % of average daily net assets)	Institutional Class Shares Fee after waiver(s) (as a % of average daily net assets)
International Sustainable Leaders Fund	0.47%	0.60%
Global Equity Impact Fund	0.29%	0.35%
Total Return Bond Fund	0.01%	0.05%
Global High Income Fund	0.20%	0.30%

The Adviser or its affiliates may pay from its own resources compensation to investment advisers and others for investor servicing including handling potential investor questions concerning a Fund, assistance in the enhancement of relations and communications between the Fund and investors, assisting in the establishment and maintenance of investor accounts with the Fund and providing such other services that in the Adviser’s view may assist Fund investors in establishing and maintaining a relationship with the Fund. See “Distribution and Shareholder Services Plans.”

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Fund Management

Portfolio Management

The Adviser and Sub-adviser generally use a team-based approach for the management of each Fund. Information about the Aberdeen team members primarily responsible for managing each Fund is included below.

Aberdeen International Sustainable Leaders Fund and Aberdeen Global Equity Impact Fund

Each of the Aberdeen International Sustainable Leaders Fund and Aberdeen Global Equity Impact Fund is managed by the Global Equity Team. The Global Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The team works in an open floor plan environment in an effort to foster communication among all members. The Adviser and Sub-adviser utilize a team, rather than an individual approach, because it believes the team brings both greater depth and experience to the portfolio management process. Depth of team members allows the Adviser and Sub-adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of the Funds:

Portfolio Manager	Funds

Dominic Byrne, CFA®, Head of Global Equities

Dominic is Head of the Global Equity Team at Aberdeen Standard Investments. Dominic joined Standard Life in 2000 as part of our UK Equity Team. In December 2008, he joined the Global Equity Team and has managed a range of global equity strategies. Dominic graduated with a MEng in Engineering Science and is a CFA Charterholder.

Aberdeen Global Equity Impact Fund

Victoria MacLean, CFA®, Investment Director

Victoria is an Investment Director on the Global Equity Team at Aberdeen Standard Investments. Victoria joined the company in 2010 after graduating from the University of Edinburgh with a law degree and completing the Diploma in Legal Practice. In 2020, she graduated from the London School of Economics with an Executive Masters in Public Administration. Victoria is a CFA Charterholder.

Aberdeen International Sustainable Leaders Fund

Joanna McIntyre, Investment Director

Joanna is an Investment Director in the Global Equity Team at Aberdeen Standard Investments. Joanna joined Standard Life in 2010 on the graduate program from Ernst and Young where she qualified as a Chartered Certified Accountant in 2009. She has worked across several areas of the business including Marketing, Product Development and the Real Estate Investment Specialists before joining the Multi-Asset Investment Specialists in early 2013. In January 2015, Joanna joined the Asia & GEM Equity Team before transferring to the Global Equity Team in April 2018. Joanna graduated with a MA in in Econometrics and Information Technology from University of Szczecin, Poland. Additionally she is a Chartered Certified Accountant, ACCA; holds the Investment Management Certificate and is a CFA Charterholder.

Aberdeen International Sustainable Leaders Fund

Sarah Norris, Investment Director

Sarah is an Investment Director within the European Equity Team at Aberdeen Standard Investments. She is responsible for providing research coverage of the Healthcare Equipment & Services and Software & Computer Services sectors, and she is also the lead portfolio manager on the European Ethical Equity Fund and co-portfolio manager of the management of the Global Equity Impact Strategy for Aberdeen Standard Investments. Sarah joined Standard Life in 2011 from Referendum Ready, a non-profit campaign that partnered with the Government of Southern Sudan Mission prior to independence. She continues to work with Impact Sudan, a non-profit organization based in the US that supports education and community development projects in South Sudan. Sarah graduated with a MA in in International Relations and MLitt Post Graduate studies, both from St Andrews University.

Aberdeen Global Equity Impact Fund

Fund Management     47

Fund Management

Aberdeen Total Return Bond Fund

The Aberdeen Total Return Bond Fund is managed by the North American Fixed Income Team. The team works in an open floor plan environment in an effort to foster communication among all members. The Adviser utilizes a team, rather than an individual approach, because it believes the team brings both greater depth and experience to the portfolio management process. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Portfolio Manager	Fund

Lynn Chen, CFA®, Head of Total Return Bond

Lynn Chen is Head of Total Return Bond on the North American Fixed Income team. Lynn joined Aberdeen Standard Investments Inc. in May 2013 following the acquisition of Artio Global Management. From 2002-2013, she held a role similar to a Senior Investment Manager with Artio Global Management’s Fixed Income Group. Prior to that, she was a Fixed Income Portfolio Manager at JP Morgan Fleming Asset Management and Chase Asset Management. Previously, she was a Junior Portfolio Manager at Nippon Life Americas. Lynn graduated with a BA from Beijing University and an MPA from Princeton University, Woodrow Wilson School of Public & International Affairs. She is a CFA Charterholder.

Aberdeen Total Return Bond Fund

Svetlin Krastev, CFA®, Investment Director

Svetlin Krastev is an Investment Director on the North American Fixed Income team responsible for managing the corporate bond sleeve of the Total Return Bond strategy. Svetlin joined Aberdeen Standard Investments Inc. in May 2013 following the acquisition of Artio Global Management. He held a similar role with Artio Global Management’s Fixed Income Group for nine years. Prior to that, he was a Credit Analyst at Lloyds TSB Bank PLC. Svetlin graduated with a BBA from European University, Brussels, Belgium and an MBA from the University of Notre Dame. He is a CFA Charterholder.

Aberdeen Total Return Bond Fund

Michael Waggaman, Investment Director

Michael Waggaman is an Investment Director on the North American Fixed Income team. Michael joined Aberdeen Standard Investments Inc. in May 2013 following the acquisition of Artio Global Management. From 2006-2013, he held a similar role with Artio Global Management’s Fixed Income Group. Prior to that, he was a Fixed Income Analyst at General Re – New England Asset Management. Michael graduated with a BA from the University of Chicago.

Aberdeen Total Return Bond Fund

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Fund Management

Aberdeen Global High Income Fund

The Aberdeen Global High Income Fund is managed by the Global High Yield Team. The Fund’s investment team employs a fundamental, bottom-up investment process, which is characterized by intensive first-hand research that includes detailed evaluation of issuers and securities. The team works in an open floor plan environment in an effort to foster communication among all members. The Adviser utilizes a team, rather than an individual approach, because it believes the team brings both greater depth and experience to the portfolio management process. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Portfolio Manager	Fund

Ben Pakenham, Head of Euro High Yield

Ben Pakenham is Head of Euro High Yield. Ben joined Aberdeen Standard Investments in 2011 from Henderson Global Investors where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund. Previously, Ben worked for New Star Asset Management as a high yield analyst and assistant fund manager. Ben holds a BS (Hons) in History from Leeds Metropolitan University.

Aberdeen Global High Income Fund

Erlend Lochen, Head of North American Fixed Income and Global High Yield

Erlend Lochen is Head of North American Fixed Income and Global High Yield at Aberdeen Standard Investments. Erlend joined Standard Life Investments in 2001 as a Credit Analyst. In 2004, he became the joint fund manager of the Higher Income Fund (Pan European high yield). Erlend relocated to Boston in 2009 and was appointed head of US credit and Global High Yield. Prior to Standard Life Investments, Erlend worked with a number of companies, including Skandinaviska Enskilda Banken, Barclays Capital and Merrill Lynch. Erlend earned an MSc in industrial Engineering from the Norwegian Institute of Technology.

Aberdeen Global High Income Fund

George Westervelt, CFA®, Head of US High Yield Research

George Westervelt is Head of US High Yield Research and is one of the Portfolio Managers on the team that manages the Global High Yield strategies. He joined Aberdeen Standard Investments in 2009 as a Credit Analyst and joined the portfolio management group in 2011. Additionally, George has research coverage responsibilities for the High Yield Electric sector. Prior to joining ASI, George worked at MFS Investment Management in Boston and Citigroup in New York. He earned a BA in English from the University of Vermont and is a CFA Charterholder.

Aberdeen Global High Income Fund

Matthew Kence, Investment Director

Matthew is an Investment Director – Global High Yield at Aberdeen Standard Investments. Matthew is one of the Portfolio Managers on the Global High Yield strategy and is also one of the Portfolio Managers on the US Hybrid Income fund. He is also responsible for covering U.S. credits in the E&P portion of the Energy sector. Matthew joined Standard Life in 2003 from Gannett Welsh & Kotler where he was Vice President – Credit

Aberdeen Global High Income Fund

Arthur Milson, Investment Director

Arthur Milson is an Investment Director at Aberdeen Standard Investments. He is a Portfolio Manager within the Credit team. In addition to being one of the Portfolio Managers on the Global High Yield strategy, he also manages European High Yield and Multi Asset Credit portfolios. Prior to joining Standard Life Investments, Arthur was at HBOS where he worked in leveraged finance, providing debt and equity funding to Management Buyout transactions. His sector responsibilities include Packaging and Environmental companies within European High Yield. Arthur is a member of the Association of Chartered Accountants (ACA) and holds a Postgraduate Diploma Commerce, Wollongong Australia and BSc Hons Immunology, University of Edinburgh.

Aberdeen Global High Income Fund

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

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Investing with Aberdeen Investment Funds

Investor Alerts:

●	A Fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

●	Shares of the Funds have not been registered for sale outside of the United States and its territories.

Share Classes

A Note About Share Classes

Each Fund offers two share classes – Class A and Institutional Class.

An investment in any share class of a Fund represents an investment in the same portfolio of assets of the Fund. However, the expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The expenses for each Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how long you expect to own your shares;

●	how much you intend to invest; and

●	total expenses associated with a particular share class.

Your financial advisor can help you to decide which share class is best suited to your needs.

Class A shares are available to all investors. In addition to Class A shares, each Fund also offers Institutional Class shares, which are only available to institutional accounts. Institutional Class shares are subject to different expenses, have different minimum investment requirements, and are entitled to different services. For eligible investors, Institutional Class shares may be more suitable than Class A shares. However, an investor transacting in Institutional Class shares may be required to pay a commission to a broker that is not described in this prospectus. Contact your broker for more information about the commissions that your broker may charge.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

Class A Shares

Class A shares pay a Rule 12b-1 distribution fee and/or shareholder services fee. Institutional Class shares do not pay these fees.

Institutional Class Shares

Institutional Class shares are offered primarily for direct investment by institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, trusts, banks, brokers, registered investment advisers, companies and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Certain brokerage platforms have agreements with the Fund’s distributor to offer Institutional Class shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Certain related accounts may be aggregated at Fund management’s discretion for purposes of meeting the initial minimum investment. For example, the Funds permit complex-wide aggregation so that a shareholder can meet the minimum initial investment in any one Fund if they have a $1 million combined investment in the Funds. Account minimums do not apply at the sub-account level for plan participants of 401(k) plans, certain brokerage platforms, and for accounts within a fee-based advisory program. These fee-based asset advisory programs include, but are not limited to, wrap fee programs, asset allocation programs, model-based platforms, asset based fee programs, or assets linked to fee-based registered investment advisors. The Funds and Aberdeen Fund Distributors LLC (“Distributor”), the distributor of the Funds’ shares, at their discretion, may waive the minimum initial investment requirements.

You may purchase Institutional Class shares only if you meet one of the above-stated criteria under “Share Classes” and you meet the mandatory monetary minimums. Institutional Class shares are registered to be offered by the Funds and are not subject to a sales charge or any Rule 12b-1 fees.

The following investors may also purchase Institutional Class shares with no minimum initial investment requirement: Board members and officers of the Funds and the Advisers’ 401(k) plan. The Funds, at their discretion, may waive the minimum initial investment requirements for other categories of investors.

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Investing with Aberdeen Investment Funds

The Funds’ ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

Distribution of Fund Shares

Distribution and Shareholder Services Plan

Class A Shares

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 (the “Plan”), which permits Class A shares of the Funds to compensate the Distributor or any other entity approved by the Board (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor, your financial advisor or other intermediary for distribution and shareholder services. Institutional Class shares pay no 12b-1 fees.

Under the Plan, each Fund pays an annual fee of up to 0.25% of the average daily net assets of the Fund that are attributable to Class A shares. These 12b-1 fees are paid from the Funds’ assets on an ongoing basis. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges.

Administrative Services Fees/Sub-Transfer Agency Fees

The Funds may pay and/or reimburse administrative services fees/ sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency” or “sub-accounting” fees), subject to certain limitations approved by the Board. (These fees may be in addition to the Rule 12b-1 fees described above.) Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers, platforms, and other financial intermediaries that sell or service shares of the Funds or which include them as investment options for their respective customers. The Adviser may also pay and/or reimburse sub-transfer agency fees or portions thereof to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. (These fees may be in addition to the 12b-1 fees described above.) Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

These payments, or a portion of these payments in certain instances, are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.23%, flat fees or minimum aggregate fees of up to $75,000 annually. These amounts are subject to change at the discretion of Aberdeen.

Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for administrative support services, transfer agent out-of-pocket expenses, marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Funds’ assets, the amount of any revenue sharing payments is agreed upon between Aberdeen and the applicable broker-dealer or financial intermediary.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

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Investing with Aberdeen Investment Funds

The recipients of such payments may include:

●	the Funds’ distributor and other affiliates of the Adviser;

●	broker-dealers;

●	financial institutions; and

●	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and the sub-adviser to the Funds are prohibited from considering a broker-dealer’s sale of any of the Funds’ shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Funds or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or the sub-adviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Funds reserve the right to redeem your shares. The Funds will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Funds, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Funds, to designate other financial intermediaries to accept such orders. In these cases:

●	A Fund will be deemed to have received an order that is in good form when the order is received by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share next determined after such receipt.

●	Financial intermediaries are responsible for transmitting received orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.

Contacting Aberdeen Investment Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

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Investing with Aberdeen Investment Funds

●	make transactions;

●	hear fund price information; and

●	obtain mailing and wiring instructions.

Internet Go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

●	download Fund prospectuses;

●	obtain information on the Aberdeen Investment Funds;

●	access your account information; and

●	request transactions, including purchases, redemptions and exchanges.

By Regular Mail

Aberdeen Investment Funds

P.O. Box 219534

Kansas City, MO 64121-9534

By Overnight Mail

Aberdeen Investment Funds
c/o DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534
Kansas City, MO 42105-1407

By Fax 866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

●	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

●	generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge. An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

●	Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

●	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

●	The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-866-667-9231.

The Funds do not calculate NAV on days when the New York Stock Exchange is regularly closed (except as described above for fixed income Funds). The New York Stock Exchange is closed on the following days:

●	New Year’s Day

●	Martin Luther King, Jr. Day

●	Presidents’ Day

●	Good Friday

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Investing with Aberdeen Investment Funds

●	Memorial Day

●	Independence Day

●	Labor Day

●	Thanksgiving Day

●	Christmas Day

●	Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

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Investing with Aberdeen Investment Funds

Buying, Exchanging and Selling Shares

Fund Transactions

All transaction orders must be received by the Funds’ transfer agent in Kansas City, Missouri or an authorized intermediary prior to the calculation of each Fund’s net asset value (“NAV”) to receive that day’s NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Investment Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

On-line. Transactions may be made through the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

●	if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

●	your bank may charge a fee to wire funds.

●	the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By Automatic Investment Plan (AIP). Once your account has been opened, you may make regular investments automatically in amounts of not less than $50 per month in Class A shares of a Fund. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this.  Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in an AIP.  Any request to change or terminate your AIP should be submitted to the Funds’ transfer agent 10 days prior to effective date. Please call the Funds at (866) 667-9231 for further information. If you redeem shares purchased via the AIP within 10 days, the Funds’ transfer agent may delay payment until it is assured that the purchase has cleared your account.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Class shares should call our toll-free number 866-667-9231.

Investing with Aberdeen Investment Funds     55

Investing with Aberdeen Investment Funds

How to Exchange* or Sell** Shares

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Investment Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

●	your proceeds typically will be wired to your bank on the next business day after your order has been processed.

●	The Funds deduct a $20 service fee from the redemption proceeds for this service.

●	your financial institution may also charge a fee for receiving the wire.

●	funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination. ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Class shares should call our toll-free number 866-667-9231.

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Investing with Aberdeen Investment Funds

Pricing of Fund Shares

The Funds value their securities at current market value or fair value, consistent with regulatory requirements.  “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Funds’ Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Funds’ Board of Trustees.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

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Investing with Aberdeen Investment Funds

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

●	name;

●	date of birth (for individuals);

●	residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Fund of the Trust that is currently accepting new investments as long as:

●	your financial intermediary’s policies and procedures permit exchanges;

●	both accounts have the same registration;

●	your first purchase in the new fund meets its minimum investment requirement; and

●	you purchase the same class of shares. For example, you may exchange between Class A shares of any Fund of the Trust, but may not exchange between Class A shares and Institutional Class shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. All such transactions are subject to meeting any investment minimum or eligibility requirements. Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Financial intermediaries may offer investment programs (a “Program”) to their clients that are governed by specific terms. The Program terms may permit the financial intermediary to exchange Institutional Class shares held in a client’s account for a class of shares of the same Fund with a higher expense structure. For example, if a financial intermediary client account holds Institutional Class shares and has ceased his or her participation in a Program that utilizes Institutional Class shares, or the financial intermediary has determined to utilize Class A shares rather than Institutional Class shares in its Program, or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange Institutional Class shares held in the client account for Class A shares of the same Fund. Based on the Program terms, such exchange may be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge. If the Program terms do not include a waiver of such charges, the client account may be subject to the payment of a sales load upon a transfer from Institutional Class to Class A shares. There could be tax consequences for any such exchange. Investors in such Programs should consult their tax advisor to determine if there are tax consequences if the intermediary makes such an exchange.

Systematic Withdrawal Program

You may elect to automatically redeem shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. You may change your payment amount or terminate your participation by contacting the Transfer Agent five days prior to effective date.

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Investing with Aberdeen Investment Funds

Systematic Exchange Plan and Dividend Moves

This systematic exchange plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading is restricted; or
●	an emergency exists (as determined by the SEC).

Generally, a Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order. The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker). Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days:

●	if the account holder is engaged in excessive trading or
●	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under normal circumstances, each Fund expects to meet redemption requests by using cash in its portfolio or by selling portfolio securities to generate cash. During periods of stressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, such Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under its overdraft facility.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

●	if ownership is being changed on your account;

●	the redemption check is made payable to anyone other than the registered shareholder;

●	the proceeds are mailed to an address other than the address of record;

●	your account address has changed within the last 15 calendar days;

●	the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account.

●	the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the last 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Investing with Aberdeen Investment Funds     59

Investing with Aberdeen Investment Funds

Redemptions In-Kind

Shares ordinarily will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, subject to Board approval, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Further, the procedures require that, in general, in-kind redemptions may be distributed on a pro rata basis whereby the redeeming shareholder would receive a proportionate share of every investment held by the Fund including cash. In certain circumstances, however, pro rata distribution with some adjustments may be made when the redeeming shareholder is restricted by law from taking possession of certain securities or the Fund’s Adviser believes such a distribution is in the best interests of shareholders.

Accounts with Low Balances

The Funds may sell your Class A shares if your account balance falls below $1,000, as a result of redemptions you have made, but not as a result of a reduction in value from changes in the value of the shares. The Funds may exchange your Institutional Class shares for Class A shares of a Fund if your account balance falls below the applicable minimum investment amount for Institutional Class shares as a result of redemptions you have made. The Funds will let you know if your shares are about to be sold and you will have 60 days to increase your account balance to more than the minimum to avoid the sale or exchange of your Fund shares.

●	Special consideration: Involuntary sales may result in sale of your Fund shares at a loss or may result in taxable investment gains.

Excessive or Short-Term Trading

The Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds of the Trust or sales and repurchases of Funds within a short time period) may:

●	disrupt portfolio management strategies;

●	increase brokerage and other transaction costs; and

●	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser, the Sub-adviser (if applicable) and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, the Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Funds may not be able to prevent all market timing and its potential negative impact.

Investing with Aberdeen Investment Funds     60

Investing with Aberdeen Investment Funds

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

●	restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

●	reject or cancel, without any prior notice, any purchase request (including the purchase portion of any exchange) for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

In general if you make an exchange equaling 1% or more of a Fund’s NAV, the exchange into the other Fund may be rejected.

The Funds, at their discretion, may choose to exempt certain types of transactions from short-term trading restrictions if the Adviser believes the Fund share activity is not to the detriment of the Fund or its shareholders.  The following, among others, are examples of transaction descriptions that may qualify for an exemption:  transactions made by a participant in Fund-sponsored systematic purchase, exchange and redemption programs; required minimum distributions from retirement accounts; transactions placed by fund-of-funds organized as registered investment companies;  transactions placed at the direction of a retirement plan administrator; and transactions made pursuant to an asset allocation or advisory program.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Investing with Aberdeen Investment Funds: Pricing of Fund Shares.”

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

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Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each of the International Sustainable Leaders Fund and Global Equity Impact Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. Each of the Total Return Bond Fund and the Global High Income Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly. Each Fund expects to distribute capital gains, if any, at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Information

If you are a taxable investor, distribution of a Fund’s current or accumulated earnings and profits, whether you reinvest your distributions in additional Fund shares or receive them in cash, generally are subject to federal income tax, state taxes and possibly local taxes:

●	distributions are taxable to you at either ordinary income or capital gains tax rates;

●	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

●	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

●	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met by both you and the Fund;

●	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

●	distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent regulated investment companies, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-US currency and passive foreign investment company (“PFIC”) losses over post-October non-US currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Distributions and Taxes     62

Distributions and Taxes

If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If a Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.

If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Article 63 EU Tax Reclaims

As noted in the shareholder reports’ Notes to Financial Statements, the Aberdeen International Sustainable Leaders Fund and Aberdeen Global Equity Impact Fund (collectively, the “Equity Funds”) have filed for Article 63 EU Tax Reclaims related to prior years (2005-2015). Consistent with U.S. GAAP accrual requirements, the International Equity Funds have recognized the Article 63 EU Tax Reclaims when a payment has been received, and have not recorded a receivable amount for the Article 63 EU Tax Reclaims because there is limited historical precedent for U.S. funds collecting reclaims of this magnitude and the total amount of the reclaims that these funds may receive in the future is uncertain. Any additional amounts to which the International Equity Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of each fund at that time. In addition, Article 63 EU Tax Reclaims amounts received will be subject to tax. The U.S. Internal Revenue Service has not yet determined the amount of taxes that the Fund must pay on these amounts. For tax accounting purposes, these payments are treated as income and will be distributed in due course.

The Article 63 EU Tax Reclaim payments received by the Aberdeen International Sustainable Leaders Fund and Aberdeen Global Equity Impact Fund from certain EU countries as of the date of this prospectus significantly increased the Aberdeen International Sustainable Leaders Fund’s performance from December 16, 2016 and the Aberdeen Global Equity Impact Fund’s performance from February 1, 2017. Without these payments, each Equity Fund’s performance would have been lower during this period. In the tax years for which the Equity Funds filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid to foreign jurisdictions. The receipt by the Equity Funds of the tax reclaims from these jurisdictions will also result in tax liability to the relevant Fund to offset some or all of the tax benefits that shareholders received in the past, the precise amount of the tax is uncertain and subject to settlement negotiations with the Internal Revenue Service. Based on current information available, an estimated tax amount has been accrued and is reflected within each Equity Fund’s net asset value and performance. Furthermore, upon final determination of the Internal Revenue Service, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the relevant Equity Fund’s expenses, net asset value and performance may be materially adversely affected. Please see the “Fund Details” section on “Additional Information on EU Tax Reclaims” for the relevant fund for further information.

The taxes and costs related to the recent reclaims received are not expected to recur; however, the Equity Funds have other uncertain Article 63 EU Tax Reclaims in various EU countries, which, if received, would affect the fund’s performance and expenses upon receipt of the payment. It is important to note that the Article 63 EU Tax Reclaims payments made by some countries do not affect determinations by other Article 63 EU Tax Reclaim countries and payment by other countries remains uncertain.

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Fund for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Distributions and Taxes     63

Distributions and Taxes

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Certain distributions paid to non-U.S. investors and reported by a Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends may be eligible for an exemption from U.S. withholding tax. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person. See “Additional General Tax Information for the Funds – Non-U.S. Investors” in the SAI for more details about U.S. federal income tax consequences to non-U.S. investors.

Additionally, a 30% withholding tax is currently imposed on fund dividends paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

Distributions and Taxes     64

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions and no sales charges). The information was derived from the audited financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ most recent annual report, which is available upon request.

Financial Highlights     65

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return
Class A Shares
Year Ended October 31, 2020	$26.95	$0.17		$0.29	$0.46	$(1.22)	$—	$(1.22)	$26.19	1.63	%(e)
Year Ended October 31, 2019	23.64	0.81	(f)	2.70	3.51	(0.20)	—	(0.20)	26.95	15.02	%(f)
Year Ended October 31, 2018	28.01	0.01		(3.20)	(3.19)	(1.15)	(0.03)	(1.18)	23.64	(11.93)%
Year Ended October 31, 2017	22.26	1.75	(g)	4.22	5.97	(0.22)	—	(0.22)	28.01	27.14	%(g)
Year Ended October 31, 2016	22.82	0.45	(h)	(0.29)	0.16	(0.72)	—	(0.72)	22.26	0.99	%(h)(i)
Institutional Class Shares
Year Ended October 31, 2020	27.74	0.24		0.30	0.54	(1.30)	—	(1.30)	26.98	1.86	%(e)
Year Ended October 31, 2019	24.27	0.91	(f)	2.77	3.68	(0.21)	—	(0.21)	27.74	15.34	%(f)
Year Ended October 31, 2018	28.73	0.09		(3.30)	(3.21)	(1.22)	(0.03)	(1.25)	24.27	(11.71)%
Year Ended October 31, 2017	22.84	1.72	(g)	4.46	6.18	(0.29)	—	(0.29)	28.73	27.42	%(g)
Year Ended October 31, 2016	23.40	0.51	(h)	(0.28)	0.23	(0.79)	—	(0.79)	22.84	1.30	%(h)(i)

(a)       Net investment income/(loss) is based on average shares outstanding during the period.

(b)       Includes interest expense that amounts to less than 0.01%.

(c)       During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)       Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)       Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been (0.38%). For Institutional Class Shares, this amount would have been (0.11%).

(f)       Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.28, 12.13%, and 1.13%, respectively. For Institutional Class Shares, these amounts would have been $0.37, 12.41%, and 1.42%, respectively.

(g)       Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.14), 20.27%, and (0.55)%, respectively. For Institutional Class Shares, these amounts would have been $(0.24), 20.55%, and (0.92)%, respectively.

(h)       Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been reduced by $0.03, 0.13%, and 0.13%, respectively. For Institutional Class Shares, these amounts would have been reduced by $0.03, 0.13%, and 0.13%, respectively.

(i)       Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31, 2016, which contributed $113,111 to the Select International Equity Fund to correctly record an aged dividend receivable at its net realizable value inclusive of currency fluctuations. If such payment was excluded, the total return would have been 0.94% for Class A Shares and 1.21% for Institutional Class Shares.

Amounts listed as “—” are $0 or round to $0.

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund

Ratios/Supplemental Data
Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)
$100,780	1.38%	1.38%	1.71%	0.67%		34%
120,472	1.44%	2.99%	3.06%	3.24	%(f)	132%
126,383	1.54%	2.50%	2.50%	0.05%		19%
177,342	1.42%	3.93%	3.93%	7.02	%(g)	18%
182,094	1.35%	1.42%	1.42%	2.08	%(h)	23%

20,047	1.13%	1.13%	1.33%	0.90%		34%
27,390	1.18%	2.77%	2.82%	3.53	%(f)	132%
26,633	1.30%	2.22%	2.23%	0.33%		19%
35,318	1.17%	3.46%	3.46%	6.65	%(g)	18%
32,094	1.10%	1.17%	1.17%	2.31	%(h)	23%

Financial Highlights     67

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Impact Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return
Class A Shares
Year Ended October 31, 2020	$11.59	$0.05		$1.77	$1.82	$(0.27)	$(0.27)	$13.14	15.93%(e)
Year Ended October 31, 2019	10.29	0.18	(f)	1.30	1.48	(0.18)	(0.18)	11.59	14.76%(f)
Year Ended October 31, 2018	11.95	0.08		(1.41)	(1.33)	(0.33)	(0.33)	10.29	(11.48)%
Year Ended October 31, 2017	9.79	0.43	(g)	1.89	2.32	(0.16)	(0.16)	11.95	24.10%(g)
Year Ended October 31, 2016	10.03	0.14	(h)	(0.08)	0.06	(0.30)	(0.30)	9.79	0.83%(h)(i)
Institutional Class Shares
Year Ended October 31, 2020	11.62	0.08		1.79	1.87	(0.31)	(0.31)	13.18	16.30%(e)
Year Ended October 31, 2019	10.30	0.21	(f)	1.30	1.51	(0.19)	(0.19)	11.62	14.99%(f)
Year Ended October 31, 2018	11.96	0.10		(1.40)	(1.30)	(0.36)	(0.36)	10.30	(11.23)%
Year Ended October 31, 2017	9.81	0.45	(g)	1.88	2.33	(0.18)	(0.18)	11.96	24.32%(g)
Year Ended October 31, 2016	10.04	0.16	(h)	(0.06)	0.10	(0.33)	(0.33)	9.81	1.25%(h)(i)

(a)       Net investment income/(loss) is based on average shares outstanding during the period.

(b)       During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)       Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)       Includes interest expense that amounts to less than 0.01%.

(e)       Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been 15.82%. For Institutional Class Shares, this amount would have been 16.12%.

(f)       Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.08, 13.56%, and 0.77%, respectively. For Institutional Class Shares, these amounts would have been $0.11, 13.81%, and 1.03%, respectively.

(g)       Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.06), 20.03%, and (0.61)%, respectively. For Institutional Class Shares, these amounts would have been $(0.04), 20.24%, and (0.37)%, respectively.

(h)       Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been reduced by $0.02, 0.21%, and 0.20%, respectively. For Institutional Class Shares, these amounts would have been by reduced $0.03, 0.31%, and 0.19%, respectively.

(i)       Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31, 2016, which contributed $127,579 to the Global Equity Impact Fund, to correctly record an aged dividend receivable at its net realizable value inclusive of currency fluctuations. If such payment was excluded, the total return would have been 0.73% for Class A Shares and 1.04% for Institutional Class Shares.

Amounts listed as “—” are $0 or round to $0.

Financial Highlights     68

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Impact Fund

Ratios/Supplemental Data
Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (c)
$32,180	1.41%	1.41	%(d)	1.92	%(d)	0.40%		32%
34,933	1.53%	2.21	%(d)	2.47	%(d)	1.69	%(f)	125%
35,964	1.77%	2.44	%(d)	2.44	%(d)	0.72%		19%
49,363	1.58%	3.14	%(d)	3.15	%(d)	3.98	%(g)	13%
59,390	1.45%	1.49	%(d)	1.50	%(d)	1.49	%(h)	23%

27,839	1.16%	1.16	%(d)	1.61	%(d)	0.65%		32%
27,937	1.28%	1.97	%(d)	2.20	%(d)	1.95	%(f)	125%
28,477	1.52%	2.22	%(d)	2.23	%(d)	0.89%		19%
44,659	1.33%	2.88	%(d)	2.89	%(d)	4.22	%(g)	13%
44,191	1.22%	1.26	%(d)	1.27	%(d)	1.71	%(h)	23%

Financial Highlights     69

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return
Class A Shares
Year Ended October 31, 2020	$13.64	$0.28	$0.84	$1.12	$(0.33)	$—	$—	$(0.33)	$14.43	8.31%
Year Ended October 31, 2019	12.49	0.36	1.09	1.45	(0.30)	—	—	(0.30)	13.64	11.72%
Year Ended October 31, 2018	13.33	0.34	(0.74)	(0.40)	(0.35)	(0.07)	(0.02)	(0.44)	12.49	(3.19)%
Year Ended October 31, 2017	13.83	0.33	(0.18)	0.15	(0.18)	(0.47)	—	(0.65)	13.33	1.21	%(e)
Year Ended October 31, 2016	13.32	0.34	0.32	0.66	(0.15)	—	—	(0.15)	13.83	5.02%
Institutional Class Shares
Year Ended October 31, 2020	13.42	0.31	0.83	1.14	(0.38)	—	—	(0.38)	14.18	8.59%
Year Ended October 31, 2019	12.30	0.39	1.07	1.46	(0.34)	—	—	(0.34)	13.42	12.02%
Year Ended October 31, 2018	13.14	0.37	(0.74)	(0.37)	(0.38)	(0.07)	(0.02)	(0.47)	12.30	(2.96)%
Year Ended October 31, 2017	13.64	0.36	(0.18)	0.18	(0.21)	(0.47)	—	(0.68)	13.14	1.50	%(e)
Year Ended October 31, 2016	13.14	0.36	0.33	0.69	(0.19)	—	—	(0.19)	13.64	5.29%

(a)       Net investment income/(loss) is based on average shares outstanding during the period.

(b)       During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)       Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)       Includes interest expense that amounts to less than 0.01%.

(e)       The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “—” are $0 or round to $0.

Financial Highlights     70

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund

Ratios/Supplemental Data
Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
$30,336	0.69%		1.03%		1.99%	269%
26,639	0.69%		0.98%		2.75%	141%
38,426	0.69	%(d)	0.88	%(d)	2.67%	148%
62,556	0.69	%(d)	0.76	%(d)	2.46%	151%
65,242	0.69	%(d)	0.74	%(d)	2.47%	151%

171,912	0.44%		0.74%		2.25%	269%
156,442	0.44%		0.68%		2.98%	141%
173,427	0.44	%(d)	0.62	%(d)	2.93%	148%
253,218	0.44	%(d)	0.51	%(d)	2.71%	151%
454,335	0.44	%(d)	0.47	%(d)	2.72%	151%

Financial Highlights     71

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return
Class A Shares
Year Ended October 31, 2020	$8.71	$0.40	$(0.28)	$0.12	$(0.38)	$—	$(0.38)	$8.45	1.55%
Year Ended October 31, 2019	8.74	0.44	0.19	0.63	(0.58)	(0.08)	(0.66)	8.71	7.65%
Year Ended October 31, 2018	9.23	0.50	(0.56)	(0.06)	(0.43)	—	(0.43)	8.74	(0.66)%
Year Ended October 31, 2017	8.80	0.52	0.38	0.90	(0.43)	(0.04)	(0.47)	9.23	10.50%
Year Ended October 31, 2016	8.98	0.49	(0.33)	0.16	(0.34)	—	(0.34)	8.80	1.91%
Institutional Class Shares
Year Ended October 31, 2020	8.08	0.39	(0.25)	0.14	(0.41)	—	(0.41)	7.81	1.86%
Year Ended October 31, 2019	8.16	0.43	0.17	0.60	(0.61)	(0.07)	(0.68)	8.08	7.91%
Year Ended October 31, 2018	8.65	0.49	(0.53)	(0.04)	(0.45)	—	(0.45)	8.16	(0.43)%
Year Ended October 31, 2017	8.28	0.51	0.35	0.86	(0.45)	(0.04)	(0.49)	8.65	10.76%
Year Ended October 31, 2016	8.47	0.48	(0.31)	0.17	(0.36)	—	(0.36)	8.28	2.21%

(a)       Net investment income/(loss) is based on average shares outstanding during the period.

(b)       During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)       Includes interest expense that amounts to less than 0.01%.

(d)       Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

Financial Highlights 72

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund

Ratios/Supplemental Data
Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
$87,358	1.00%	1.45%	4.76%	99%
116,126	1.00%	1.33%	5.14%	98%
131,219	1.00%	1.22%	5.56%	37%
185,613	1.00%	1.14%	5.79%	51%
233,369	1.00%	1.06%	5.76%	72%

58,237	0.75%	1.10%	5.01%	99%
101,888	0.75%	1.05%	5.39%	98%
89,839	0.75%	0.95%	5.80%	37%
203,575	0.75%	0.87%	6.01%	51%
351,466	0.75%	0.79%	6.00%	72%

Financial Highlights 73

Information from the Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance) during their last fiscal year

•	Semi-Annual Reports

While this Prospectus and the Statement of Additional Information of the Trust describe pertinent information about the Trust and the Funds, neither this Prospectus nor the Statement of Additional Information can represent a contract between the Trust or a Fund and any shareholder or any other party.

To obtain any of the above documents free of charge, to request other information about the Funds, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Funds’ website https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery services. Please visit the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Investment Funds

P.O. Box 219534

Kansas City, MO 64121-9534

By Overnight Mail:

Aberdeen Investment Funds

c/o DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534
Kansas City, MO 42105-1407

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available between 8:00 a.m. and 9:00 p.m. (Eastern Time), Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature.

Information from the Securities and Exchange Commission (SEC)

You can obtain information about the Funds, including the SAI from the SEC:

•	on the SEC’s EDGAR database via the Internet at www.sec.gov; or

•	by electronic request to publicinfo@sec.gov (the SEC charges a fee for this service).

INVESTMENT COMPANY ACT FILE NO.: 811-06652

STATEMENT OF ADDITIONAL INFORMATIon

February 26, 2021

ABERDEEN INVESTMENT FUNDS

Aberdeen International Sustainable Leaders Fund (formerly, Aberdeen Select International Equity Fund) Class A – BJBIX ■ Institutional Class – JIEIX
Aberdeen Global Equity Impact Fund Class A – JETAX ■ Institutional Class – JETIX
Aberdeen Total Return Bond Fund Class A – BJBGX ■ Institutional Class – JBGIX
Aberdeen Global High Income Fund Class A – BJBHX ■ Institutional Class – JHYIX

Aberdeen Investment Funds (the “Trust”) is a registered open-end investment company consisting of four series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (each a “Fund” and collectively, the “Funds”). This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Funds dated February 26, 2021.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus. You can order copies of the Prospectus without charge by writing to DST Asset Manager Solutions, Inc. (“DST”) at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or calling (toll-free) 866-667-9231.

The audited financial statements for each of the Funds for the fiscal year ended October 31, 2020, and the related report of KPMG LLP (“KPMG”), independent registered public accounting firm for the Funds, which are contained in the Funds’ October 31, 2020 Annual Report, are incorporated herein by reference in the section “Financial Statements.” No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained upon request and without charge by writing to Aberdeen Investment Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

GENERAL INFORMATION

Aberdeen Investment Funds is an open-end investment company formed as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, as amended in subsequent filings (the “Trust Agreement”). The Trust consists of Aberdeen International Sustainable Leaders Fund (“International Sustainable Leaders Fund” or the “Fund”), Aberdeen Global Equity Impact Fund (“Global Equity Impact Fund”), Aberdeen Global High Income Fund (“Global High Income Fund”), and Aberdeen Total Return Bond Fund (“Total Return Bond Fund”) (collectively, the “Funds”), each with its own investment objective. Prior to February 28, 2019, the Global Equity Impact Fund was known as the Aberdeen Select International Equity Fund II. Prior to December 1, 2020, the International Sustainable Leaders was known as the Aberdeen Select International Equity Fund.

Each Fund is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.

The following table sets forth additional information concerning permissible investments and techniques for each of the Funds as well as certain risk factors to which the Funds are subject. A “•” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique or is subject to such risk factor. However, the Fund may invest in or follow an instrument or technique or be subject to a risk factor with an empty box to a de minimis level. Some investment types or techniques in the table are broad and include sub-categories, which reflect more narrow investment types or techniques within the broad investment type or technique. A “•” in the table for a broad investment type or technique indicates that the Fund may invest in the broad investment type or technique as well as each of the narrow investment types or techniques. However, a “•” in the table for a narrow investment type or technique does not necessarily mean that the Fund may invest in the broad investment type or technique, but generally indicates that the Fund may invest only in the indicated narrow investment type or technique.

Please review the discussions in the Prospectus for further information regarding the investment objective and policies of each Fund.

References to the “Adviser” in this section also include the sub-adviser, as applicable.

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	International Sustainable Leaders Fund	GLOBAL EQUITY IMPACT FUND	TOTAL RETURN BOND FUND	GLOBAL HIGH INCOME FUND
Adjustable, Floating and Variable Rate Instruments	•	•	•	•
Demand Instruments	•	•	•	•
Advance Refunded Bonds			•
Asset-Backed Securities			•	•
Bank Loans				•
Bank Obligations	•	•	•	•
Bonds with Warrants Attached				•
Borrowing	•	•	•	•
Bridge Loans				•
Catastrophe Bond				•
Collateralized Mortgage Obligations			•
Common Stock	•	•	•	•
Convertible Securities	•	•		•
Contingent Convertible Securities	•	•		•
Corporate Obligations			•	•
Counterparty or Third Party Risk			•	•
COVID-19 Risk	•	•	•	•

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	International Sustainable Leaders Fund	GLOBAL EQUITY IMPACT FUND	TOTAL RETURN BOND FUND	GLOBAL HIGH INCOME FUND
Credit Linked Notes				•
Currency Transactions	•	•	•	•
Forward Currency Contracts	•	•	•	•
Cross Hedge			•	•
Proxy-Hedge			•	•
Currency Hedging			•	•
Position Hedge			•	•
Currency Futures			•	•
Currency Options			•	•
Custody/Sub-Custody Risk	•	•	•	•
Cyber Security Risk	•	•	•	•
Debt Securities	•	•	•	•
Investment Grade Debt Securities			•	•
Lower-Quality (High-Risk) Debt Securities	•	•	•	•
Depositary Receipts	•	•	•
Derivatives	•	•	•	•
Direct Debt Instruments				•

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	International Sustainable Leaders Fund	GLOBAL EQUITY IMPACT FUND	TOTAL RETURN BOND FUND	GLOBAL HIGH INCOME FUND
Dollar Roll Transactions			•
Emerging Markets Securities	•	•	•	•
Equity Securities	•	•
Eurodollar Instruments			•	•
Eurodollar and Yankee Obligations			•	•
European Sovereign Debt			•	•
Event Risk	•	•	•	•
Exchange-Traded Funds	•	•	•	•
External Debt			•
Focus Risk	•	•
Foreign Commercial Paper	•	•	•
Foreign Currencies	•	•	•	•
Foreign Fixed Income Securities			•	•
Privatized Enterprises			•	•
Foreign Government Securities	•	•	•	•
Foreign Securities (including Developing Countries)	•	•	•	•

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	International Sustainable Leaders Fund	GLOBAL EQUITY IMPACT FUND	TOTAL RETURN BOND FUND	GLOBAL HIGH INCOME FUND
Investment in Companies in Developing Countries	•	•	•	•
Frontier Market Securities	•	•	•	•
Futures	•	•	•	•
Illiquid Investments Risk	•	•	•	•
Impact of Large Redemptions and Purchases of Fund Shares	•	•	•	•
Income Deposit Securities				•
Indexed Securities				•
Initial Public Offerings	•	•
Interests in Publicly Traded Limited Partnerships	•	•
Inverse Floating Rate Instruments				•
LIBOR Risk	•	•	•	•
Loans	•	•		•
Market Events Risk	•	•	•	•
Medium Company, Small Company and Emerging Growth Securities	•	•	•	•
Money Market Instruments	•	•	•	•
Mortgage-Related Securities	•	•	•	•

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	International Sustainable Leaders Fund	GLOBAL EQUITY IMPACT FUND	TOTAL RETURN BOND FUND	GLOBAL HIGH INCOME FUND
Impact of Sub-Prime Mortgage Market	•	•	•	•
Agency Mortgage-Related Securities	•	•	•	•
Fannie Mae Securities	•	•	•	•
Federal Home Loan Mortgage Corporation Securities	•	•	•	•
Government National Mortgage Association Securities	•	•	•	•
Municipal Securities			•	•
Private Activity and Industrial Development Bonds			•	•
Auction Rate Securities			•	•
Non-Deliverable Forwards			•	•
Non-Hedging Foreign Currency Trading Risk			•	•
Operational Risk	•	•	•	•
Options	•	•	•	•
Options Transactions	•	•	•	•
Options on Swaps	•	•	•	•
Options on Futures Contracts			•	•
Options on Interest Rate Futures Contracts			•	•
Options on Foreign Currency Futures Contracts			•	•

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	International Sustainable Leaders Fund	GLOBAL EQUITY IMPACT FUND	TOTAL RETURN BOND FUND	GLOBAL HIGH INCOME FUND
Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities	•	•		•
Preferred Stock	•	•		•
Private Placements and Other Restricted Securities	•	•	•	•
Privatization Vouchers				•
Put Bonds			•	•
Real Estate Investment Trusts	•	•
Real Estate Related Securities	•	•
Regulation of Commodity Interests		•	•	•
Repurchase Agreements	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•
Rights Issues and Warrants	•	•	•	•
Securities Backed by Guarantees			•	•
Securities Lending	•	•	•	•
Securities of Investment Companies	•	•	•	•
Short Sales	•	•	•	•
“Special Situations” Companies Risk	•	•		•
Standby Commitment Agreements				•

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	International Sustainable Leaders Fund	GLOBAL EQUITY IMPACT FUND	TOTAL RETURN BOND FUND	GLOBAL HIGH INCOME FUND
Strategic Transactions, Derivatives and Synthetic Investments	•	•	•	•
Strip Bonds			•
Stripped Mortgage Securities			•
Stripped Zero Coupon Securities/Custodial Receipts	•	•	•
Structured Notes			•	•
Structured Securities			•	•
Supranational Entities			•	•
Sustainable Investing Risk	•
Swaps, Caps, Floors and Collars	•	•	•	•
Temporary Investments	•	•	•	•
To-Be-Announced Instruments			•
Transactions Leverage Risk			•	•
Trust Preferred Securities			•	•
U.S. Government Securities	•	•	•	•
TIPS Bonds	•	•	•	•
When-Issued Securities and Delayed-Delivery	•	•	•	•
Zero Coupon, Discount and Payment-In-Kind Securities			•	•

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Funds as well as certain risks to which the Funds are subject. A description of a security, instrument and technique is applicable to a Fund to the extent that “•” is marked in the table for the Fund. However, a Fund may invest or follow an instrument or technique with an empty box to a de minimis level.

Adjustable, Floating and Variable Rate Instruments. Floating, adjustable rate or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

The interest rates paid on the adjustable rate securities in which a Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th Federal District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

See “LIBOR Risk” below.

Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops. See “Municipal Securities” below for more information about auction rate securities.

Demand Instruments. Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Advance Refunded Bonds (or pre-refunded bonds). Advance refunded bonds are municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.

Asset-Backed Securities. Asset-backed securities, issued by trusts and special purpose corporations, are pass-through securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying asset (such as credit card or automobile loan receivables) are passed to a Fund. Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities. Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Several types of asset-backed securities have been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.

Bank Loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interests will primarily take the form of assignments purchased in the primary or secondary market, but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

A Fund generally invests in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. The lending rate could also be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund’s net asset value (“NAV”) as a result of changes in interest rates. For risks associated with LIBOR, see “LIBOR Risk” below.

When a Fund purchases an assignment, it generally assumes all the rights and obligations under the loan agreement and will generally become a ‘‘lender’’ for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated.

If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

In the cases of a Fund’s investments in floating rate loans through participation interests, it may be more susceptible to the risks of the financial services industries. The Fund may also be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to a Fund, it may be subject to loss of income and/or principal. Additionally, a Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund.

The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income producing securities. Therefore, a Fund may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security.

Assignments and participations of bank loans also may be less liquid at times because of potential delays in the settlement process. Bank loans may take longer than seven days to settle, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders. Settlement risk is heightened for bank loans in certain foreign markets, which differ significantly and may be less established from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. loans and other debt securities. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements. If a Fund cannot settle or there is a delay in settling a purchase of a loan or other security, that Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period. In addition, that Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, the Fund could be liable to that party for any losses incurred. Furthermore, some foreign markets in which a Fund may invest in loans may not operate with the concept of delayed compensation, or a pricing adjustment payable by the parties to a secondary loan trade that settles after an established time intended to assure that neither party derives an economic advantage from the delay (established in the U.S. as T+7 and T+20 for par/near par trades and distressed trades, respectively). Where there is no delayed compensation, one party will typically bear the risk of the other's delaying settlement for economic gain.

In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common law fraud protections under applicable state law.

Loan Participations and Assignments. A participation in commercial loans may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.

When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary; however, the Fund may only be able to enforce its rights through the lender. The participation interests in which a Fund invests may not be rated by any nationally recognized statistical rating organization (“NRSRO”).

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including, credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet a Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause a Fund to lose money on its investment, which in turn could affect a Fund’s returns. A Fund may treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Bank Obligations. Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

Bonds with Warrants Attached. Bonds with warrants attached are bonds issued as a unit with warrants. A Fund may dispose of the common stock received upon conversion of a convertible security or exercise of a warrant as promptly as it can and in a manner that it believes reduces the risk to the Fund of a loss in connection with the sale. A Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.

Borrowing. Each Fund, to the extent permitted by its fundamental investment restrictions, may borrow money from banks. Each Fund will limit borrowings to amounts not in excess of 33 1⁄3% of the value of the Fund’s total assets less liabilities (other than borrowings), unless a Fund’s fundamental investment restrictions set forth a lower limit. Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1⁄3% limitation or fundamental investment restriction. Each Fund will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Fund will borrow from banks for leverage purposes. Investments in mortgage dollar roll and reverse repurchase agreements are not considered a form of borrowing where the Fund covers its exposure by segregating or earmarking liquid assets. Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which becomes fully effective in August 2022, will permit a Fund to treat reverse repurchase transactions either as borrowings or as “derivatives transactions” subject to the risk-based limits of the rule, and would not require the Fund to maintain a segregated account assets to meet its asset coverage requirements. As described herein, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Bridge Loans. Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness. From time to time, a Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, a Fund receives a fee.

Catastrophe Bond. A catastrophe bond (“cat bond”) is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe such as a hurricane or earthquake. If an “issuer,” such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring a catastrophe, it can set up a separate legal structure—commonly known as a special purpose vehicle (“SPV”). Foreign governments and private companies also have sponsored cat bonds as a hedge against natural disasters.

The SPV issues cat bonds and typically invests the proceeds from the bond issuance in low-risk securities, such as in investment grade money market or treasury funds, which are those rated Aaa by Moody’s Investor Services (“Moody’s”) or AAA by Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO (the collateral). The earnings on these low-risk securities, as well as insurance premiums paid to the issuer, are used to make periodic, variable rate interest payments to investors. The interest rate typically is based on the LIBOR plus a promised margin, or “spread,” above that.

As long as the natural disaster covered by the bond does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the collateral. Most cat bonds generally mature in three years, although terms range from one to five years, depending on the bond.

If the event does occur, however, the issuer’s right to the collateral is “triggered.” This means the issuer receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most—or all—of their principal and unpaid interest payments. You may hear this described as a “credit cliff.” When this happens, the SPV might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more. In some cases, cat bonds cover multiple events to reduce the chances that investors will lose all of their principal.

Each cat bond has its own triggering event(s), which is (are) spelled out in the bond’s offering documents. These documents typically are only available to purchasers or potential purchasers, however, because cat bonds are not subject to the Securities and Exchange Commission’s (“SEC”) registration and disclosure requirements. A number of different types of triggers have developed. The question of whether a triggering event occurred—or the true meaning of a triggering event—can be complex and could wind up being litigated and require a ruling from a court. This in turn may add additional uncertainty to the way these securities perform.

Because cat bond holders face potentially huge losses, cat bonds are typically rated BB, or “non-investment grade” by credit rating agencies such as Fitch, Moody’s and Standard & Poor’s Financial Services LLC (“Standard & Poor’s” or “S&P”). Non-investment grade bonds are also known as “high yield” or “junk” bonds. These ratings agencies, as well as sponsors and underwriters of cat bonds, rely heavily on a handful of firms that specialize in modeling natural disasters. These “risk modeling” firms employ meteorologists, seismologists, statisticians, and other experts who use large databases of historical or simulated data to estimate the probabilities and potential financial damage of natural disasters.

The potential advantages of cat bonds are that they are not closely linked with the stock market or economic conditions and offer significant attractions to investors. For example, for the same level of risk, investors can usually obtain a higher yield with cat bonds relative to alternative investments. Another potential benefit is that the insurance risk securitization of cat bonds shows no correlation with equities or corporate bonds, meaning they may provide a good diversification of risks.

As with any financial instrument, cat bonds also present risks, which include the following:

Credit Cliff. A cat bond can cause the investor rapidly to lose most or all of his or her principal and any unpaid interest if a triggering event occurs. The high yield will not make investors whole if the triggering event actually occurs.

Modeling Risk. Prices, yields and ratings of cat bonds rely almost exclusively on complex computer modeling techniques, which in turn are extremely sensitive to the data used in the models. The quality and quantity of data vary depending on the catastrophe.

Liquidity Risk. Secondary trading for cat bonds is very limited, so in a pinch an investor may not be able to sell. In addition, the secondary transactions that do occur are privately negotiated, so pricing information is not generally available to the public. In addition, as noted, the maturity of some cat bonds can be extended during the worst possible time—when a trigger may have occurred, which can cause the bonds’ value to plummet, potentially making them even harder to sell.

Unregistered Investments. Most cat bonds are issued in offerings pursuant to Rule 144A under the Securities Act (“Rule 144A”), which are available only to large institutional investors and are not subject to the SEC’s registration and disclosure requirements. As a result, many of the normal investor protections that are common to most traditional registered investments are missing. For example, issuers of cat bonds are not required to file a registration statement or periodic reports with the SEC, unlike issuers of registered bonds. While general prohibitions against securities fraud apply to Rule 144A offerings, the lack of public disclosure may make it difficult to obtain and evaluate the information used to price and structure cat bonds.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), or Federal National Mortgage Association (“FNMA”), and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, and Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Common Stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents. A Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock. In such situations, a Fund will hold the common stock at the Adviser’s discretion.

Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Contingent Convertible Securities.  Certain Funds may invest in contingent convertible securities, or “CoCos.”  These securities are usually deeply subordinated instruments with long maturities that contain a conversion mechanism that is governed by the issuer’s ability to meet certain minimum financial and accounting ratios as promulgated by statutory regulatory authorities such as banking regulators or macro prudential regulatory authorities.  If the issuer triggers the CoCos’ conversion mechanism, the contingent convertible security’s principal may be (1) permanently written off in total, (2) temporarily written off in total or in part with principal reinstatement contingent upon the issuer re-attaining compliance with statutorily required financial and accounting ratios, or (3) converted into common equity or into a security ranking junior to the contingent convertible security.  In any or all of these circumstances, the CoCos’ value may be partially or completely impaired either temporarily or permanently.

Many, but not all, contingent convertible securities are rated as speculative or ‘High Yield’ by NRSROs.  Like many other fixed income securities, the contingent convertible security’s market value tends to decline as interest rates rise and tends to rise as interest rates fall.  Because of the CoCos’ subordinated status within the issuer’s capital structure, market value fluctuations may be greater than for other more senior securities issued by the issuer.  Also the contingent convertible security’s value may fluctuate more closely with the issuer’s equity than with its debt given the CoCos’ subordination and given the embedded conversion mechanism.  Because most CoCo conversion mechanisms are triggered by the issuer failing to meet minimum financial and accounting thresholds due to financial stress, unforeseen economic conditions, or unforeseen regulatory changes (among others), there is risk that the contingent convertible security will lose most if not all of its value upon conversion.

In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.  In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.  In certain versions of the instruments, the notes will write down to zero under certain circumstances and investors could lose everything, even as the issuer remains in business.

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Counterparty or Third Party Risk. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, a Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any, the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

COVID-19 Risk.  Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID-19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of a Fund’s investments. To the extent the impacts of COVID-19 continue, a Fund may experience negative impacts to its business that could exacerbate other risks described in a Fund’s prospectus and this SAI, including:

•  significant mark-downs in the fair value of a Fund's investments and decreases in NAV per share;

•  a Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•  operational impacts on and availability of key personnel of the Adviser, Sub-adviser, custodian, and/or any of a Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•  difficulty in valuing a Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser, Sub-adviser, and a Fund's service providers' personnel during the pandemic;

•  significant changes to the valuations of pending or prospective investments; and

•  limitations on a Fund's ability to make distributions or dividends, as applicable, to a Fund's common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to a Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Credit Linked Notes.  Credit linked securities are generally issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, credit linked securities may be used as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in credit linked securities generally represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Currency Transactions. A Fund may engage in currency transactions as described in the prospectus or this SAI. Generally, except as provided otherwise, a Fund may engage with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A Fund may enter into currency transactions with creditworthy counterparties that have been approved by the Adviser’s Counterparty Credit Risk Department in accordance with its Credit Risk Management Policy.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

In general, the Funds cover their daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

Proxy-Hedge. A Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). A Fund may enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between the two currencies paired as proxies. Overall risk to a Fund may increase or decrease as a consequence of the use of proxy hedges.

Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency contracts with respect to portfolio security positions.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Position Hedge. A Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. Dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. Dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.

Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Under definitions adopted by the U.S. Commodity Futures Trading Commission (the “CFTC”) and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described under “Strategic Transactions, Derivatives and Synthetic Investments - Use of Segregated and Other Special Accounts.”

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of a Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Risks of Strategic Transactions Inside the U.S.” As described herein, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein.

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Custody/Sub-Custody Risk. To the extent that a Fund invests in markets where custodial and/or settlement systems are not fully developed, the Fund is subject to foreign custody/sub-custody risk. Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets that are less developed than those in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non- U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country's securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.

Cyber Security Risk. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service a Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on a Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity incidents affecting the Funds’ Adviser, other service providers to the fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both a Fund and shareholders, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and a Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result.

Debt Securities

Debt Securities Generally. The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSROs, such as Standard & Poor’s or Moody’s. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but the Adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment Grade Debt Securities. The Funds may purchase “investment grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser. For the avoidance of doubt, bonds rated Baa3 by Moody’s or BBB- by S&P or BBB- by Fitch are considered to be investment grade. In general, but not always, investments in securities rated in the BBB category tend to have more risk than securities in the A, AA or AAA categories due to greater exposure to, among other things: adverse economic conditions; higher levels of debt; or, more volatile industry performance. Securities within the BBB category can also experience greater market value fluctuations over time. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income that may be available at lower grades.

Lower-Quality (High-Risk) Debt Securities. Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds or high yield securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated below Baa3 by Moody’s or below BBB- by Standard & Poor’s or Fitch, (ii) commercial paper rated at or below C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality as determined by the Adviser. The lower the ratings of such lower-quality securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including a higher possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Lower-quality securities are also considered to be at risk of, among other things: failing to attain improved credit quality and NRSRO investment grade rating status; having a current identifiable vulnerability to default or to be in default; not having the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions; or, being in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Issuers of lower-quality securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s NAV. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain lower-quality securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many lower-quality issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality (or perceived credit quality) in the lower-quality securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for lower-quality securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the lower-quality securities acquired by a Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Information Concerning Duration. Duration is a risk measure that describes how much the price of a fixed income security changes given a change in the level of interest rates. Duration was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity,” which had been used historically in the market as rough measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Funds’ will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. Government fixed income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Newly Issued Debt Securities. New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a Fund will not accrue any income on these securities prior to delivery. Such Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis. Rule 18f-4 under the 1940 Act, which becomes fully effective in August 2022, provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions will not be deemed to involve a senior security, and thus generally will not require the funds to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives. Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index, a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate) or other reference asset. A Fund typically uses derivatives as a substitute for taking a position or reducing exposure to underlying assets. A Fund may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. A Fund may use derivative instruments for hedging (offset risks associated with an investment) purposes. A Fund may also use derivatives for non-hedging purposes to seek to enhance returns. When a Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fixed income derivatives are subject to interest rate risk. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may also take a short position through a derivative. A Fund may increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk – the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk – if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. Dollar terms) of an investment.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain derivative instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the instrument is currently worth. In addition, a Fund may need to sell portfolio securities at an inopportune time to satisfy margin or payment obligations under derivatives transactions.

Operational risk – derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Short position risk – a Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. If a Fund engages in a short derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Tax risk – derivatives raise issues under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) requirements for qualifications as a regulated investment company.

Valuation risk – depending on their structure, some categories of derivatives may present special valuation challenges. For example, valuation of derivatives may be affected by considerations such as volatility, leverage, default risk and lack of trading on a recognized market, among other things.

The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways, each of which may affect valuation.

OTC risk – Derivatives may generally be traded OTC, through a swap execution facility (“SEF”), or on an exchange. Derivatives traded through a SEF or exchange generally must be centrally cleared through a regulated clearing agency, and derivatives traded OTC may be centrally cleared, but typically are not. Non-cleared OTC derivatives are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. Funds entering in cleared or non-cleared OTC derivatives must post variation margin. Starting in September 2021, rules requiring counterparties to OTC derivatives, such as the Funds, to post initial margin have started to go into effect and will be phased in through at least 2022. The Funds currently may agree to post initial margin to counterparties even though not required as a regulatory matter. The Funds are subject to counterparty risk when trading OTC derivatives. In order to mitigate the risk that the Funds will not be able to collect amounts due to the Funds upon bankruptcy of the counterparty, the Funds continuously evaluate the creditworthiness of counterparties and enter into master netting agreements in respect to OTC derivatives that allow the Funds to close out the contracts upon the bankruptcy of the counterparty and net exposures. As a result of Title II of the Dodd-Frank Act (as defined below) and regulations imposed by the U.S. prudential regulators, when transacting with counterparties subject to regulation by the bank regulators, the Funds must enter into contractual provisions that suspend or stay the Funds' rights to close out in cases when the counterparty is subject a resolution bankruptcy proceeding and are restricted in exercising cross-default rights and certain other default rights.

Risk of Government Regulation of Derivatives — It is possible that additional government regulation of various types of derivatives instruments and regulation of certain market participants’ use of such instruments may impact or prevent a Fund’s use of such instruments and/or adversely affect the value of derivatives or Fund performance. In addition, capital requirements imposed on Fund counterparties to increase the cost of entering into certain derivatives transactions, and margin requirements may require more assets of a Fund to be used for collateral in support of those derivatives. Regulations are now in effect that require dealers in derivatives subject to regulation by the CFTC (such as interest rate swaps, swaps on broad-based securities indices and swaps on broad-based indices of credit-default swaps) to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund, to trade report the transactions, to clear the derivatives through a clearing agency and to comply with a number of business conduct and other requirements. With respect to transactions in swaps and security-based swaps with dealers in derivatives that are regulated by the U.S. prudential regulators, the Funds are subject to margin posting and collection. However, security-based swap dealers subject to regulation by the SEC are not yet subject to margining, trade reporting, central clearing and trading and other requirements but are expected to be in the near future. In addition, as noted above, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other transactions that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, Funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022.

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.

When a Fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a Fund’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s portfolio and calculating its NAV. In order to lessen liquidity risk, a Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund’s net assets to be illiquid. Trade claims may also present a tax risk to the Fund.

A Fund will not invest in trade claims if it affects the Fund’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date. A Fund will segregate cash or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into dollar rolls may subject a Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund (see “Borrowing”) because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Dollar rolls may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Emerging Markets Securities. Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more emerging market countries or regions where a Fund has invested a significant amount of its assets may have a greater effect on a Fund’s performance than it would in a more geographically diversified portfolio.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds’ assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.

Equity Securities. Equity securities in which a Fund may invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Eurodollar Instruments. Eurodollar instruments are U.S. Dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may invest in Eurodollar instruments for hedging purposes or to enhance potential gain. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked. Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issues.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

European Sovereign Debt. European banks have historically held significant investments in the sovereign debt of European countries. Since late 2009, concern has been rising about the escalating government debt levels in certain European countries. More recently, the ratings agencies initiated a series of downgrades of the sovereign debt of various European countries. Troubled economies in Europe coupled with the European debt downgrades have increased concerns about the possibility of default. A government’s default on its debt could cause the value of securities held by the Funds to decline significantly.

Event Risk. Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Exchange-Traded Funds (“ETFs”). ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, a Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual net asset value of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, a Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on a Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to a Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. Rule 12d1-4 under the 1940 Act exempts certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits, subject to certain conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

External Debt. External debt can include fixed income securities of all maturities. External debt is issued by sovereign governments, companies, supranational agencies and other entities in locations other than in the U.S.  A large portion of external debt is issued in U.S. Dollars, but often external debt securities are issued in other currencies such as Euros, Sterling and Yen, among others.  In some but not all instances, external debt securities may be listed on a foreign exchange.  In most circumstances, external debt securities are subject to laws and governed by legal processes outside the U.S. External debt is typically issued in bearer form, carries a fixed or floating rate of interest, and amortizes principal through a bullet payment with semiannual interest payments in currency in which the bond was issued. External debt is subject to the same risks that pertain to domestic issuers, notably credit risk, market risk and liquidity risk. However, external debt is also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Focus Risk. To the extent that a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Commercial Paper. Commercial paper is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. A Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. Dollar against these currencies is responsible for part of a Fund’s investment performance. If the U.S. Dollar falls in value relative to the Japanese yen, for example, the U.S. Dollar value of a Japanese stock held by a Fund will rise even though the price of the stock remains unchanged. Conversely, if the U.S. Dollar rises in value relative to the Japanese yen, the U.S. Dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the U.S. Dollar.

Although a Fund values its assets daily in terms of U.S. Dollars, it does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions (“FX transactions”) either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

In general, the FX transactions executed for the Funds are divided into two main categories: (1) FX transactions in restricted markets (“Restricted Market FX”) and (2) FX transactions in unrestricted markets (“Unrestricted Market FX”). Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or a third party agent executes Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

Foreign Fixed Income Securities. Most foreign fixed income securities are rated, however, some are not. Therefore, if a Fund invests in unrated foreign fixed income securities, it will do so based on the Adviser’s analysis. To the extent that a Fund includes significant unrated securities, achievement of the Fund’s goals may depend more upon the abilities of the Adviser than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the NAV of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Foreign Government Securities. Investment in debt issued by foreign governments can involve a high degree of risk. Debt securities issued by a foreign government are often supported by the full faith and credit of that foreign government. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund (“IMF”), and the political constraints to which a governmental entity may be subject. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly. A Fund may have limited recourse to compel payment in the event of a default.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

To the extent that a Fund invests in obligations issued by emerging market governments, these investments involve additional risks. Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund’s holdings.

Foreign Securities (including Developing Countries). Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in U.S. securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. Dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by protectionist trade policies, trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, a Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Fund’s NAV to decline as the value of the unsold positions is marked to lower prices. In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Asian Risk. The International Sustainable Leaders Fund may invest its assets in Asian securities, and may be subject to general economic and political conditions in Asia.  Additional factors relating to Asia that an investor should consider include the following:

Political, Social and Economic Factors.  Some parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe.  Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.  Such social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

 Some Asian economies are reliant on exports in varying degrees as a major contribution to economic growth and as such may be affected by developments in the economies of their principal trading partners. These economies may be accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union.  The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply. Other economies such as Indonesia and Malaysia, for example, are commodity exporters susceptible to world prices for their commodity exports, including crude oil.

Some governments in the Asian region are authoritarian in nature and influenced by security forces.  For example, during the course of the last twenty-five years, certain governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Myanmar, Pakistan and Sri Lanka, have created social, economic and political problems.

Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos and India is engaged in border disputes with several of its neighbors, including China and Pakistan.  An uneasy truce exists between North Korea and South Korea and the two countries technically remain in a state of war. In addition, North Korea’s nuclear weapons program has caused an increased level of risk of military conflict in the area.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Funds held in foreign countries.  Governments in certain Asian countries participate to a significant degree, through ownership interests or regulation, in their respective economies.  Action by these governments could have a significant adverse effect on market prices of a Fund’s securities and its share price.

Market Characteristics.  Most of the securities markets of Asia have substantially less volume than the NYSE, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size.  Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development.  Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States.  In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating NAVs, and sometimes also an inability to buy and sell securities.  Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies.  Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy.  Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. To the extent that any of the Asian countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S.  Settlement procedures in certain Asian countries are less developed and reliable than those in the U.S. and in other developed markets, and a Fund may experience settlement delays or other material difficulties.  Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations.  The foregoing factors could impede the ability of a Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the NAV of shares of the Fund.

There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States.  In addition, existing laws and regulations are often inconsistently applied.  As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.  Less information will, therefore, be available to a Fund than in respect of investments in the U.S.  Further, in certain Asian countries, less information may be available to a Fund than to local market participants.  Brokers in Asian countries may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress.

In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principles (“GAAP”) used in the United States.  The use of some accounting policies, such as the constant purchasing power method, can cause distortion in some cases. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

Energy.  Asia has historically depended on oil for most of its energy requirements.  Certain Asian countries are highly dependent on imported oil. In the past, oil prices have had a major impact on Asian economies.  Oil prices are generally subject to extreme volatility. Continuing increases in levels of worldwide oil and gas reserves and production may further depress the value of investments related to the natural resources industry. This trend is causing producers to curtail production or reduce capital spending for exploration activities. This could increase the time period a Fund would need to see a realization of its investments in the energy industry.

Natural Disasters.  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunamis), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.  The long-term economic effects of such geological factors on the Asian economy as a whole, and on a Fund’s investments and share price, cannot be predicted.

China Investments Risk. Investment in Chinese securities subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in the Chinese markets and may adversely affect the Chinese economy and a Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

China Interbank Bond Market. To the extent permitted by their principal investment strategies, the Funds may transact in the China Interbank Bond Market (“CIBM”) when buying or selling portfolio securities for the Fund. The China bond market is made up of the CIBM and the exchange listed bond market. The CIBM was established in 1997 and was limited to domestic participants, but access to the market has since been expanded to foreign institutional investors. A Fund may invest in the CIBM through CIBM Direct or Bond Connect. Under the CIBM Direct regime, foreign institutional investors have direct access to bonds traded on the CIBM as long as they are registered with the People’s Bank of China (“PBOC”) and they appoint an onshore settlement agent. Bond Connect is a trading and settlement link program developed by the PBOC and the Hong Kong Monetary Authority (“HKMA”) with a view to establish mutual bond market access between mainland China and Hong Kong. Currently, approximately 90% of bond trading activity in the People’s Republic of China (“PRC”, which for the purpose of this Prospectus, exclude Hong Kong, Macau, and Taiwan) takes place in the CIBM, and the main products traded in this market include government bonds, central bank papers, policy bank bonds and non-financial firms’ medium-term notes.

Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in prices of debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of the PRC bonds may be large, and Funds transacting in the CIBM may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.

To the extent that a Fund transacts in the CIBM, it may also be exposed to risks associated with settlement procedures and default of counterparties. The CIBM is also subject to regulatory risks.

Frontier Market Securities. The risks associated with investments in frontier market countries include all the risks described above for investments in “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Futures. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be paid thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Fund, and the limits may constrain the ability of a Fund to use such contracts. The segregation requirements with respect to futures contracts and options thereon are described under “Strategic Transactions, Derivatives and Synthetic Investments – Use of Segregated and Other Special Accounts.”

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Illiquid Investments Risk. Pursuant to Rule 22e-4 under the 1940 Act, each Fund may not invest more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause a Fund’s investments in illiquid investments to exceed the limit set forth above for a Fund’s investment in illiquid investments, the Fund will act to cause the aggregate amount of such investments to come within such limit as soon as reasonably practicable. In such event, however, a Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such investments.

A Fund may purchase investments that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such investments may be illiquid, for example, because there is a limited trading market for them. A Fund may be unable to sell a restricted or illiquid investment. In addition, it may be more difficult to determine a market value for restricted or illiquid investments. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid investment and the point at which the Fund is permitted or able to sell such investment, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), requires the Funds to establish a liquidity risk management program. As required by the Liquidity Rule, the Funds have implemented a liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment” (the “Liquidity Program”), and the Board of Trustees, including a majority of the independent trustees, appointed the Adviser as the Liquidity Risk Program administrator. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times, or in odd-lot amounts, when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund’s expense ratio. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle, which is typically a few days.

Income Deposit Securities (“IDS”). IDS consist of two securities, common shares and subordinated notes of the issuer, which are “clipped” together. Holders of IDS receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. The distribution policies of IDS issuers are similar to those of real estate investment trusts (“REITs”), master limited partnerships and income trusts, which distribute a significant portion of their free cash flow. IDS are listed on a stock exchange, but initially the underlying securities are not. However, in time (typically in the range of 45 to 90 days after the closing of the offering), holders may unclip the components of the IDS and trade the common shares and subordinated notes separately.

Indexed Securities. Indexed securities differ from other types of debt securities in which a Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments (defined below), such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. Dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. The value of indexed securities is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Initial Public Offerings (“IPOs”). An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors. The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Interests in Publicly Traded Limited Partnerships. Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Inverse Floating Rate Instruments (“Inverse Floaters”). An Inverse Floater is a type of bond or other type of debt instrument used in finance whose coupon rate has an inverse relationship to short-term interest rates (or its reference rate). The interest rate on an Inverse Floater resets in the opposite direction from the market rate of interest to which the Inverse Floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

LIBOR Risk. A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations.

In July 2017, the United Kingdom Financial Conduct Authority, which regulates the LIBOR administrator, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021.

However, for U.S. dollar LIBOR, it now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. The FCA and other regulators have stated that they welcome the LIBOR Administrator’s action. An extension to 2023 would mean that many legacy U.S. dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, the same regulators emphasized that, despite any continued publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. Moreover, the LIBOR Administrator’s consultation also relates to the LIBOR Administrator’s intention to cease publication of non-U.S. dollar LIBOR after December 31, 2021. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor.

Although the financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is incomplete, and the process for amending existing contracts or instruments to transition from LIBOR remains unclear.

It is not possible to predict the effect that these announcements or any such discontinuance will have on LIBOR or on floating rate securities linked to LIBOR (“LIBOR-linked securities”). Many, but not all, LIBOR-linked securities have provisions that will change their interest rate basis upon the occurrence of certain benchmark transitions events. If the calculation agent (or other party in certain cases) for such a security determines that a benchmark transition event and its related benchmark replacement date have occurred with respect to LIBOR for particular LIBOR-linked securities, then a benchmark replacement may be selected by the calculation agent (or other party) in accordance with the benchmark transition provisions of the relevant securities.

The selection of a benchmark replacement, and any decisions, determinations or elections made by the calculation agent (or other party) in connection with implementing a benchmark replacement with respect to LIBOR-linked securities in accordance with the relevant benchmark transition provisions could result in adverse consequences to the interest rate, which could adversely affect the return on, value of and market for LIBOR-linked securities held by the Funds. Further, there is no assurance that the characteristics of any benchmark replacement will be similar to LIBOR, or that any benchmark replacement will produce the economic equivalent of LIBOR. In addition, these announcements and any additional regulatory or market changes, or any substitute reference rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Funds’ performance and/or net asset value (“NAV”). Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such reference rates due to favorable liquidity or pricing.

Loans. Loans include floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”). These Borrowers operate in a variety of industries and geographic regions. A Fund acquires Loans from lenders such as banks (see “Bank Loans” above), insurance companies, finance companies, other investment companies, and private investment funds. The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”). The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders. A Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower. The Loans also have contractual terms designed to protect Lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments. The Funds generally acquire Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders. The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale. Below investment grade fixed income securities are securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

COVID-19 Risk. Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID-19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Funds’ investments. To the extent the impacts of COVID-19 continue, a Fund may experience negative impacts to its business that could exacerbate other risks described in the Fund’s prospectus and this SAI, including:

•  significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•  the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•  operational impacts on and availability of key personnel of the Adviser, Sub-adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•  difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser, Sub-adviser, and the Fund's service providers' personnel during the pandemic;

•  significant changes to the valuations of pending or prospective investments; and

•  limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to a Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Europe - Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the United Kingdom left the European Union on January 31, 2020 (“Brexit”). The ongoing negotiations surrounding the future relationship between the UK and the EU following UK's exit have yet to provide clarity on what the outcome will be for the UK, Europe, and the worldwide economy. During a prescribed period (the “Transition Period”), which ended on 31 December 2020, certain transitional arrangements were in effect, such that the United Kingdom continued to be treated, in most respects, as if it were still a member of the European Union, and generally remained subject to European Union law. On December 24, 2020, the European Union and the United Kingdom reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the European Union and the United Kingdom, including the European Union-United Kingdom Trade and Cooperation Agreement (the “TCA”). The TCA is limited in its scope primarily to the trade of goods, transport, energy links and fishing; in particular the TCA does not make any meaningful provision for the financial services sector. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. However, the EU has not yet provided much material cushion from the effects of Brexit for financial services as a matter of EU law. The TCA has been provisionally applied since January 1, 2021 but cannot formally enter into force until ratified by the European Parliament. In the event that the European Parliament does not ratify the TCA before February 28, 2021, the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules. Even under the TCA, many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. A Fund may face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to potential volatility in exchange rates and interest rates. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Funds and which is headquartered in the UK, fails to adequately respond to Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, Standard Life Aberdeen plc has implemented plans to seek to manage the consequences of Brexit on the Funds and to manage any disruption on the Funds and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot be assured that the Funds will not be adversely impacted despite preparations.

Medium Company, Small Company and Emerging Growth Securities. Investing in securities of medium-sized companies, small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the securities of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

Money Market Instruments. Each Fund may invest up to 20% of its net assets in short-term investment grade money market obligations at the time of purchase. Money market instruments may include the following types of instruments:

●	obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

●	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

●	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

●	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

●	repurchase agreements;

●	bank or savings and loan obligations;

●	certificates of deposit maturing in one year or less;

●	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

●	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

●	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

●	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

●	unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Mortgage-Related Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The pools underlying mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees). Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

Adjustable rate mortgage securities (“ARMs”) are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets minimum investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in NAV of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

Impact of Sub-Prime Mortgage Market. Mortgage-backed, asset-backed and other fixed income securities’ value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund’s investments in certain fixed income securities may decline in value, its market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Agency-Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the GNMA, the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Ginnie Mae creates pass-through securities from pools of U.S. Government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and Freddie Mac issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Mortgage-backed securities either issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less Ginnie Mae’s, Freddie Mac’s or Fannie Mae’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund). The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. While these entities remain to date under the conservatorship of the FHFA, long-term, continued operation in government-run conservatorships is not sustainable.

Fannie Mae Securities. Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

Federal Home Loan Mortgage Corporation Securities (FHLMC). Freddie Mac is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The operations of Freddie Mac currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying Freddie Mac securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another Freddie Mac security.

Government National Mortgage Association Securities. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. In order to meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Ginnie Mae pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while Freddie Mac guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment.

Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. Each Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

Prices and yields on municipal bonds are dependent on a variety of factors, including general credit conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions. Federal tax laws limit the types and amounts of tax-exempt municipal bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of tax-exempt municipal securities. Further proposals limiting the issuance of tax-exempt municipal securities may well be introduced in the future. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

A Fund may invest in certain tax-exempt municipal bonds. The Fund will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under tax-exempt derivative securities. The Fund will not independently review the bases for those tax opinions. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt municipal bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level and the security could decline significantly in value. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become taxable, possibly retroactively to the date the security was issued.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals by the Code, though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects.

Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Adviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Auction Rate Securities. Auction rate municipal securities are tax-exempt debt securities with coupons based on a rate set via a “Dutch” auction. The auction is held at regularly scheduled intervals as set forth in the indenture for a security. The auction sets the coupon rate, and investors may submit bids to buy, sell or hold securities in the auction.  Provided that the auction mechanism is successful, auction rate securities permit the holder to sell the securities in an auction at par value. The coupon is reset via an auction in which bids are made by broker-dealers and other institutions on behalf of their investors for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest rate that covers all securities available for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In the event an auction fails, the interest rate is set by a formula set forth in the indenture for a security. In certain recent market environments, auction failures have been more prevalent and the auctions have continued to fail for an extended period of time. Failed auctions may adversely affect the liquidity and price of auction rate securities. Although some issuers have redeemed such securities, the issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Funds’ investments in auction rate securities at a time when the Funds wish to dispose of such securities. Moreover, between auctions, there may be no active secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. The Funds may purchase auction rate securities at par in situations where the auction mechanism is functioning normally, but generally will purchase them at a discount where the auctions have failed. In the latter case, the Funds could realize a gain if successful auctions resume at a later date or the issuer calls the security or tenders for the security rather than pay the rate required due to the failed auction. The Funds may treat an auction rate security as illiquid if it is or becomes subject to prices established as a result of a failed auction if reliable prices are not available. The Funds will use the time remaining until the next scheduled auction date for the purpose of determining the auction rate securities’ duration. In addition to liquidity and interest rate risk, the Funds’ investments in auction rate securities are subject to credit and market risk, as described in the Funds’ Prospectus. See “Additional Information about Investments, Investment Techniques and Risks.”

Advance Refunded Bonds (or pre-refunded bonds). Advance refunded bonds are municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.

Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After a payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for a Fund, the Adviser will consider the creditworthiness of the issuer of the underlying bond, the custodian and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non- appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Liquidity Risk. In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

Additional Risk Considerations. The U.S. federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before the Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Fund’s holdings would be affected and the Board of Trustees would reevaluate the Fund’s investment objective and policies.

Non-Deliverable Forwards. A non-deliverable forward (“NDF”) is an outright forward or futures contract in which counterparties settle the difference between the contracted NDF price or rate and the prevailing spot price or rate on an agreed notional amount. NDFs are used in various markets such as foreign exchange and commodities. NDFs are prevalent in some countries where forward contract trading has been banned by the government.

Non-Hedging Foreign Currency Trading Risk. Certain Funds may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.

Operational Risk. Your ability to transact with a Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price or the right to a cash settlement payment. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price or the right to a cash settlement payment. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options Transactions. A Fund may write (sell) options to generate current income or as a hedge to reduce investment risk. A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by a Fund would not exceed 25% of its net assets at the time of purchase. A Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the call options it has written. A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and unwind than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Swaps (“Swaptions”).  The purchase and sale of put and call options on swap agreements are commonly referred to as swaptions. Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the CFTC.  A Fund may enter into different types of swaptions, such as swaptions on credit derivatives or on credit indices, for hedging purposes or to seek to increase total return.

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.

While a Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between a Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, a Fund’s use of swaptions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that the Adviser’s judgment in this respect will be correct.

Options on Futures Contracts. There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates, commodities and securities markets by a Fund’s Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

As contrasted with the direct investment in such a contract, an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a fixed income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Funds.

Options on Interest Rate Futures Contracts. A Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Options on Foreign Currency Futures Contracts. A Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in currency exchange rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Risks of Strategic Transactions Inside the U.S.”

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities. PIK Bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

PIK Bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. PIK Bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Preferred Stock. Preferred stocks, like some debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Private Placements and Other Restricted Securities Risk. Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Privatization Vouchers. Privatization vouchers are a method where citizens are given or can inexpensively buy a book of vouchers that represent potential shares in any state-owned company. Voucher privatization has mainly been used in the early–to–mid 1990s in the transition economies of Central and Eastern Europe. Privatization vouchers may reflect distribution arrangements in which at least some shares of the ownership in state industrial enterprises could be transferred to private citizens for free. Organizations and enterprises may be prohibited from accepting privatization vouchers as instruments of payment for goods, services or work. However, privatization vouchers are otherwise negotiable instruments and they may be bought and sold on the market without restriction. At times, it also may be more difficult to determine the fair value of the vouchers for purposes of computing the NAV of these Funds.

Put Bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

Real Estate Investment Trusts. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate Related Securities. Although no Fund may invest directly in real estate, a Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. The value of the shares of a Fund investing in such issuers will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (1) changes in general economic and market conditions; (2) changes in the value of real estate properties; (3) risks related to local economic conditions, overbuilding and increased competition; (4) increases in property taxes and operating expenses; (5) changes in zoning laws; (6) casualty and condemnation losses; (7) variations in rental income, neighborhood values or the appeal of property to tenants; and (8) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which a Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect a Fund’s investment performance.

Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on their investment in such company.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Regulation of Commodity Interests. CFTC regulations subject registered investment companies and/or their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests.

For all of the Funds, the Adviser has claimed an exclusion from the definition of commodity pool operator (“CPO”) under CFTC Rule 4.5 with respect to each Fund, and therefore such Funds and the Adviser (with respect to such Funds) are not currently subject to registration, disclosure, and regulatory requirements applicable to CPOs under applicable CFTC rules. The Adviser must reaffirm annually the eligibility of each Fund for this exclusion. The Adviser intends to continue to operate each such Fund in a manner to maintain its exclusion under CFTC Rule 4.5.

Repurchase Agreements. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Reverse repurchase agreements are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”). In accordance with current federal securities laws, rules and staff positions, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other transactions that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, Funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Rights Issues and Warrants. Rights Issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.

The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. A Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

Securities Backed by Guarantees. Securities backed by guarantees are securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Securities Lending. A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. and non-U.S. securities, equal to at least 100% of the value of the portfolio securities loaned. Typically, a Fund will receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. At all times thereafter, the borrower shall be required to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.

Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%. Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral. These losses generally would be borne by the Fund lending its portfolio securities, which would have a negative impact on the lending Fund’s performance.

Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral. A Fund’s securities lending program may be temporarily suspended if a Board and/or the Adviser determine it to be in the best interests of a Fund’s shareholders.

The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to: (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following: A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs). Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral the maturity of the medium term note will not generally exceed two years.

Securities of Investment Companies. To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. For purposes of these limitations, a Fund would aggregate its investments in any private placements (as described under “Private Placements and Other Restricted Securities” above) with its investment company holdings, which would include ETF holdings unless an exemption applies (as described in “Exchange-Traded Funds” above). Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts, subject to certain conditions. To the extent a Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Each Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

See also “Exchange-Traded Funds” above.

Short Sales. In a short sale of securities, a Fund sells a security that it does not own, making delivery with securities “borrowed” from a broker. A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest a Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund’s unrealized gain or reducing a Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the Adviser’s or sub-adviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short. As described herein, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

“Special Situations” Companies Risk. “Special situations” with respect to a portfolio company include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

Strategic Transactions, Derivatives and Synthetic Investments. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and short options positions would create a greater ongoing potential financial risk than would purchases of options (i.e., long options positions, when the exposure is limited to the cost of the initial premium). Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Risks of Strategic Transactions Inside the U.S. It is possible that government regulation of various types of derivative instruments, such as the currency and interest rate transactions, credit default swaps and options described herein, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact a Fund. For example, it is possible that developments in the derivatives market, including new regulatory requirements, could limit or prevent a Fund's ability to utilize derivatives as part of its investment strategy, terminate existing derivatives or realize amounts to be received under such derivatives, which could negatively affect the Funds. Some derivatives currently are, and more in the future will be, required to be centrally cleared, which affects how derivatives are transacted.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), resulted in a comprehensive regulatory regime for derivatives that qualify as “swaps”, which are generally regulated by the CFTC, and “security-based swaps”, which are generally regulated by the SEC. Foreign exchange forwards and spot foreign exchange are generally exempt from this regulation. The Dodd-Frank Act created a new clearing and exchange-trading requirements for OTC derivatives that are swaps or security-based swaps. The Dodd-Frank Act also requires the CFTC, SEC and banking or prudential regulators, to establish capital requirements for certain regulated counterparties (such as swap dealers), as well as requirements for such regulated counterparties to collect margin from and post margin to counterparties, such as the Funds, to uncleared derivatives and to impose clearing and central trading requirements, that also require margin posting by the Funds. The CFTC and banking or prudential regulators have adopted margin rules for uncleared swaps and, in the case of prudential regulators, security-based swaps as well. Variation margin requirements have been implemented by the CFTC and prudential regulators and initial margin requirements have started to go into effect and will be phased in through at least 2022.. The SEC has also adopted a set of regulations that apply to security-based swaps, including dealer registration, central clearing, business conduct and margin requirements that are expected to go into effect in the near future.. The Funds may incur additional costs in complying with the SEC rules because many of those rules differ from the rules adopted for swaps by the CFTC and the prudential regulators.

If a swap entered into by a Fund is required to be centrally cleared, Dodd-Frank and the CFTC’s regulations may also require that the swap be executed on a regulated market facility such as a “swap execution facility” or “SEF”. Similar regulatory requirements will apply to security-based swaps that are subject to the jurisdiction of the SEC beginning in October 2021.

While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC, or by the banking or prudential regulators in the case of capital requirements and margin requirements for uncleared swaps with respect to certain regulated counterparties, or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

The CFTC and the SEC continue to review the proposed and current regulatory requirements applicable to derivatives, including swaps and security-based swaps. It is not certain at this time how the regulators may change these requirements and such proposals may create barriers to the Funds’ use of certain types of investments.

As described above, the Fund may also trade in currency forward contracts. There is less protection against defaults in the forward trading of currencies since such contracts are currently not guaranteed by any clearing house. The Dodd-Frank Act includes in the definition of “swaps” that are regulated by the CFTC most types of currency derivatives including cash-settled or non-deliverable foreign currency forwards. Such currency derivatives may, in the future, be required to be cleared by a clearinghouse and traded on a regulated exchange, and are now generally subject to the final swap regulations adopted by the CFTC in connection with its authority under the Dodd-Frank Act. A limited category of currency derivatives, namely physically-settled or deliverable foreign currency forwards and swaps, however, are excluded from certain of the Dodd-Frank Act regulations as a result of a determination issued by the Secretary of the Treasury. These foreign currency derivatives are not subject to the mandatory clearing or exchange-trading requirements of the Dodd-Frank Act.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S. (which may depend on whether the Fund is executing trades with a CFTC or SEC registered dealer), may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to maintain assets determined to be liquid in accordance with the Fund’s procedures in an amount equal to the value of the underlying index (as represented by a portfolio of securities substantially replicating the movement of the index). A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations including any pre-payment penalties and premium payments over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. A Fund’s obligation to segregate the accrued excess of its obligations over its entitlements with respect to a CDS, including any credit default swaps on an index (“CDX”), it buys (for example, the cost to the Fund to unwind the CDS/CDX, enter into an offsetting CDS/CDX, or pay a third-party to relieve the Fund of its obligation) may be equal to the notional value of the CDS/CDX. When the Fund is a seller of the CDS/CDX, the Fund will segregate the notional value of the CDS/CDX. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

As described herein, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein.

Rule 18f-4 under the 1940 Act has eliminated the general asset segregation requirement in connection with certain derivatives transactions, in light of the rule’s requirements for funds to establish and maintain derivatives risk management programs that comply with certain risk-based limits. Rule 18f-4 becomes fully effective in August 2022.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

In addition to the stripped mortgage securities described above, a Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner of an IOette also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed income securities in a rising interest rate environment.

With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for collateralized mortgage obligations and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Fund may have difficulty in selling such securities.

Stripped Zero Coupon Securities/Custodial Receipts. Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS™) and Certificate of Accrual on Treasuries (CATS™). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Structured Notes. Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency and currency baskets, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500 Index) and precious metal-related instruments and other commodities. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

Structured Securities. A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded OTC. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Sustainable Investing Risk. A Fund’s ESG strategies could cause it to perform differently compared to funds that do not have such strategies. The criteria related to a Fund’s ESG strategy, including the exclusion of securities of companies in certain business activities, may result in a Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

Swaps, Caps, Floors and Collars. To the extent used by a Fund, total return equity, interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars are expected to be used primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Rule 18f-4 under the 1940 Act has eliminated the general asset segregation requirement in connection with certain derivatives transactions, in light of the rule’s requirements for funds to establish and maintain derivatives risk management programs that comply with certain risk-based limits. Rule 18f-4 becomes fully effective in August 2022.

A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the counterparty meets the Adviser’s current creditworthiness standards. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Total Return Swaps. A total return swap is a swap in which one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. If the total return is negative, then the party making periodic interest or dividend payments pays this amount to the other party. The parties have exposure to the return of the underlying stock or index, without having to hold the underlying assets. The profit or loss of the party making periodic interest or dividend payments is the same as actually owning the underlying asset. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. One party to an equity swap agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments from the other party based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. The parties to an equity swap do not make an initial payment and do not have any voting or other rights of a stockholder. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Credit Default Swaps. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk, which means that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Currency Swaps. A currency swap is a foreign-exchange agreement between two institutions to exchange aspects (namely the principal and/or interest payments) of a loan in one currency for equivalent aspects of an equal in net present value loan in another currency.

Index Swap. An index swap is a swap of a market index for some other asset, such as a stock-for-stock or debt-for-stock swap.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Risks of Strategic Transactions Inside the U.S.”

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Temporary Investments. Generally each Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if the Adviser believes that business, economic, political or financial conditions warrant, a Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. Government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; and (7) high quality debt securities without equity features. Should this occur, a Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

In addition, pending the investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to derivatives that provide exposure to markets or companies in which a Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act.

To-Be-Announced Instruments (“TBAs”). A Fund may invest in TBAs. TBA transactions are contracts used when purchasing or selling mortgage-backed securities that are delivered at a later date. The actual mortgage-backed security delivered to fulfill a TBA trade is not initially determined at the time of trade, but conforms to a predetermined set of stipulations. The actual mortgage pools are generally determined 48 hours prior to the established trade settlement date. In order to provide sufficient cover for its forward TBA obligations, a Fund will either earmark cash or liquid securities equal to or greater than the purchase price value of the mortgage-backed securities until settlement date or post collateral in a custody account with its custodian to secure its obligations to its counterparty in respect of the purchase price. In June 2016, the SEC approved a rule change by the Financial Industry Regulatory Authority (“FINRA”) to require that U.S. registered broker-dealers collect margin on TBA transactions. The rule change, which is scheduled to go into effect on October 26, 2021, will require the Funds to post variation margin to broker-dealers equal to their mark to market exposure on the transaction, subject to a de minimis transfer amount.

Transactions Leverage Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Fund will segregate or “earmark” cash, liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. Leverage may cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities. Rule 18f-4 under the 1940 Act, which becomes fully effective in August 2022, generally has eliminated the requirement to maintain “segregated accounts” for funds that engage in these types of transactions, provided that the fund complies with the rule’s risk-based limits on leverage and other conditions.

Trust Preferred Securities. Trust Preferred Securities are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds to sell their holdings.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the NAV of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-Issued Securities and Delayed-Delivery. A Fund may purchase equity and debt securities on a “when-issued,” “delayed-delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV. The market value of the securities may be more or less than the purchase price. A Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or sub-adviser to manage it might be affected by its commitments to purchase “when-issued” securities. As described herein, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein.

When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

When a Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund).  Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security).  A Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

Rule 18f-4 under the 1940 Act, which becomes fully effective in August 2022, provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions will not be deemed to involve a senior security, and thus generally will not require the funds to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Zero Coupon, Discount and Payment-In-Kind Securities. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since a Fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the Fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. High portfolio turnover may result in greater transaction costs, which may reduce Fund performance and have an adverse effect on the Fund’s total rate of return. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.

The table below shows the Funds’ portfolio turnover rates for the years ended October 31, 2020 and 2019.

Fund	2020	2019
International Sustainable Leaders Fund(1)	34%	132%
Global Equity Impact Fund(1)	32%	125%
Total Return Bond Fund(2)	269%	141%
Global High Income Fund	99%	98%

(1) The Fund’s portfolio turnover was higher during the fiscal year ended October 31, 2019 due to the change in the Fund’s strategy that took place during the fiscal year.

(2) The Fund’s portfolio turnover was higher during the fiscal year ended October 31, 2020 due to the Fund’s response to extreme market volatility brought on by the COVID-19 crisis and the monetary and fiscal authorities’ unprecedented response.

In an effort to utilize capital loss carry forwards, the Funds may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover.

INVESTMENT RESTRICTIONS

For the Total Return Bond Fund

The investment limitations numbered 1 through 11 have been adopted with respect to the Total Return Bond Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.	Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.	Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

3.	Make loans, except that the Fund may purchase or hold publicly distributed fixed income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.	Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.	Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6.	Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

7.	Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9.	Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities.

10.	Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11.	Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

For the International Sustainable Leaders Fund

The investment limitations numbered 1 through 12 have been adopted with respect to the International Sustainable Leaders Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.	Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.	Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

3.	Make loans, except that the Fund may purchase or hold publicly distributed fixed income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.	Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.	Purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.	Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

7.	Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

8.	Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices, commodities and currencies and (b) purchase or write options on futures contracts.

9.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

10.	Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities.

11.	Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

12.	Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

For the Global Equity Impact Fund

The investment limitations numbered 1 through 11 have been adopted with respect to the Global Equity Impact Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.	Borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund's assets.

2.	Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

3.	Make loans, except that the Fund may purchase or hold publicly distributed fixed income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.	Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.	Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.	Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

7.	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

8.	Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities.

9.	Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

10.	Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

11.	Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts; and (v) hold precious-metal commodities directly.

For the Global High Income Fund

The investment limitations below have been adopted with respect to the Global High Income Fund as fundamental policies and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2.	Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.	Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

4.	Purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industries.

5.	Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.	Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

7.	Make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund’s net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

8.	Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

The following investment limitations have been adopted with respect to the Global High Income Fund as non-fundamental investment limitations. Non-fundamental investment limitations may be changed by the Board at any time without shareholder approval.

(i)	The Global High Income Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Global High Income Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

(ii)	The following activities will not be considered to be issuing senior securities with respect to the Global High Income Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Global High Income Fund’s assets to secure its borrowings; or (d) a pledge of the Fund’s assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

For All Funds

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction (except the limitations related to borrowings). It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

For purposes of a Fund’s concentration limits in classifying the relevant industry for loan assignments, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Further, for the purposes of a Fund’s concentration limits in general, a Fund will consider commercial mortgage and residential mortgage to be a single industry. Additionally, a Fund may elect to consider certain industries as part of the same industry consistent with a third party industry classification system (e.g., GICS or Barclays Live), and may otherwise define industries consistent with applicable law and SEC guidance.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (defined as a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market, unless 90% or more of such partnership’s gross income is derived from its business of investing in stock, securities or currencies).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or the sub-adviser’s fiduciary duties. The Funds, the Adviser, sub-adviser or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

Each Fund posts onto the Funds’ internet site its securities holdings and its top ten portfolio holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and no earlier than 15 business days after the end of the previous month for fixed income funds. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. Each Fund files its complete schedule of portfolio holdings with the SEC quarterly. Each Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Portfolio holdings for the Funds are filed with the SEC on Form N-PORT. Form N-PORT is filed with the SEC quarterly, and each Fund’s full portfolio holdings as of its first and third fiscal quarter ends (as of the third month of the Fund’s fiscal quarter) will be made publicly available 60 days after the end of each quarter on www.sec.gov. If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Funds’ Chief Compliance Officer prior to such disclosure. Exceptions to the portfolio holdings release policy described above can only be authorized by the Funds’ Chief Compliance Officer and will be made only when:

●	A Fund has a legitimate business purpose and it is in the best interest of the Fund to release portfolio holdings information in advance of release to all shareholders or the general public; and

●	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release on an as needed basis. The service providers that may receive portfolio holdings information include the Adviser (Aberdeen Standard Investments Inc.); sub-adviser (Aberdeen Asset Managers Limited); independent registered public accounting firm (KPMG); custodian, fund accountant, administrator (State Street Bank and Trust Company); transfer agent (DST); legal counsel (Sidley Austin LLP); providers of certain middle-and back-office services to the Adviser and sub-advisers (BNP Paribas Security Services and Citibank NA and its affiliates); financial printers (Merrill Corporation) and proxy voting service (if applicable). The service providers are subject to express or implied duties to keep all portfolio holdings information that is not publicly available confidential and not to trade on such information. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services or portfolio analytics services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Funds’ Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Funds’ Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review. Additionally, the Funds’ Chief Compliance Officer provides quarterly reports to the Board listing persons or entities with whom the Funds or the Adviser has entered into Confidentiality Agreements with respect to Fund business during the quarter. The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Funds’ portfolio holdings which will describe to whom and under what circumstances such disclosure was made.

BOARD OF TRUSTEES AND OFFICERS OF THE FUNDS

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS
NAME, ADDRESS, AND AGE	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Antoine Bernheim**** 67	Trustee of the Trust since November 2004; Chairman of the Trust since December 2008.	President, Dome Capital Management, Inc., 1984 – present (investment advisory firm).	4	Alphadyne International Fund, Alphadyne International (Erisa) Fund, Alphadyne Global Rates Fund, 2018-present
Thomas Gibbons**** 73	Trustee of the Trust since November 2004.	President, Cornerstone Associates Management, 1987 – present (consulting firm).	4	None
Peter Wolfram**** 67	Trustee of the Trust since June 1992.	Partner, Kelley Drye & Warren LLP, 1983 – present (law firm).	4	None

* Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor. The current retirement age is 75.

** The Aberdeen Fund Complex consists of the Trust, which contains four portfolios, Aberdeen Funds (which contains 17 portfolios), Aberdeen Standard Investments ETFs (which contains 2 portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, and Aberdeen Total Dynamic Dividend Fund.

*** Directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**** Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.

TRUSTEE WHO IS AN INTERESTED PERSON (AS DEFINED IN THE 1940 ACT) OF THE FUNDS
NAME, ADDRESS, AND AGE	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Bev Hendry****† 67	Trustee since February 2017.	Chairman- Americas for Aberdeen Standard Investments Inc. (2018-present); Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018); Chief Operating Officer for Hansberger Global Investors (2008-2014)	4	Aberdeen Asset Management Inc. 2014-present (investment adviser)

* Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor. The current retirement age is 75.

** The Aberdeen Fund Complex consists of the Trust, which contains four portfolios, Aberdeen Funds (which contains 17 portfolios), Aberdeen Standard Investments ETFs (which contains 2 portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, and Aberdeen Total Dynamic Dividend Fund.

*** Directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**** Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.

† Mr. Hendry is considered to be an “interested person” of the Funds as defined in the 1940 Act because of his affiliation with the Adviser and Aberdeen Fund Distributors LLC, the Funds’ principal underwriter.

OFFICERS OF THE FUNDS
NAME, ADDRESS, AND AGE	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE[1]	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Bev Hendry* Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 67	President and Chief Executive Officer Officer of the Trust since 2014

Currently, Chairman- Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer–Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Joseph Andolina* Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 42	Chief Compliance Officer, Anti-Money Laundering and Identity Theft Officer and Vice President Officer of the Trust since 2019	Currently, Chief Risk Officer-Americas and Vice President for Aberdeen Standard Investments Inc. Mr. Andolina joined ASI in 2012.
Andrea Melia* Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 51	Chief Financial Officer and Treasurer Officer of the Trust since 2013	Currently, Vice President and Director, Product Management for Aberdeen Standard Investments Inc. Ms. Melia joined Aberdeen Standard Investments Inc. in September 2009.
Megan Kennedy* Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 46	Assistant Secretary and Vice President Officer of the Trust since 2013	Currently, Director, Product Governance for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005.
Lucia Sitar* Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 49	Chief Legal Officer and Vice President Officer of the Trust since 2013	Currently, Vice President and Head of Product Management & Governance – Americas for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments Inc. in July 2007.
Alan Goodson* Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 47	Vice President Officer of the Trust since 2013

Currently, Head of Product & Client Solutions - Americas for Aberdeen Standard Investments Inc. overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined ASI in 2000.

Dominic Byrne Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 42	Vice President Officer of the Trust since 2018	Currently, Head of Global Equities for Aberdeen Standard Investments. Mr. Byrne joined Aberdeen Standard Investments in 2000.

OFFICERS OF THE FUNDS
NAME, ADDRESS, AND AGE	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE[1]	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Lynn Chen Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200Philadelphia, PA 19103 57	Vice President Officer of the Trust since 2016	Currently, Head of Total Return Bond on the North American Fixed Income team for Aberdeen Standard Investments Inc. Ms. Chen joined Aberdeen Standard Investments Inc. in May 2013 following the acquisition of Artio Global Management.
Ben Moser* Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 41	Vice President Officer of the Trust since 2018	Currently, Head of Investor Services – U.S. for Aberdeen Standard Investments Inc. Mr. Moser joined Aberdeen Standard Investments Inc. in July 2008.
Chris Demetriou* Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 38	Vice President Officer of the Trust since 2020

Currently, Chief Executive Officer – Americas for ASI. He is a member of the Executive Leadership Team as well as several other committees within the organization. Mr. Demetriou is based in Philadelphia and is responsible for Aberdeen Standard’s operations across North and South America. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.

Jim O’Connor* Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 45	Vice President Officer of the Trust since 2020

Currently, Chief Operating Officer – Americas for Aberdeen Standard Investments Inc. Prior to his current role, he was Executive Director, responsible for managing the execution of Aberdeen Standard Investments’ corporate strategy in the Americas. Prior to Executive Director, Mr. O’Connor was Managing US Counsel responsible for the legal team supporting ASII’s institutional business.

Rebecca Gilding State Street Bank and Trust Company One Lincoln Street, Mailstop SFC 0805 Boston, MA 02111 41	Secretary Officer of the Trust since 2019	Vice President and Counsel, State Street Bank and Trust Company (since April 2016).
Andrew Kim* Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 37	Assistant Secretary Officer of the Trust since 2020	Currently, Senior Product Governance Manager for Aberdeen Standard Investments Inc. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.

1 Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

* Mr. Hendry, Ms. Melia, Ms. Kennedy, Ms. Sitar, Mr. Goodson, Mr. Andolina, Mr. Moser, Mr. Demetriou, Mr. O’Connor, and Mr. Kim hold officer position(s) in one or more of the following: Aberdeen Funds (which contains 17 portfolios), Aberdeen Standard Investments ETFs (which contains 2 portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, and Aberdeen Total Dynamic Dividend Fund, each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

Relevant Business and Mutual Fund Experience of Trustees

Antoine Bernheim: Mr. Bernheim is the independent Chairman of the Trust. He is an experienced business executive with service in business and finance since 1977. He is the President and founder of Dome Capital Management, Inc., a financial advisory firm, and was Chairman and founder of Dome Securities Corp., a broker-dealer from 1995 to 2012. Mr. Bernheim advises institutional and private investors and has been active in the sponsorship of and capital raising for hedge funds. He has served on the Trust’s Board of Trustees and its related Committees since 2004. He has many years of experience with the Funds’ operations and history. Mr. Bernheim is currently the Chairman of the Risk Management Oversight Committee and is also a member of the Audit and Valuation Committee, Nominating and Governance Committee, and Investment Management and Service Contracts Committee.

Thomas J. Gibbons: Mr. Gibbons is an experienced business executive with service in consulting and sales and line management since 1971. He is the founder of Cornerstone Associates, a management consulting firm. He has served on the Trust’s Board of Trustees and its related Committees since 2004. He has many years of experience with the Funds’ operations and history. Mr. Gibbons has participated in numerous Independent Directors Council and Mutual Fund Directors Forum Panels dealing with Mutual Fund Director issues. Mr. Gibbons is currently the Chairman of the Investment Management and Service Contracts Committee and is also a member of the Risk Management Oversight Committee.

Peter Wolfram: Mr. Wolfram is an experienced corporate business attorney who has practiced international corporate governance since 1984. He is a partner of Kelley Drye & Warren LLP, an international law firm based in New York, and advises multinational companies on their businesses and mergers and acquisition transactions. He has served on the Trust’s Board of Trustees and related Committees since 1992. He has many years of experience with the Funds’ operations and history. Mr. Wolfram is currently the Chairman of the Nominating and Governance Committee and Audit and Valuation Committee and is a member of the Risk Management Oversight Committee.

Bev Hendry: Mr. Hendry is an experienced business executive with service in business and finance since 1987. He has been Chairman — Americas of Aberdeen Standard Investments Inc. since 2018. He previously held the position of CEO — Americas from 2014 – 2018. He has been Vice President of Aberdeen Fund Distributors LLC, the Funds principal underwriter, since February 2017.  Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. He left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer. Mr. Hendry joined the Board in February 2017. Mr. Hendry has several years of experience in the investment management industry.

Board Leadership Structure and Risk Oversight

Since 2004 the Chairman of the Funds’ Board has been and continues to be an “independent person,” as the term is defined in the 1940 Act. The current Chairman, Antoine Bernheim, is a recognized expert on hedge funds and has been involved in the investment management business for over 25 years. Since inception, the Funds’ Board has been comprised of at least a majority of Trustees who are not interested persons, as the term is defined in the 1940 Act, of the Trust (the “Independent Trustees”) and remains committed to trustee independence.

The Board has chosen to select different individuals as Chairman of the Board and as President of the Trust. Mr. Bernheim serves as Chairman of the Board, while Mr. Bev Hendry, Chairman — Americas of the Adviser, serves as President and Chief Executive Officer of the Trust as well as a Trustee on the Board. The Board believes that this leadership structure is appropriate, since Mr. Hendry provides the Board with insight regarding the day-to-day management, while Mr. Bernheim provides an independent perspective on the general oversight.

The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including, among other risks, investment, compliance, financial, operational, and valuation risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk). The Board has established the Risk Management Oversight Committee (the “RMOC”) to oversee the Funds’ risk management policies and procedures and investments in futures, swaps, options and other derivatives and complex financial instruments. The RMOC also reviews all new investment products and strategies proposed by the Adviser prior to approval of such by the Board. In discharging its oversight responsibilities, the RMOC considers risk management issues throughout the year by reviewing monthly reports prepared by the Adviser. The Adviser provides a monthly report to the RMOC detailing statistical and other relevant information related to portfolio and operational risk including changes in risk profile. In addition, the Adviser provides an Enterprise Risk Report to the RMOC annually which details material risks concerning the Funds. The RMOC is comprised of all members of the Board and it consults with counsel to the Funds regularly. Meetings of the RMOC are conducted periodically during the year in order to discuss with the Adviser each Fund’s current portfolio and operational risk profile. The RMOC met two times during the fiscal year ended October 31, 2020. The Board has determined that the Funds’ leadership and committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationship between the Funds, on the one hand, and the Adviser and certain other principal service providers, on the other.

In addition to the RMOC, the Board’s other committees assist in overseeing various types of risks relating to the Funds, including but not limited to, valuation risk, financial risk, compliance risk and operational risk. The Board receives reports from each committee regarding each committee’s area of responsibility and, through these reports and its regular interactions with management of the Adviser during and between meetings, reviews the Adviser’s risk management processes. The Board reviews the fair value determinations of the Adviser through the Audit and Valuation Committee. The Audit and Valuation Committee met eight times during the fiscal year ended October 31, 2020. The Board has appointed a Chief Compliance Officer for the Funds (the “Fund CCO”) who provides a comprehensive written report annually and presents quarterly reports at the Board’s regular meetings. The Board receives regular reports from both the Fund CCO and administrator, detailing the results of the Funds’ compliance with its Board adopted policies and procedures, the investment policies and limitations, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues concerning the Funds with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Funds. The Board’s Audit and Valuation Committee also receive reports on various aspects of risk that might affect the Funds and offers advice to management, as appropriate. The Board also meets in executive session with counsel to the Funds, the Fund CCO and representatives of the Adviser, as needed. The Fund CCO also meets with the Board in private without representatives of the Adviser or its affiliates present. Through these regular reports and interactions, the Board oversees the risk management parameters for the Funds. In addition, through the Investment Management and Service Contracts Committee, the Board reviews the Advisory Agreement and contracts with service providers and reviews the Funds’ procedures for measuring the quality of services delivered by each of the service providers. The Investment Management and Service Contracts Committee met four times during the fiscal year ended October 31, 2020. Lastly, through the Nominating and Governance Committee, the Board monitors emerging corporate governance trends and oversees and evaluates the Funds’ corporate governance policies and programs. The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2020.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board’s RMOC or other Committees.

Share Ownership in the Fund Complex as of December 31, 2020

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family*
Independent Trustees
Antoine Bernheim	Global Equity Impact Fund $10,001-$50,000	$10,001-$50,000
Thomas Gibbons	Global Equity Impact Fund $10,001-$50,000	$10,001-$50,000
Peter Wolfram	International Sustainable Leaders Fund $10,001-$50,000	$10,001-$50,000
Interested Trustee
Bev Hendry	None	$0-$10,000

*	As of December 31, 2020, the Family of Investment Companies consisted of Aberdeen Investment Funds, which contained four portfolios, Aberdeen Funds, which contained 19 portfolios and Aberdeen Standard Investments ETFs (consisting of 2 portfolios); however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies as of December 31, 2020.

As of January 31, 2021, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of each Fund’s shares.

Compensation of Trustees

No officer or employee of the Adviser, the Distributor, the Administrator, or any parent or subsidiary thereof receives any compensation from the Funds for serving as an officer or Trustee.

For their services as Trustees, each Independent Trustee receives a $118,500 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings. The Chairman of the Board and the Chairman of the Audit Committee receive an additional $30,000 and $15,000, respectively, per year in compensation from the Trust. Prior to January 1, 2020, for their services as Trustees, each Independent Trustee received a $123,500 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings, and the Chairman of the Board and the Chairman of the Audit Committee received an additional $30,000 and $15,000, respectively, per year in compensation from the Trust. The Compensation Table below sets forth the total compensation that each Trustee received from the Trust for the fiscal year ended October 31, 2020.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Antoine Bernheim	$149,750.00	None	None	$149,750.00
Thomas Gibbons	$119,750.00	None	None	$119,750.00
Peter Wolfram	$134,750.00	None	None	$134,750.00
TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
Bev Hendry	None	None	None	None

*	As of October 31, 2020, the Aberdeen Fund Complex consisted of the Trust, which contains four portfolios, Aberdeen Funds (which contains 19 portfolios), Aberdeen Standard Investments ETFs (consisting of 2 portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, and Aberdeen Total Dynamic Dividend Fund.

The Trust does not maintain any pension or retirement plans for Officers or Trustees of the Trust.

Code of Ethics

Federal law requires the Funds, the Adviser and sub-adviser and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

Regulations under the federal securities laws require the Funds, the Adviser and sub-adviser to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Funds. The Funds have adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser and sub-adviser. The Adviser and sub-adviser seek to vote the Funds’ shares in a manner consistent with the best interests of the Funds and their shareholders. The Adviser and sub-adviser implement voting policies based on their proprietary environmental, social and governance investment guidelines when voting shares of companies held by the International Sustainable Leaders Fund. The Adviser and sub-adviser have adopted proxy voting policies and procedures, which have been reviewed and approved by the Funds’ Board, to ensure the proper and timely voting of the proxies on behalf of the Funds. Moreover, the Adviser will assist the Funds in the preparation of the Funds’ complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Funds or the Adviser and sub-adviser will be submitted to the Board for approval or review, as the case may be. For additional information, please see the summary of the Adviser’s and sub-adviser’s proxy voting policies and procedures attached hereto as Appendix C.

Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Fund Expenses

The Funds pay the compensation of the Trustees who are not employees of Aberdeen Standard Investments Inc. (“ASII” or the “Adviser”), or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Funds; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ NAVs; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; fees and expenses of the custodian for all services to the Funds; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Funds. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.

Investment Adviser and Sub-adviser

Under the Investment Advisory Agreement with the Funds, ASII manages the Funds in accordance with the policies and procedures established by the Board.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds. Under the Investment Advisory Agreement, the Adviser is authorized to appoint the sub-adviser, subject to approval of the Board and shareholders, that have investment discretion to make determinations with respect to the investment of a Fund’s assets as assigned to the sub-adviser. The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, the Adviser does not intend to do so as a routine matter at this time.

Certain of the Funds are subadvised by Aberdeen Asset Managers Limited (“AAML”), an affiliate of the Adviser. The Adviser and AAML are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”).  Aberdeen PLC, its affiliates and subsidiaries are referred to herein as the “Aberdeen Group”. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $632.4 billion in assets as of June 30, 2020.  Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and has a strong position in the pensions and savings market. In rendering investment advisory services, the Adviser and sub-adviser may use the resources of investment advisor subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Adviser or sub-adviser.  No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

The following Funds are subadvised:

Aberdeen International Sustainable Leaders Fund

Aberdeen Global Equity Impact Fund

Aberdeen Standard Investments Inc.

ASII pays the compensation of the officers of the Funds employed by ASII. ASII also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, ASII pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Funds or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that ASII shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Board, or by vote of a majority of the outstanding voting securities of the Board, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice. The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen Standard Investments Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, is indirectly owned by Standard Life Aberdeen plc.

Under the terms of the Advisory Agreement, the Adviser is entitled to receive the following annual fee rates based on the average daily net assets:

Fund	Asset	Investment Advisory Fee
International Sustainable Leaders Fund	The first $500 million in average daily net assets; The next $1.5 billion in average daily net assets; and Daily net assets over $2 billion	0.80% 0.78% 0.75%
Global Equity Impact Fund	The first $500 million in average daily net assets; The next $1.5 billion in average daily net assets; and Daily net assets over $2 billion	0.80% 0.78% 0.75%
Total Return Bond Fund	All assets	0.35%
Global High Income Fund	The first $5.0 billion in average daily net assets; The next $2.5 billion in average daily net assets; The next $2.5 billion in average daily net assets; and Daily net assets over $10 billion	0.65% 0.63% 0.60% 0.59%

Prior to February 28, 2019, the International Sustainable Leaders and Global Equity Impact Funds’ annual fee rates were as follows:

Fund	Asset	Investment Advisory Fee
International Sustainable Leaders Fund	The first $5.0 billion in average daily net assets; The next $2.5 billion in average daily net assets; and Daily net assets over $7.5 billion	0.90% 0.88% 0.85%
Global Equity Impact Fund	The first $5.0 billion in average daily net assets; The next $2.5 billion in average daily net assets; and Daily net assets over $7.5 billion	0.90% 0.88% 0.85%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, ASII may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, ASII has entered into a written expense limitation agreement with each of International Sustainable Leaders Fund, Global Equity Impact Fund, Total Return Bond Fund and Global High Income Fund (the “Expense Limitation Agreements”), which may not be terminated before February 28, 2022 without approval from the Independent Trustees. Pursuant to the Expense Limitation Agreements, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary, subject to certain exclusions, to limit the total annual operating expenses of each Class of each such Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, and extraordinary expenses for a Fund. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

ASII may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements at a later date not to exceed three fiscal years from the fiscal year in which the corresponding reimbursement to the Fund was made. No reimbursement will be made unless: (i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreements that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by ASII is not permitted.

ASII has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses for certain Funds as follows:

Name of Fund/Class	2021 Expense Limitation	2021 Expense Limitation Expiration Date
Total Return Bond Fund – Class A	0.69%	February 28, 2022
Total Return Bond Fund – Institutional Class	0.44%	February 28, 2022
Global High Income Fund – Class A	1.00%	February 28, 2022
Global High Income Fund – Institutional Class	0.75%	February 28, 2022
International Sustainable Leaders Fund – Class A	1.35%	February 28, 2022
International Sustainable Leaders Fund – Institutional Class	1.10%	February 28, 2022
Global Equity Impact Fund – Class A	1.35%	February 28, 2022
Global Equity Impact Fund – Institutional Class	1.10%	February 28, 2022

Effective as of May 21, 2013, the Adviser agreed to waive a portion of its management fees for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets. This waiver may be terminated at any time by the Board.

Investment Advisory Fees

The table below shows the gross investment advisory fees paid to and any fees waived by or reimbursed to Aberdeen for the fiscal years ended October 31, 2018, October 31, 2019 and October 31, 2020.

	November 1, 2019 - October 31, 2020			November 1, 2018 - October 31, 2019			November 1, 2017 - October 31, 2018
Fund	Fees Paid	Fees Waived	Fees Recouped	Fees Paid	Fees Waived	Fees Recouped	Fees Paid	Fees Waived	Fees Recouped
International Sustainable Leaders Fund	$1,014,872	$398,072	$0	$1,247,219	$100,086	$0	$1,714,122	$9,523	$0
Global Equity Impact Fund	$479,930	$291,816	$0	$525,546	$157,111	$0	$730,547	$4,059	$0
Total Return Bond Fund	$665,041	$575,758	$0	$678,971	$472,634	$0	$995,204	$514,061	$0
Global High Income Fund	$1,133,256	$707,675	$0	$1,440,140	$699,333	$0	$1,858,723	$606,162	$0

Sub-adviser

Aberdeen Asset Managers Limited (“AAML”), a Scottish corporation, is the sub-adviser to Aberdeen International Sustainable Leaders Fund and Aberdeen Global Equity Impact Fund (the “Equity Funds”) and an affiliate of the Adviser. AAML is located at Bow Bells House, 1 Bread Street London, England EC4M9HH.

Under the subadvisory agreement among the Equity Funds, the Adviser and AAML, and subject to the supervision of the Adviser and the Board, the sub-adviser manages the assets of each of the Equity Funds in accordance with each Fund’s investment objectives and policies. The sub-adviser makes investment decisions for each Equity Fund and in connection with such investment decisions places purchase and sell orders for securities.

Subadvisory Fees

For the investment management services it provides to the Equity Funds, the sub-adviser is entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser as detailed below:

FUND	SUBADVISORY FEE
International Sustainable Leaders Fund	90%
Global Equity Impact Fund	90%

The subadvisory fees for subadvised Funds are paid by the Adviser from the management fee it receives. The table below shows the investment subadvisory fees paid to the sub-adviser for the fiscal years ended October 31, 2018, October 31, 2019 and October 31, 2020.

	November 1, 2019 - October 31, 2020	November 1, 2018 - October 31, 2019	November 1, 2017 - October 31, 2018
Fund	Fees Paid	Fees Paid	Fees Paid
International Sustainable Leaders Fund	$337,088	$656,361	$1,114,244
Global Equity Impact Fund	$31,959	$197,391	$474,893

Approval of the Advisory and Subadvisory Agreements

A discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements of the Funds is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2020.

Portfolio Managers

Appendix A contains the following information regarding the portfolio manager(s) identified in each Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts. Information relating to each portfolio manager’s ownership in the Funds that he or she manages, as part of the team, as of October 31, 2020, is set forth in the chart below.

Portfolio Manager	Portfolio	Dollar Range of Portfolio Shares Owned
Ben Pakenham	Global High Income Fund	None
Erlend Lochen	Global High Income Fund	None
George Westervelt	Global High Income Fund	None
Matthew Kence	Global High Income Fund	None
Arthur Milson	Global High Income Fund	None
Lynn Chen	Total Return Bond Fund	None
Svetlin Krastev	Total Return Bond Fund	None
Michael Waggaman	Total Return Bond Fund	None
Victoria MacLean	International Sustainable Leaders Fund	None
Joanna McIntyre	International Sustainable Leaders Fund	None
Sarah Norris	Global Equity Impact Fund	None
Dominic Byrne	Global Equity Impact Fund	None

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into a distribution agreement whereby AFD acts as principal underwriter for the Funds’ shares (the “distribution agreement”). The principal business address of AFD is 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Funds’ Adviser.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Funds. The distributor has no obligation to sell any specific quantity of Fund shares. Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Board’s or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval. The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares. The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds. If applicable to a class of the Funds’ shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Shareholder Services Plan described below.

The Funds may enter into distribution agreements, shareholder servicing agreements or administrative agreements (“Agreements”) with certain financial institutions (“Processing Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Funds. A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or the Adviser. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Processing Organizations.

Distribution and Shareholder Services Plan

Each Fund has adopted a Distribution and Shareholder Services Plan (collectively, the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A shares. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by Financial Industry Regulatory Authority (“FINRA”).

Under the Plan, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund’s average daily net assets attributable to the Class A shares for services provided under the Plan. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Services under the Plan include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Funds’ transfer agent, advertisement, printing costs and website costs.

The Plan is a compensation plan, which provides for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If the Plan was terminated by the Board and a successor plan was adopted, that Fund would cease to make payments under the Plan and the Distributor would be unable to recover any unreimbursed expenses. The Plan is intended to benefit the Funds, among other things, by increasing their respective assets through sales and marketing and retaining existing assets by providing shareholder services both of which will help maintain and potentially reduce the respective Fund’s expense ratio.

The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such Plan. The Plan may be terminated at any time, without penalty, by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting shares of the Trust that have invested pursuant to such Plan. The Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of the Plan must also be approved by the Trustees as provided in Rule 12b-1.

No interested person of the Trust, or any Trustee who is not an “interested person” of the Funds, as defined in the 1940 Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plan.

For the fiscal year ended October 31, 2020, the Funds paid the Distributor the following amounts in distribution and shareholder servicing fees attributable to the Class A shares:

International Sustainable Leaders Fund	$264,456
Global Equity Impact Fund	$81,910
Total Return Bond Fund	$70,738
Global High Income Fund	$249,112

While the Funds pay the Distributor an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund’s average daily net assets attributable to the Class A shares, a portion of that amount is retained by the Distributor and the remainder is paid to processing organizations. For the fiscal year ended October 31, 2020, the following expenditures were made using the 12b-1 fees received by the Distributor with respect to the Funds:

Fund	Trail Commissions to Dealers	Promotional Events and Materials	Prospectus/ Shareholder Reports	Sales Literature
International Sustainable Leaders Fund	$256,624	$0	$0	$594
Global Equity Impact Fund	$80,147	$0	$0	$135
Total Return Bond Fund	$64,063	$0	$0	$487
Global High Income Fund	$245,343	$0	$0	$268

	Subscriptions	Other Distribution Expenses	Trail Commissions to Class A Share Financier
International Sustainable Leaders Fund	$0	$7,238	$0
Global Equity Impact Fund	$0	$1,628	$0
Total Return Bond Fund	$0	$6,188	$0
Global High Income Fund	$0	$3,501	$0

Administrative Services Fees/Sub-Transfer Agency Fees

The Funds may pay and/or reimburse administrative services fees/sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. Sub-transfer agency fees may be in addition to the Rule 12b-1 fees described in the Funds’ Prospectus. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services. The Funds may pay and/or reimburse sub-transfer agency fees on an average-net-assets basis or on a per-account-per-year basis for services to the Funds and its shareholders, including on certain non-omnibus accounts. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of an investment in a share class over time and may cost more than other types of fees.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their legitimate profits and other of their own resources.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers, platforms, and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is agreed upon between Aberdeen and the applicable broker-dealer or financial intermediary. The Adviser may also pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative services.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

●	the distributor and other affiliates of the Adviser,
●	broker-dealers,
●	financial institutions, and
●	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Transfer Agent

The Trust has entered into a Transfer Agency and Service Agreement with DST Asset Manager Solutions (“DST”) 333 West 11th Street, Kansas City, MO 64105, whereby DST provides transfer agent and dividend disbursement agent services.

Administrator and Custodian

Pursuant to the Administration Agreement State Street Bank and Trust Company (“State Street”), which is located at One Iron Street, Boston, MA 02210, serves as Administrator to the Funds. Pursuant to the Master Custodian Agreement, State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, serves as Custodian to the Funds.

For its services as custodian and for administrative, fund accounting and other services, each Fund pays State Street an annual fee based on the Funds’ net assets equal to 0.003% for custodian services and 0.05% of the first $10 billion of net assets, 0.02% of the next $10 billion of net assets and 0.01% of net assets over $20 billion for administrative and fund accounting services. In addition, each Fund of the Trust pays an annual fee of $3,000 for each share class in excess of one. Each Fund, including proposed new funds, is subject to an annual minimum fee of $80,000. Prior to January 1, 2018, for its services as custodian and for administrative, fund accounting and other services, each Fund paid State Street an annual fee based on the Funds’ net assets equal to 0.01%. In addition, each Fund of the Trust paid an annual fee of $5,000 for each share class in excess of two. Proposed new funds were each subject to an annual minimum fee of $50,000 for domestic equity funds, $75,000 for domestic fixed income funds and $100,000 for international equity and international fixed income funds. This annual minimum fee was waived for one year after the launch of a new fund. Fifty (50) percent of transaction fees (such as wire fees, foreign currency exchange fees and other ordinary processing fees related to purchase and sale of the Fund’s securities) were waived for six (6) months after the launch of a new fund.

Under the Master Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of a Fund, (b) holds and transfers portfolio securities on account of a Fund, (c) makes receipts and disbursements of money on behalf of a Fund, (d) collects and receives all income and other payments and distributions on account of a Fund’s portfolio securities and (e) makes periodic reports to the Board concerning the Funds’ operations.

The Board of the Trust has appointed State Street as the Funds’ foreign custody manager. State Street is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the oversight of the Board. The Board has also delegated the responsibility of selecting, contracting with and monitoring foreign sub-custodians to the Adviser. The assets of the Funds are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit a Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Funds’ portfolios of non-U.S. securities are held by sub-custodians, which are approved by the Trustees or a foreign custody manager appointed by the Trustees in accordance with these rules. The Board has appointed State Street to be its foreign custody manager with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian’s practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

The following table states the fees paid pursuant to the Administration Agreement and Master Custodian Agreement for the last three fiscal years ended October 31, for each of the Funds.

	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/20
International Sustainable Leaders Fund	$197,538	$217,316	$189,526
Global Equity Impact Fund	$144,737	$173,591	$162,442
Total Return Bond Fund	$248,450	$179,858	$212,542
Global High Income Fund	$224,647	$209,344	$207,765

Legal Counsel

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund’s legal counsel.

Independent Registered Public Accounting Firm

KPMG serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

The Adviser (or the sub-adviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at a favorable price and in the most effective manner possible. “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to price, transaction costs, reasonableness of commissions, speed, efficiency, knowledge of particular securities, likelihood of execution and settlement, size and type of transaction, settlement capabilities, reputation, nature and any other consideration relevant to the best execution of that order. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the Adviser and the sub-adviser (if applicable) have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or the sub-adviser (if applicable). SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effectively with the implementation of MiFID II, ASI will absorb all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Exchange Act.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or the sub-adviser (if applicable) or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the sub-adviser (if applicable) believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of the Adviser and the sub-adviser (if applicable) to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser and the sub-adviser (if applicable) in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser and the sub-adviser (if applicable) will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

As discussed under “Additional Information on Portfolio Instruments and Investment Policies – Foreign Currencies” above, with respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Funds are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, sub-advisers (if applicable) or third-party agent execute Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or sub-advisers (if applicable) or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds, the Adviser and the sub-advisers (if applicable) have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser and the sub-adviser (if applicable) may cause a Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s or sub-adviser’s (if applicable) obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the sub-adviser (if applicable), be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser and the sub-adviser (if applicable) do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Funds nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Funds’ brokerage transactions to a broker-dealer because of the research services such broker provides to a Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Adviser and sub-advisers also received research services for the fiscal year ended October 31, 2020 are summarized in the table below.

Fund	Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
International Sustainable Leaders Fund	$113,602,113	$42,542
Global Equity Impact Fund	$49,658,105	$20,306

The table below shows information on brokerage commissions paid by each Fund for the periods indicated, all of which were paid to entities that are not affiliated with the Funds or the Adviser.

	Year ended October 31,
Fund	2018	2019	2020
International Sustainable Leaders Fund	$48,529	$77,078	$42,532
Global Equity Impact Fund	$20,605	$60,911	$20,342
Total Return Bond Fund	$0	$0	$9,569
Global High Income Fund	$0	$29,159	$21,746

Any material differences between the commissions paid during the past two fiscal years and the one preceding fiscal year are due to a variety of factors including, among others, changes in asset size, changes in equity management staff and cash flows into and out of the Fund.

As of October 31, 2020, the Funds owned securities of their regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act), as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year Ended October 31, 2020	Name of Broker or Dealer
Global Equity Impact Fund	$0	N/A
Global High Income Fund	$0	N/A
International Sustainable Leaders Fund	$0	N/A
Total Return Bond Fund	$1,141,152	Bank of America Corp.
Total Return Bond Fund	$4,176,905	Citigroup Inc.
Total Return Bond Fund	$197,541	Deutsche Bank
Total Return Bond Fund	$1,611,188	Goldman Sachs
Total Return Bond Fund	$1,852,771	HSBC Holdings PLC
Total Return Bond Fund	$9,135,843	JPMorgan Chase + Co.
Total Return Bond Fund	$1,593,523	Morgan Stanley
Total Return Bond Fund	$242,445	Nomura Asset Acceptance Corp
Total Return Bond Fund	$519,232	UBS
Total Return Bond Fund	$2,793,176	Wells Fargo

In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC or permitted by law.

The Board has adopted a policy allowing trades to be made between a Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell a security to another registered investment company or a private account managed by the Adviser.

CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Board of Trustees is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will ordinarily be no meeting of shareholders for the purpose of electing Trustees/ for the Funds, unless and until such time less than a majority of the Trustees holding office have been elected by shareholders. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of a Fund. The Trustees shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share representing interests in a Fund, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

Valuation of Shares

Under normal circumstances, the NAV per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is regularly closed. Fixed income Fund shares may be priced on days that the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

Each Fund reserves the right not to determine its NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s NAV.

Under normal circumstances, the offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the Total Net Assets (“TNA”) of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The TNA of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Funds’ Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Funds’ Board of Trustees.

The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Redemptions

Generally, a Fund will pay you for shares that redeem one day after your redemption request is received, however, a Fund may take three days in certain circumstances. A Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

Redemptions In-Kind

Shares ordinarily will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, subject to Board approval, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) the redemption check is made payable to anyone other than the registered shareholder; (2) the redemption proceeds are mailed to an address other than the address of record; (3) your account address has changed within the past 15 calendar days; (4) the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; (5) the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days; or (6) ownership is being changed on your account. The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The distributor, at its discretion, may waive the requirement for a signature guarantee.

Limitations on Redemptions

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (“NYSE”) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV; the proceeds are immediately invested, at the price as determined above, in shares of a Fund being acquired. Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Aberdeen Investment Funds on any business day, by contacting the Transfer Agent directly to the extent such shares are offered for sale in the shareholder’s state of residence. Shares may only be exchanged among Funds within this Prospectus and SAI. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Fund(s). Shareholders may exchange their shares on the basis of relative NAV at the time of exchange.

SYSTEMATIC INVESTMENT STRATEGIES

Depending on the policies and procedures of your financial intermediary, some or all of the systematic investment strategies described below may not be available to you. Please contact your financial intermediary for more information.

Automatic Investment Plan - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. However, no formula can assure a profit or protect against loss in a declining market.

Once you have opened an account with at least $1,000, you can contribute to an Automatic Investment Plan for as little as $50 a month in a Fund.

Systematic Exchange Plan and Dividend Moves - This systematic exchange plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. However, no formula can assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan (“SWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders. Additional information may be obtained by calling toll free 866-667-9231. However, the following privileges may not be permitted by the policies and procedures of a financial intermediary through which you may purchase shares of the Funds. Please contact your financial intermediary for more information.

No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds. Exchanges may be made among any of the Aberdeen Investment Funds within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

Exchanges May Be Made in the Following Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day’s closing share price. The Valuation Time is the close of regular trading of the Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Exchanging and Selling Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write or fax to Aberdeen Investment Funds, P.O. Box 219534, Kansas City MO 64121-9534 or by overnight mail to Aberdeen Investment Funds c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-140730 or fax to 866-923-4269. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered “John Doe and Mary Doe,” “Joint Tenants With Right of Survivorship,” then both John Doe and Mary Doe must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeen-asset.us/usretail/, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available.

Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Summary Prospectus - An updated summary prospectus will be mailed to you at least annually.

Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS

The information discussed in this section applies generally to all of the Funds. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Classes

Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) applicable to each class.

Exempt-Interest Dividends

By meeting certain requirements of the Code, each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular U.S. federal income tax when they are paid to you. Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax. See the discussion below under the heading, “Alternative Minimum Tax.”

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states. A Fund that pays exempt-interest dividends generally will have lower pre-tax returns than a Fund that invests in taxable debt instruments. As a result, an investment in a fund that pays exempt-interest dividends may not be a suitable investment for retirement plans and other investors that are already exempt from tax. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund. Derivatives on municipal securities generally produce taxable income or taxable loss, with certain exceptions.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. A Fund may invest a portion of its assets in private activity bonds. The income from private activity bonds is a tax preference item when determining your U.S. federal alternative minimum tax. From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions.

As a result of entering into swap contracts, a Fund may make or receive net periodic payments. A Fund may also make or receive a net periodic payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments received by a Fund will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments paid by a Fund that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of Capital Gains

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund.

For U.S. federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains. These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations. In the event that the Fund were to experience an ownership change as defined for U.S. federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.

As of October 31, 2020, for U.S. federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires
International Sustainable Leaders Fund	$20,177,122	Unlimited (Short-Term)
International Sustainable Leaders Fund	$407,098,101	Unlimited (Long-Term)
Global Equity Impact Fund	$24,240,219	Unlimited (Long-Term)
Global High Income Fund	$53,728,063	Unlimited (Short-Term)
Global High Income Fund	$184,203,495	Unlimited (Long-Term)

Medicare Contribution Tax

A 3.8 percent Medicare contribution tax will be imposed on net investment income, among other things, including interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

Effect of foreign withholding taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to you.

Effect of foreign debt investments on distributions. Realized gains and losses from the sale of debt securities are treated as ordinary income or loss for U.S. federal income tax purposes by a Fund, to the extent attributable to foreign exchange gains or losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

Pass-through of foreign tax credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign stocks or securities or, at the close of each quarter, is at least 50% invested in other regulated investment companies, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be required to include your proportionate share of such foreign taxes in your U.S. income tax return as gross income. You will then be entitled either to deduct your share of these taxes in computing your taxable income (if you itemize your income tax deductions) or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election. A foreign tax credit may be claimed with respect to any withholding tax on payments with respect to foreign stock or securities only if the holder of the stock or security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive foreign dividends from a Fund reported as qualified dividend income subject to taxation at long-term capital gain rates. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. Shareholders in these circumstances should consult with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns. A Fund engaging in securities lending with respect to a security paying income subject to foreign taxes may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. In addition, a shareholder of a Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund shares are loaned pursuant to a securities lending agreement. Certain Funds have received withholding tax refunds. The Funds are seeking additional payments from certain jurisdictions.

PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized mark-to-market gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. See – “Qualified Dividend Income For Individuals” below. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of qualified dividend income, exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as exempt-interest income, taxable income, or capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity-level U.S. federal income tax on the income and gains it distributes to you. The Board reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b).

If a Fund fails to qualify as a regulated investment company, the Fund would be subject to U.S. federal and possibly state corporate taxes on its taxable income and gain, without any deduction for distributions to shareholders and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction.

In order to qualify as a regulated investment company for U.S. federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i)        a Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

(ii)        a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and

(iii)        a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate rate on any taxable income or gains that it does not distribute to its shareholders.

Excise Tax Distribution Requirements

To avoid a 4% U.S. federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for U.S. federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on the sale or redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale or redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

Cost Basis Reporting. A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

U.S. Government Securities

The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income. Either none or only a nominal portion of the dividends paid by certain Funds will be qualified dividend income because they invest primarily in non-qualified foreign securities. Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside the definition of qualified dividend income.  In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, among other holding period requirements, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, among other holding period requirements, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will report the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to report 100% of its ordinary income distributions as qualified dividend income.

Qualified REIT Dividends for Individuals

If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and certain other holding period requirements are satisfied, then Fund dividends attributable to that REIT dividend income (as reduced by certain fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code.  In order to qualify for this deduction, among other holding period requirements, noncorporate shareholders must hold their Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which such Fund shares become ex-dividend with respect to such dividend.

Noncorporate taxpayers generally are eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and absent any additional guidance, the law does not allow noncorporate shareholders to be able to claim a deduction in respect of Fund dividends attributable to any such income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by certain Funds will be eligible for the corporate dividends-received deduction because they invest primarily in foreign securities. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fail to qualify for the dividends received deduction.  In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not qualify for the dividends received deduction. Dividends received by a Fund from a REIT are not eligible for the dividends-received deduction. In addition, dividends received by a Fund from another regulated investment company may be eligible for such deduction only to the extent the dividends received from such regulated investment company would themselves qualify for the dividends received deduction.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject non-corporate shareholders to or increase their liability under the federal and state alternative minimum taxes, depending on their tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

Investment in Complex Securities

Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:

Derivatives. A Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount. Certain Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. Similar requirements may apply to securities purchased with market discount. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements. A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent non-periodic payments of this type are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income). The Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” A portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, each Fund must withhold 24% of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, for U.S. federal income tax purposes, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Except as discussed below, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “long-term capital gains”, (ii) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income), (iii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year) or (iv) are exempt-interest dividends.

Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund’s assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Internal Revenue Code and Treasury regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund’s shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply to a foreign shareholder’s gain on the sale of Fund shares if at least 50% of the Fund’s assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Internal Revenue Code and Treasury regulations), unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund’s shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund’s shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.

U.S. tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide an appropriate Form W-8 to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Foreign Account Tax Compliance Act. A 30% withholding tax is currently imposed on dividends to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

MAJOR SHAREHOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of January 31, 2021, the following shareholders were shown in the Funds’ records as owning more than 25% of a Fund’s shares. The Funds do not know of any other person who owns of record or beneficially more than 25% of any Fund’s shares except as set forth below.

NAME AND ADDRESS OF OWNER*	PERCENT OF FUND
International Sustainable Leaders Fund
Charles Schwab & Co Inc. Special Custody A/C FBO Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	45.55%
TOTAL RETURN BOND FUND
Voya Institutional Trust CO Cust. FBO as Trustee or Custodian for the Core Market Retirement Plans 30 Braintree Hill Office Park Braintree, MA 02184-8747	25.97%

*	Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of January 31, 2021, the following shareholders were shown in the Funds’ records as owning 5% or more of any class of a Fund’s shares. The Funds do not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares except as set forth below.

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS
International Sustainable Leaders FUND
Class A	Charles Schwab & Co Inc. Special Custody A/C FBO Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	54.75%
	National Financial Services LLC 499 Washington Blvd. Fl. 5 Jersey City, NJ 07310-2010	20.49%
Institutional Class	Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	36.32%
	Charles Schwab & Co Inc. Special Custody A/C FBO Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	14.42%
	National Financial Services LLC FEBO Our Customers 499 Washington Blvd. FL 5 Jersey City, NJ 07310-2010	12.87%
	Wells Fargo Clearing Services LLC Special Custody Acct. for the Exclusive Benefit of Customers 2801 Market St. Saint Louis, MO 63103-2523	9.86%

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS
GLOBAL EQUITY IMPACT FUND
Class A	National Financial Services LLC FEBO Our Customers 499 Washington Blvd. Fl. 5 Jersey City, NJ 07310-2010	39.32%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	27.46%
	TD Ameritrade Inc. for the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103-2226	5.83%
Institutional Class	Wells Fargo Clearing Services LLC Special Custody Acct. for the Exclusive Benefit of Customers 2801 Market St. Saint Louis, MO 63103-2523	23.46%
	MCSC Financial Services, LLC The 1911 Trust Company P.O. Box 5600 Beverly, MA 01915-0522	9.94%
	National Financial Services LLC FEBO Our Customers 499 Washington Blvd. Fl. 5 Jersey City, NJ 07310-2010	9.46%
	JP Morgan Securities LLC Omnibus A/C Exclusive Benefit of Customers 4 Chase Metrotech Ctr. 3rd Fl. MFD Brooklyn, NY 11245-0003	8.29%
	Charles Schwab & Co Inc. Special Custody A/C FBO Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	7.93%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Cust 1 New York Plz Fl. 12 New York, NY 10004-1901	7.85%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	6.85%
	Pershing LLC 1 Pershing PLZ Jersey City, NJ 07399-0002	5.08%

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS
TOTAL RETURN BOND FUND
Class A	National Financial Services LLC FEBO Our Customers 499 Washington Blvd. Fl. 5 Jersey City, NJ 07310-2010	26.72%
	Charles Schwab & Co Inc. Special Custody A/C FBO Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	23.91%
	MLPF&S For the Sole Benefit of Customers 2801 Market Street St. Louis, MO 63101-2523	7.35%
	Wells Fargo Clearing Services LLC Special Custody Acct. for the Exclusive Benefit of Customers 2801 Market St. Saint Louis, MO 63103-2523	7.26%
Institutional Class	Voya Institutional Trust CO Cust. FBO as Trustee or Custodian for the Core Market Retirement Plans 30 Braintree Hill Office Park Braintree, MA 02184-8747	30.20%
	Charles Schwab & Co Inc. Special Custody A/C FBO Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	16.02%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	12.08%
	Wells Fargo Clearing Services LLC Special Custody Acct. for the Exclusive Benefit of Customers 2801 Market St. Saint Louis, MO 63103-2523	9.24%
	TD Ameritrade Inc. For the Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	7.59%

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS
GLOBAL HIGH INCOME FUND
Class A	National Financial Services LLC 499 Washington Blvd. Fl. 5 Jersey City, NJ 07310-2010	44.44%
	Charles Schwab & Co Inc. Special Custody A/C FBO Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	27.58%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha NE 68103-2226	11.11%
Institutional Class	National Financial Services LLC FEBO Our Customers 499 Washington Blvd. Fl. 5 Jersey City, NJ 07310-2010	30.03%
	NABANK & Co. P.O. Box 2180 Tulsa, OK 74101-2180	22.57%
	LPL Financial Corporation Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	8.75%
	UBS WM USA OMNI Account M/F Spec. CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	7.55%
	SEI Private Trust Company C/o Union Bank ID 797 FBO 6734309440 One Freedom Valley Drive Oaks, PA 19456-9989	6.34
	MLPF & S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E Fl. 97HC3 Jacksonville, FL 32246-6484	5.14%

*	Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

FINANCIAL STATEMENTS

KPMG is the Funds’ independent registered public accounting firm. KPMG audits the Funds’ annual financial statements. The audited financial statements and financial highlights of the Funds for their fiscal year ended October 31, 2020, as set forth in the Funds’ annual report to shareholders, including the report of KPMG, are incorporated by reference into this SAI. No other parts of any annual report are incorporated by reference herein. A copy of the annual reports may be obtained upon request and without charge by writing to Aberdeen Investment Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

APPENDIX A- PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Standard Investments Inc. (“Adviser”) and Aberdeen Asset Managers Limited (“AAML”) (collectively referred to as “Aberdeen Standard Investments” or “ASI” for the purposes of this Appendix)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “mutual funds” do not include the Funds listed under each portfolio manager’s name in the opposite column. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2020)
Dominic Byrne Global Equity Impact Fund	Registered Investment Companies: 8 accounts, $1,701.96 total assets Other Pooled Investment Vehicles: 35 accounts, $4,842.43 total assets Other Accounts: 6 accounts, $1,279.78 total assets
Sarah Norris Global Equity Impact Fund	Registered Investment Companies: 8 accounts, $1,701.96 total assets Other Pooled Investment Vehicles: 35 accounts, $4,842.43 total assets Other Accounts: 6 accounts, $1,279.78 total assets
Ben Pakenham Global High Income Fund	Registered Investment Companies: 1 account, $260.42 total assets Other Pooled Investment Vehicles: 4 accounts, $911.21 total assets Other Accounts: 2 accounts, $174.53 total assets
Erlend Lochen Global High Income Fund	Registered Investment Companies: 1 account, $260.42 total assets Other Pooled Investment Vehicles: 4 accounts, $911.21 total assets Other Accounts: 2 accounts, $174.53 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2020)
George Westervelt Global High Income Fund	Registered Investment Companies: 1 account, $260.42 total assets Other Pooled Investment Vehicles: 4 accounts, $911.21 total assets Other Accounts: 2 accounts, $174.53 total assets
Matthew Kence Global High Income Fund	Registered Investment Companies: 1 account, $260.42 total assets Other Pooled Investment Vehicles: 4 accounts, $911.21 total assets Other Accounts: 2 accounts, $174.53 total assets
Arthur Milson Global High Income Fund	Registered Investment Companies: 1 account, $260.42 total assets Other Pooled Investment Vehicles: 4 accounts, $911.21 total assets Other Accounts: 2 accounts, $174.53 total assets
Victoria MacLean International Sustainable Leaders Fund	Registered Investment Companies: 8 accounts, $1,634.29 total assets Other Pooled Investment Vehicles: 35 accounts, $4,842.43 total assets Other Accounts: 6 accounts, $1,279.78 total assets
Joanna McIntyre International Sustainable Leaders Fund	Registered Investment Companies: 8 accounts, $1,634.29 total assets Other Pooled Investment Vehicles: 35 accounts, $4,842.43 total assets Other Accounts: 6 accounts, $1,279.78 total assets
Lynn Chen Total Return Bond Fund	Registered Investment Companies: 3 accounts, $1,550.47 total assets Other Pooled Investment Vehicles: 3 accounts, $96.43 total assets Other Accounts: 10 accounts, $2,560.82 total assets
Svetlin Krastev Total Return Bond Fund	Registered Investment Companies: 3 accounts, $1,550.47 total assets Other Pooled Investment Vehicles: 3 accounts, $96.43 total assets Other Accounts: 10 accounts, $2,560.82 total assets
Michael Waggaman Total Return Bond Fund	Registered Investment Companies: 3 accounts, $1,550.47 total assets Other Pooled Investment Vehicles: 3 accounts, $96.43 total assets Other Accounts: 10 accounts, $2,560.82 total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Standard Investments Inc. and Aberdeen Asset Managers Limited

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Funds have adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, Aberdeen typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although Aberdeen anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, Aberdeen may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which Aberdeen anticipates a more significant market impact, Aberdeen intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, Aberdeen may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause a Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.

APPENDIX B -- DESCRIPTION OF RATINGS

S&P GLOBAL RATINGS DEBT RATINGS

A.	Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated 'AA' has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A - An obligor rated 'A' has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated 'BBB' has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.BB - An obligor rated 'BB' is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B - An obligor rated 'B' is more vulnerable than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC - An obligor rated 'CCC' is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

R - An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated 'SD' (selective default) or 'D' if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A 'D' rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR - Indicates that a rating has not been assigned or is no longer assigned.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated 'SD' (selective default) or 'D' if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A 'D' rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR - Indicates that a rating has not been assigned or is no longer assigned.

B.	Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:

●         Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●         Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

* Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets. AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC - Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – Default is a real possibility.

RD – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers
Summary of Proxy Voting Guidelines

as of March 30, 2020

Where clients appoint Aberdeen Standard Investments (ASI) to vote proxies on their behalf policies have been established to vote these proxies in the best interests of our clients.

We employ ISS as a service provider to deliver our voting decisions efficiently to companies. We require ISS to provide recommendations based on our own set of parameters tailored to ASI’s assessment and approach, but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions.

An ASI analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which ASI have been appointed to vote.

There may be certain circumstances where ASI may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that ASI will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the ASI custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent ASI from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

●	where a portfolio manager owns the holding in a personal account
●	An investee company that is also a Segregated Client
●	An investee company where an Executive Director or Officer of our company is also a Director of that company
●	An investee company where an employee of ASI is a Director of that company
●	A significant distributor of our products
●	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

Clients may obtain a free copy of ASI’s proxy voting policies and procedures and/or proxy voting records for their account by contacting us at (215) 405-5700. ASI publishes Stewardship Principles which describe our approach to investment analysis, shareholder engagement and proxy voting across companies worldwide. They are published on our website

Clients that have not granted ASI Inc. voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

C-1

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)          Amended and Restated Master Trust Agreement dated April 2, 2008, is incorporated by reference to Post-Effective Amendment No. 48 as filed with the SEC via EDGAR on December 30, 2008.

(a1)       Amendment No. 1 dated October 13, 2008, to the Amended and Restated Master Trust Agreement dated April 2, 2008 is incorporated by reference to Post-Effective Amendment No. 48 as filed with the SEC via EDGAR on December 30, 2008.

(a2)       Amendment No. 2 to the Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 54 as filed with the SEC via EDGAR on December 23, 2010.

(a3)        Amendment No. 3 to the Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 60 as filed with the SEC via EDGAR on December 26, 2012.

(a4)      Amendment No. 4 to the Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 60 as filed with the SEC via EDGAR on December 26, 2012.

(a5)       Amendment No. 5 to the Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 72 as filed with the SEC via EDGAR on February 29, 2016.

(a6)       Amendment No. 6 to the Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 72 as filed with the SEC via EDGAR on February 29, 2016.

(a7)       Amendment No. 7 to the Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC via EDGAR on February 28, 2019.

(a8)       Amendment No 8. to the Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 84 as filed with the SEC via EDGAR on December 1, 2020.

(b)         Amended and Restated By-Laws dated January 31, 2012 are incorporated by reference to Post-Effective Amendment No. 58 as filed with the SEC via EDGAR on February 28, 2012.

(c)         The rights of holders of the securities being registered are included in the following documents: Articles IV and V of the Master Trust Agreement dated April 2, 2008 (incorporated by reference to Exhibit (a), as filed with the SEC via EDGAR on December 30, 2008) and Article 11 to the Registrant’s Amended and Restated By-Laws dated January 31, 2012 (incorporated by reference to Exhibit (b), as filed with the SEC via EDGAR on February 28, 2012).

(d)         Investment Advisory Agreement between the Registrant and Aberdeen Standard Investments Inc. (formerly known as “Aberdeen Asset Management Inc.”) is incorporated by reference to Post-Effective Amendment No. 63 as filed with the SEC via EDGAR on May 22, 2013.

(d1)       Exhibit A, effective December 1, 2020, to the Investment Advisory Agreement between the Registrant and Aberdeen Standard Investments Inc. is incorporated by reference to Post-Effective Amendment No. 84 as filed with the SEC via EDGAR on December 1, 2020.

(d2)       Investment Sub-Advisory Agreement between the Registrant, Aberdeen Standard Investments Inc. and Aberdeen Asset Managers Limited is incorporated by reference to Post-Effective Amendment No. 63 as filed with the SEC via EDGAR on May 22, 2013.

(d3)      Exhibit A, as amended on June 4, 2013, to the Investment Sub-Advisory Agreement between the Registrant, Aberdeen Standard Investments Inc. and Aberdeen Asset Managers Limited is incorporated by reference to Post-Effective Amendment No. 70 as filed with the SEC via EDGAR on February 27, 2015.

(d4)       Advisory Fee Waiver Agreement dated May 21, 2013 between the Registrant and Aberdeen Standard Investments Inc. is incorporated by reference to Post-Effective Amendment No. 66 as filed with the SEC via EDGAR on December 24, 2013.

(d5)       Expense Limitation Agreement dated December 1, 2020 between the Registrant on behalf of the Aberdeen International Sustainable Leaders Fund and Aberdeen Standard Investments Inc. is incorporated by reference to Post-Effective Amendment No. 84 as filed with the SEC via EDGAR on December 1, 2020.

(d6)      Expense Limitation Agreement dated February 28, 2021 between the Registrant on behalf of the Aberdeen Global Equity Impact Fund and Aberdeen Standard Investments Inc. is filed herewith.

(d7)       Expense Limitation Agreement dated February 28, 2021 between the Registrant on behalf of the Aberdeen Total Return Bond Fund and Aberdeen Standard Investments Inc. is filed herewith.

(d8)       Expense Limitation Agreement dated February 28, 2021 between the Registrant on behalf of the Aberdeen Global High Income Fund and Aberdeen Standard Investments Inc. is filed herewith.

(e)       Amended and Restated Distribution Agreement dated July 19, 2004 as amended and restated on July 1, 2009 and June 14, 2010 between the Registrant and Quasar Distributors, LLC (“Quasar”) is incorporated by reference to Post-Effective Amendment No. 54 as filed with the SEC via EDGAR on December 23, 2010.

(e1)       Amendment dated December 16, 2010 to the Amended and Restated Distribution Agreement dated July 19, 2004 as amended and restated on July 1, 2009 and June 14, 2010 between the Registrant and Quasar is incorporated by reference to Post-Effective Amendment No. 55 as filed with the SEC via EDGAR on February 25, 2011.

(e2)       Amendment dated October 18, 2012 to the Amended and Restated Distribution Agreement dated July 19, 2004 as amended and restated on July 1, 2009 and June 14, 2010 between the Registrant and Quasar is incorporated by reference to Post-Effective Amendment No. 60 as filed with the SEC via EDGAR on December 26, 2012.

(e3)       Underwriting Agreement dated March 22, 2013 between the Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Post-Effective Amendment No. 66 as filed with the SEC via EDGAR on December 24, 2013.

(e4)       Form of Dealer Agreement is incorporated by reference to Post-Effective Amendment No. 72 as filed with the SEC via EDGAR on February 29, 2016.

(f)       Not applicable.

(g)       Master Custodian Agreement dated October 1, 2011 between the Registrant, Artio Global Equity Fund, Inc. and State Street Bank and Trust Company (“State Street”) is incorporated by reference to Post-Effective Amendment No. 57 as filed with the SEC via EDGAR on December 22, 2011.

(g1)        Amendment dated September 16, 2013 to the Master Custodian Agreement dated October 1, 2011 between the Registrant, Aberdeen Standard Investments Inc. and State Street is incorporated by reference to Post-Effective Amendment No. 66 as filed with the SEC via EDGAR on December 24, 2013.

(g2)       Amendment dated February 23, 2015 to the Master Custodian Agreement dated October 1, 2011 between the Registrant, Aberdeen Standard Investments Inc. and State Street is incorporated by reference to Post-Effective Amendment No. 70 as filed with the SEC via EDGAR on February 27, 2015.

(g3)       Amendment dated January 1, 2018 to the Master Custodian Agreement dated October 1, 2011 between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 76 as filed with the SEC via EDGAR on February 28, 2018.

(g4)       Amended Appendix A to the Master Custodian Agreement dated October 1, 2011 between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 84 as filed with the SEC via EDGAR on December 1, 2020.

(h)       Administration Agreement dated October 1, 2011 between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 57 as filed with the SEC via EDGAR on December 22, 2011.

(h1)        Amendment dated September 16, 2013 to the Administration Agreement dated October 1, 2011 between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 66 as filed with the SEC via EDGAR on December 24, 2013.

(h2)        Amendment to the Administration Agreement dated October 1, 2011 between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 70 as filed with the SEC via EDGAR on February 27, 2015.

(h3)        Amendment dated January 1, 2018 to the Administration Agreement dated October 1, 2011 between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 76 as filed with the SEC via EDGAR on February 28, 2018.

(h4)       Form of Amended Schedule A and Annex I to the Administration Agreement dated October 1, 2011 between the Registrant and State Street is filed herewith.

(h5)       Amendment to the Administration Agreement dated June 1, 2020 between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 83 as filed with the SEC via EDGAR on September 25, 2020.

(h6)       Transfer Agency and Service Agreement dated June 3, 2011, between Aberdeen Funds and DST Asset Manager Solutions, Inc. (“DST”) (formerly, Boston Financial Data Services, Inc.) is incorporated by reference to Post-Effective Amendment No. 70 as filed with the SEC via EDGAR on February 27, 2015.

(h7)       Amendment dated September 18, 2014 to Transfer Agency and Service Agreement among Aberdeen Funds, DST, the Registrant and Aberdeen Global Select Opportunities Fund Inc. is incorporated by reference to Post-Effective Amendment No. 70 as filed with the SEC via EDGAR on February 27, 2015.

(h8)       Amendment dated February 4, 2015 to Transfer Agency and Service Agreement among Aberdeen Funds, DST, the Registrant and Aberdeen Global Select Opportunities Fund Inc. is incorporated by reference to Post-Effective Amendment No. 70 as filed with the SEC via EDGAR on February 27, 2015.

(h9)       Amendment dated November 30, 2016 to Transfer Agency and Service Agreement among Aberdeen Funds, DST and the Registrant is incorporated by reference to Post-Effective Amendment No. 74 as filed with the SEC via EDGAR on February 28, 2017.

(h10)       Form of Amendment dated February 28, 2021 to the Transfer Agency and Service Agreement among Aberdeen Funds, DST and the Registrant is filed herewith.

(h11)       Amendment dated June 1, 2020 to the Transfer Agency and Service Agreement among Aberdeen Funds, DST and the Registrant is incorporated by reference to Post-Effective Amendment No. 83 as filed with the SEC via EDGAR on September 25, 2020.

(i)       Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 9 as filed with the SEC via EDGAR on February 19, 1998.

(i1)       Opinion of Counsel dated February 26, 2004, is incorporated by reference to Post-Effective Amendment No. 28 as filed with the SEC via EDGAR on February 27, 2004.

(i2)       Opinion of Counsel dated February 25, 2005, is incorporated by reference to Post-Effective Amendment No. 32 as filed with the SEC via EDGAR on February 27, 2005.

(i3)       Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 57 as filed with the SEC via EDGAR on December 22, 2011.

(i4)       Consent of Counsel is filed herewith.

(j)       Consent of KPMG LLP is filed herewith.

(k)       Not applicable.

(l)       Not applicable.

(m)       Amended and Restated Distribution and Shareholder Services Plan dated December 16, 2010 is incorporated by reference to Post-Effective Amendment No. 55 as filed with the SEC via EDGAR on February 25, 2011.

(n)       Amended Rule 18f-3 Plan dated April 21, 2016 is incorporated by reference to Post-Effective Amendment No. 74 as filed with the SEC via EDGAR on February 28, 2017.

(o)       Not applicable.

(p)       Code of Ethics of the Registrant dated November 1, 2013 is incorporated by reference to Post-Effective Amendment No. 69 as filed with the SEC via EDGAR on December 23, 2014.

(p1)       Code of Ethics of Aberdeen Fund Distributors LLC, Aberdeen Standard Investments Inc. and Aberdeen Asset Managers Limited is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC via EDGAR on February 28, 2019.

(q)       Powers of Attorney for Antoine Bernheim, Thomas Gibbons, Peter Wolfram and Bev Hendry is incorporated by reference to Post-Effective Amendment No. 74 as filed with the SEC via EDGAR on February 28, 2017.

(q1)       Powers of Attorney for Bev Hendry and Andrea Melia are filed herewith.

(q2)       Certificate of the Secretary is filed herewith.

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification.

The Registrant is a Massachusetts business trust. As a Massachusetts business trust, the Registrant’s operations are governed by a Master Trust Agreement (“Declaration of Trust”). The Declaration of Trust provides that persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the Sub-Trust with which such person dealt for the payment of such credit, contract or claim and that neither the shareholders of any Sub-Trust nor the Trustees nor any of the officers, employees or agents of the Registrant, nor any other Sub-Trust of the Registrant shall be personally liable for such credit, contract or claim. The Registrant indemnifies each of the Trustees and officers and other persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise, against all liabilities and expenses incurred in connection with the defense or disposition of any action, suit or other proceeding before any court or administrative or legislative body in which such person may be involved as a party or with which such person may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter in which such person did not act in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the Registrant or had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Declaration of Trust further provides that a Trustee shall not be liable for errors of judgment or mistakes of fact or law, for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Registrant, or for any act or omission of any other Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees, when acting in good faith in discharging their duties, shall be entitled to rely upon the books of account of the Registrant and upon written reports made to the Trustees. However, nothing in the Declaration of Trust protects any Trustee or officer against any liability to the Registrant or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Item 31.	Business and Other Connections of Investment Adviser

The Registrant’s investment adviser, Aberdeen Standard Investments Inc. (“ASII”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, ASII provides investment advisory services to individual accounts.  Additional information as to ASII and the directors and officers of ASII is included in ASII’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of ASII and information as to any business, profession, vocation or employment of a substantial nature engaged in by ASII and such officers and directors during the past two years.

The Registrant’s sub-adviser, Aberdeen Asset Managers Limited (“AAML”), is a Scottish company. Additional information as to AAML and the directors and officers of AAML is included in AAML’s Form ADV filed with the SEC (File No. 801-75074), which is incorporated herein by reference and sets forth the officers and directors of AAML and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAML and such officers and directors during the past two years.

Item 32.	Principal Underwriter.

(a)	Aberdeen Fund Distributors, LLC (the “Distributor”) acts as principal underwriter for the Registrant and each of its series. The Distributor also serves as the principal underwriter for the Aberdeen Funds.

(b)	The following is a list of the executive officers and directors of the Distributor.

Name	Position with Underwriter	Position with Registrant
Mickey Janvier 1900 Market Street, Suite 200 Philadelphia, PA 19103 Raoul Clark 1900 Market Street, Suite 200 Philadelphia, PA 19103 Chad Kirschenblatt 500 N. Broadway Suite 238 Jericho, NY 11753	Chief Executive Officer Chief Compliance Officer Financial Operations Principal	None None None

(c)	Not applicable

Item 33.	Location of Accounts and Records

(1)	Aberdeen Investment Funds

c/o Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(2)	State Street Bank and Trust Company

One Iron Street

Boston, MA 02210

(records relating to its functions as administrator)

(3)	State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

(records relating to its functions as custodian)

(4)	Aberdeen Fund Distributors, LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

(records relating to its function as underwriter)

(5)	DST Asset Manager Solutions, Inc.

333 West 11th Street

Kansas City, MO 64105

(records relating to its functions as transfer agent)

(6)	Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(records relating to its functions as investment adviser)

(7)	Aberdeen Asset Managers Limited

Bow Bells House

1 Bread Street

London, England EC4M9HH

(records relating to its functions as sub-adviser)

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 85 to this registration statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 85 for Aberdeen Investment Funds to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on February 26, 2021.

ABERDEEN INVESTMENT FUNDS

By:	Bev Hendry**
Bev Hendry
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Bev Hendry**	Trustee President and Chief Executive Officer	February 26, 2021
Bev Hendry

Andrea Melia**	Chief Financial Officer	February 26, 2021
Andrea Melia

Antoine Bernheim*	Trustee, Chairman of the Board	February 26, 2021
Antoine Bernheim

Thomas Gibbons*	Trustee	February 26, 2021
Thomas Gibbons

Peter Wolfram*	Trustee	February 26, 2021
Peter Wolfram

*, **By:	/s/ Lucia Sitar
Lucia Sitar

(*As Attorney-in-Fact pursuant to a Power of Attorney filed as exhibit (q) to Post-Effective Amendment No. 74 as filed with the SEC via EDGAR on February 28, 2017.)

(**As Attorney-in-Fact pursuant to a Power of Attorney filed herewith.)

ABERDEEN INVESTMENT FUNDS

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Description

(d6)	Expense Limitation Agreement - Aberdeen Global Equity Impact Fund

(d7)	Expense Limitation Agreement - Aberdeen Total Return Bond Fund

(d8)	Expense Limitation Agreement - Aberdeen Global High Income Fund

(h4)	Form of Amended Schedule A and Annex I to the Administration Agreement

(h10)	Form of Amendment to the Transfer Agency and Service Agreement

(i4)	Consent of Counsel

(j)	Consent of KPMG LLP

(q1)	Powers of Attorney for Bev Hendry and Andrea Melia

(q2)	Certificate of the Secretary

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase